As filed with the Securities and Exchange Commission on
                                 April 30, 2002
                                                      Registration Nos. 33-97984
                                                                        811-9108


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [ ]
                         PRE-EFFECTIVE AMENDMENT NO. __                     [ ]

                         POST-EFFECTIVE AMENDMENT NO. 12                    [X]
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                     [ ]
                                 AMENDMENT NO. 14                           [X]

                                 --------------

                             THE LIPPER FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                 101 Park Avenue
                               New York, NY 10178
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (212) 883-6333

                                ABRAHAM BIDERMAN
                             THE LIPPER FUNDS, INC.
                                 101 Park Avenue
                               New York, NY 10178
                     (Name and Address of Agent for Service)

                                 --------------

                                   Copies to:
                            Lawrence S. Block, Esq.
                                Lipper & Company
                                101 Park Avenue
                               New York, NY 10178

                                Sarah Cogan, Esq.
                           Simpson Thacher & Bartlett
                              425 Lexington Avenue
                               New York, NY 10017

                                 --------------

                It is proposed that this filing become effective:
                       (check appropriate box)
                |X| immediately upon filing pursuant to Paragraph (b) |_| on (date) pursuant to Paragraph (b)
                |_| 60 days after filing pursuant to Paragraph (a) (1) |_| on _______________ pursuant to Paragraph (a) (2)

                |_| 75 days after filing to paragraph (a) (2)
                |_| on (date) pursuant to Paragraph (a) (2) of Rule 485


                If appropriate, check the following box:
                |_| this post-effective amendment designates a new
                    effective date for a previously filed post-effective amendment.

THE LIPPER FUNDS(SM)
--------------------------------------------------------------------------------
                                                Lipper High Income Bond Fund(SM)

                                                                  PROSPECTUS AND
                                                         NEW ACCOUNT APPLICATION
                                                                  April 30, 2002

                                                                  PREMIER SHARES
                                                                   RETAIL SHARES

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                           PAGE

RISK/RETURN SUMMARY.......................................................     1
  Fund Investment Objective...............................................     1
  Principal Investment Strategies of the Fund.............................     1
  Principal Risks of Investing in the Fund................................     1
  Recent Developments.....................................................     2
  Performance Information.................................................     2
    Annual Returns........................................................     2
    Average Annual Returns................................................     3
  Fees and Expenses of the Fund...........................................     4
  Example.................................................................     5

INVESTMENT OBJECTIVE, PRINCIPAL
  INVESTMENT STRATEGIES AND RELATED RISKS.................................     5
    Investment Objective and Principal Investment Strategies..............     5
    Other Investments.....................................................     7
    Temporary Investments.................................................     7
    Risks.................................................................     7
      General.............................................................     7
      Changes in Interest Rates...........................................     7
      High Yield Bonds....................................................     8

MANAGEMENT................................................................     9
  Compensation............................................................     9
  Executive Officers and Portfolio Manager................................    10

SHAREHOLDER INFORMATION...................................................    11
  Pricing of Fund Shares..................................................    11
  Minimum Purchases, Additional Investments and Account Balances..........    11
  Purchasing Fund Shares..................................................    12
  Other Purchase Information..............................................    12
  Redeeming Fund Shares...................................................    13
  Other Redemption Information............................................    14
  Exchange Privilege......................................................    15
  Other Exchange Information..............................................    16
  Transfer of Registration................................................    16
  Dividends and Distributions.............................................    17
  Taxation of Distributions...............................................    17
  The Transfer............................................................    17

DISTRIBUTION ARRANGEMENTS.................................................    18
  Sales Loads.............................................................    18
  Rule 12b-1 Fees.........................................................    18
  Multiple Classes........................................................    18

FINANCIAL HIGHLIGHTS......................................................    19

RISK/RETURN SUMMARY

FUND INVESTMENT OBJECTIVE

     The investment objective of the Lipper High Income Bond Fund is to achieve high total returns consistent with capital preservation.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

     The Fund invests primarily in a diversified portfolio of U.S. intermediate-term, high yield corporate bonds with maturities of 10 years or less rated at the time of investment "Baa1" to "B3" by Moody's Investors Service, Inc. ("Moody's") or "BBB+" to "B-" by Standard & Poor's Corporation ("S&P"), or of similar quality. These bonds are rated below investment grade and, under rating agency guidelines, involve a greater risk than investment grade bonds that the issuer will default in the timely payment of interest and principal or comply with the other terms of the contract over a long period of time.

     Lipper & Company, L.L.C., the Fund's investment adviser, focuses on high yield bonds (commonly referred to as "junk bonds") with a target yield of 300-500 basis points above the corresponding U.S. Treasury security, and seeks to maintain an average credit quality of "Ba3" by Moody's or "BB-" by S&P. The Adviser invests the assets of the Fund in a broad range of issuers and industries. The Adviser anticipates that the Fund's portfolio of securities will have an assumed dollar-weighted average maturity between five and seven years. The Adviser actively seeks to manage credit risk and minimize interest rate risk through credit analysis, credit diversity and emphasis on short- to intermediate- term maturities. Depending on market and issuer-specific conditions, the Adviser will generally sell any bonds that fall below "B3" by Moody's or "B-" by S&P within a reasonable period of time.

     The Fund is suitable for investors who seek a total return in excess of the return typically offered by U.S. Treasury securities and who are comfortable with the risks associated with investing in U.S. intermediate-term, high yield bonds of the credit quality in which the Fund invests.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of the Fund's shares will fluctuate in response to:

     o    changes in interest rates;

     o changes in the actual and perceived creditworthiness of the issuers of the Fund's investments;

     o    social, economic or political factors;

     o factors affecting the industry in which a particular issuer operates, such as competition or technological advances; and

     o factors affecting an issuer directly, such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead.

     The Fund invests in bonds rated below investment grade. High yield bonds involve greater risks than investment grade bonds, including greater price volatility and a greater risk that the issuer of such bonds will default in the timely payment of principal and interest. In addition, the Adviser may engage in active and frequent trading to achieve the Fund's investment objective, which may result in increased transaction costs and adverse tax consequences.

     As a result of these and other risks, you may lose money by investing in the Fund.

RECENT DEVELOPMENTS

     On April 22, 2002, the Adviser, Lipper & Company, L.P. and certain of their affiliates entered into an agreement (the "Agreement") with Neuberger Berman Inc., pursuant to which certain members of the portfolio management team, including Mr. Plewniak, who is the Portfolio Manager for the Fund, would join Neuberger Berman.

     In connection with the Agreement, the Adviser intends to recommend to The Lipper Funds' Board of Directors that the Fund be reorganized to become a new series of the Neuberger Berman Income Funds. It is expected that Mr. Plewniak will be a senior Portfolio Manager of the new series.

     If approved by The Lipper Funds' Board of Directors, shareholders of the Fund will receive proxy materials asking for approval of the foregoing at a special meeting of shareholders.

     This reorganization and certain related transactions contemplated by the Agreement are also subject to certain conditions, and there is no assurance that they will be consummated.


PERFORMANCE INFORMATION

   ANNUAL RETURNS

     The following bar chart reflects the annual total returns for the Fund's Premier Shares since the Fund's inception.* The information in this bar chart provides some indication of the risks of investing in the Fund by showing the changes in the Fund's performance from year to year. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


                    [GRAPHICAL REPRESENTATION OF DATA CHART]

    1993    1994    1995    1996    1997    1998    1999    2000    2001
    ----    ----    ----    ----    ----    ----    ----    ----    ----
   14.29%   0.47%  14.42%  11.01%  11.22%   3.61%  4.20%    4.81%   8.35%

     The Fund's highest return for a quarter was 4.54%, which occurred in the 1st quarter of 1993. The Fund's lowest return for a quarter was (2.45)%, which occurred in the 3rd quarter of 1998.

----------

* Reflects performance of the Fund for the period April 1, 1996 through December 31, 2001 and the performance of the Fund's predecessor partnership for the period February 1, 1992 (date of inception) through March 31, 1996, as applicable. On April 1, 1996, the Fund's predecessor partnership transferred its assets to the Fund in exchange for the Fund's Premier Shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of its predecessor partnership. As a mutual fund registered under the Investment Company Act, the Fund is subject to certain restrictions under the Act and the Internal Revenue Code to which its predecessor partnership was not subject. Had the Fund's predecessor partnership been registered under the Act and subject to the provisions of the Act and the Code, its investment performance may have been adversely affected.

   AVERAGE ANNUAL RETURNS

     The following table provides some indication of the risks of investing in the Fund* by comparing the average annual total return of the Fund for the one and five year periods and since inception for the periods ending December 31, 2001 to that of the Lehman Brothers BB Intermediate Bond Index, an index comprised of BB-rated corporate bonds with maturities of less than ten years, and the average total return generated by the 372 high yield mutual funds tracked by Morningstar, Inc.:

                                                           1 YEAR           FIVE YEARS**    SINCE INCEPTION**
                                                           ------           ------------    ----------------_
RETURN BEFORE TAXES:
  Premier Shares................................            9.27%               6.58%            8.37%
  Retail Shares.................................            8.61%               6.13%            8.12%
RETURN AFTER TAXES ON DISTRIBUTIONS:
  Premier Shares................................            6.15%               2.99%            6.22%
  Retail Shares.................................            5.58%               2.61%            6.01%
RETURN AFTER TAXES ON DISTRIBUTIONS AND
 SALE OF FUND SHARES:
  Premier Shares................................            5.59%               3.45%            5.86%
  Retail Shares.................................            5.20%               3.11%            5.66%
LEHMAN BROTHER BB INTERMEDIATE BOND INDEX#......           10.15%               6.56%            8.57%
MORNINGSTAR HIGH YIELD BOND FUNDS+..............            1.70%               1.31%             N/A

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

----------

 * Effective April 1, 2002, the Fund's Group Retirement Plan class was eliminated and such shares were converted into Premier Shares or Retail Shares, as appropriate. Average annual returns for the Group Retirement Plan Shares for the one and five year periods and since inception for the period ending December 31, 2001 were 8.70%, 6.17% and 8.13%, respectively.

** Reflects performance of the Fund for the period April 1, 1996 through December 31, 2001 and the performance of the Fund's predecessor partnership for the period February 1, 1992 (date of inception) through March 31, 1996, as applicable. On April 1, 1996, the Fund's predecessor partnership transferred its assets to the Fund in exchange for the Fund's Premier Shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of its predecessor partnership. As a mutual fund registered under the Investment Company Act, the Fund is subject to certain restrictions under the Act and the Internal Revenue Code to which its predecessor partnership was not subject. Had the Fund's predecessor partnership been registered under the Act and subject to the provisions of the Act and the Code, its investment performance may have been adversely affected.

# Unlike the Fund's returns, the total returns for the Lehman Brothers BB Intermediate Bond Index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing, which would reduce returns, and do not include the effect of taxes. Average Annual Total Return Since Inception for the Lehman Brothers BB Intermediate Bond Index reflects average annual total return for the period February 1, 1992 through December 31, 2001.

+ Returns for the Morningstar High Yield Bond Funds include the reinvestment of dividends and capital gains but do not include the effect of taxes.

FEES AND EXPENSES OF THE FUND

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:*

    SHAREHOLDER FEES (fees paid directly from your investment)
      Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price) ...........................  None
      Maximum Deferred Sales Charge (Load) ............................  None
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends .....  None
      Redemption Fee ..................................................  None**
      Exchange Fee ....................................................  None#

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
      MANAGEMENT FEES (before waiver)+
        Premier Shares ................................................  0.75%
        Retail Shares .................................................  0.75%

      DISTRIBUTION (12B-1) FEES
        Premier Shares ................................................  None
        Retail Shares .................................................  0.25%

      OTHER EXPENSES
        Premier Shares ................................................  0.40%
        Retail Shares .................................................  0.40%

      TOTAL ANNUAL FUND OPERATING EXPENSES (BEFORE WAIVER)+
        Premier Shares ................................................  1.15%
        Retail Shares .................................................  1.40%

     Certain investment dealers, banks and financial services firms may charge you direct fees in connection with purchasing or redeeming the Fund's shares. This table does not reflect those fees.

----------

 * Effective April 1, 2002, the Fund's Group Retirement Plan class was eliminated and such shares were converted into Premier Shares or Retail Shares, as appropriate. Prior to that date, the Fund's Group Retirement Plan Shares were subject to a shareholder servicing fee of up to 0.25% of that class' average daily net assets and no 12b-1 fee. Previous Group Retirement Plan shareholders that currently own Premier Shares pay no 12b-1 fee. Previous Group Retirement Plan shareholders that currently own Retail Shares continue to pay a 0.25% fee, although such fee is paid pursuant to a 12b-1 plan.

** The Fund imposes a 1.00% Redemption Fee on Fund shares that are redeemed 30 days or less from the date of purchase.

# The Fund imposes a 1.00% Exchange Fee on Fund, shares that are exchanged 30 days or less from the date of purchase. In addition, the Fund may, upon 60 days prior written notice, charge you a nominal fee in connection with an exchange, although it does not currently do so.

+ The Adviser voluntarily waived a portion of its Management Fee during the 2001 fiscal year. As a result, the actual Management Fee was 0.60% for each of the Fund's share classes and the Total Annual Fund Operating Expenses were 1.00% for the Premier Shares and 1.25% for the Retail Shares. The Adviser may discontinue this waiver at any time.

EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:*

CLASS OF SHARES            1 YEAR          3 YEARS      5 YEARS        10 YEARS
---------------            ------          -------      -------        --------
Premier..................   $117            $365         $633           $1,398
Retail...................   $143            $443         $766           $1,680


INVESTMENT OBJECTIVE, PRINCIPAL
INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

     The Fund's primary investment objective is high total return consistent with capital preservation. The Adviser invests primarily in a diversified portfolio of U.S. intermediate-term, high yield corporate bonds with maturities of 10 years or less rated at the time of investment "Baa1" to "B3" by Moody's or "BBB+" to "B-" by S&P, or in bonds determined by the Adviser to be of comparable quality. The Adviser will not invest any of the Fund's assets in high yield bonds that, at the time of investment, are rated "Caa1" or lower by Moody's or "CCC+" or lower by S&P, or in comparable unrated bonds. Depending on market and issuer-specific conditions, the Adviser will generally sell any bonds that fall below "B3" by Moody's or "B-" by S&P within a reasonable period of time.

     The Adviser focuses on high yield bonds (commonly referred to as "junk bonds") with a target yield of 300-500 basis points above the corresponding U.S. Treasury security, and seeks to maintain an average credit quality of "Ba3" by Moody's or "BB-" by S&P by concentrating on the middle to high end of the non-investment grade spectrum. The Adviser expects to invest the assets of the Fund in a broad range of issuers and industries. The Adviser actively seeks to manage credit risk and minimize interest rate risk through credit analysis, credit diversity and emphasis on short- to intermediate-term maturities.

----------

* The example reflects the Fund's total operating expenses before taking into consideration that the Adviser voluntarily waived a portion of its Management Fee during the 2001 fiscal year. If you consider this voluntary waiver, your costs for the one, three, five and ten year periods would be $102, $318, $552 and $1,225, respectively, for the Premier Shares, and $127, $397, $686 and $1,511, respectively, for the Retail Shares.

     The Adviser considers various factors in evaluating securities for purchase by the Fund, including:

     o yield to maturity, yield to call (where appropriate), current yield and the price of the bond relative to other bonds of comparable quality and maturity;

     o the difference, or "spread," between the yield of the bond and the yield of a comparable U.S. Treasury security;

     o the size of the issuer, the issuer's sensitivity to economic conditions and trends and the issuer's operating history;

     o the issuer's financial resources and financial condition, including leverage and cash flow to cover interest expense and principal repayment;

     o review of the terms under which the bonds are issued and the nature of, and coverage under, financial covenants;

     o    the experience and track record of the issuer's management;

     o market-technical factors, including the market tone and prevailing conditions, supply and demand and the amount of new high yield bonds being issued; and

     o underwriting factors, including size, capital and reputation of the lead underwriter, number of additional underwriters and their track records.

     "High yield bonds" are fixed income securities rated below investment grade that typically offer investors higher yields than other fixed income securities. The higher yields are justified by the weaker credit profile of high yield issuers as compared to investment grade issuers. High yield bonds include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental issuers, including bonds, debentures and notes, and preferred stocks that have priority over any other class of stock of the issuer as to the distribution of assets or the payment of dividends. A high yield bond itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the bond or acquired as part of a unit with the bond.

     Debt securities differ in their interest rates and maturities, among other factors. The Adviser's expectations as to future changes in interest rates influence the maturity of the debt securities comprising the Fund's portfolio. For example, if the Adviser expects interest rates to rise, the Adviser may invest the Fund's assets more heavily in bonds with shorter maturities, enabling the Fund to benefit from purchases of longer-term bonds after rates have risen. Conversely, if the Adviser expects interest rates to fall, the Adviser may invest the Fund's assets more heavily in bonds with longer maturities, in order to take advantage of the higher rates then available. Under normal market conditions, the Adviser anticipates that the Fund's portfolio will have an assumed dollar-weighted average maturity between five and seven years. By maintaining such a maturity, over the course of a year, the Adviser can reinvest approximately 20% of the Fund's capital at current rates, minimizing potential volatility in a changing interest rate environment.

OTHER INVESTMENTS

     The Adviser may also invest the Fund's assets in preferred stock (including convertible preferred stock), warrants or common stock, as well as non-U.S. dollar denominated securities.

TEMPORARY INVESTMENTS

     If the Adviser believes that conditions in the securities markets would make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may adopt a temporary defensive position. Under such circumstances, the Adviser may invest temporarily a substantial portion of the Fund's assets in bonds rated higher than "Baa1" by Moody's or "BBB+" by S&P, or in unrated bonds of comparable quality, or in cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States government, its agencies or instrumentalities, prime commercial paper and repurchase agreements for the above securities. The Adviser may also at any time invest some of the Fund's assets in these instruments to meet redemptions and recover operating expenses. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

RISKS

   GENERAL

     The value of the Fund's shares will fluctuate with the market value of its portfolio positions. Factors affecting the value of the Fund's portfolio include:

     o    changes in interest rates;

     o changes in the actual and perceived creditworthiness of the issuers of such bonds;

     o    social, economic or political factors;

     o factors affecting the industry in which a particular issuer operates, such as competition or technological advances; and

     o factors affecting an issuer directly, such as management changes, labor relations, the collapse of key suppliers or customers or material changes in overhead.

     There is no assurance that the Fund will achieve its investment objective.

   CHANGES IN INTEREST RATES

     The Fund's net asset value may change as general levels of interest rates fluctuate. Generally, when interest rates decline, the value of the Fund's investments will rise. Conversely, when interest rates rise, the value of the Fund's investments will generally decline. These fluctuations are greater for Fund investments with longer maturities than those with shorter maturities.

   HIGH YIELD BONDS

     The Adviser will invest all or substantially all of its assets in U.S. intermediate-term, high yield corporate bonds, commonly referred to as "junk bonds." High yield bonds are those securities rated below investment grade (i.e., rated below "Baa" by Moody's or below "BBB" by S&P) and unrated securities of comparable quality. These bonds involve greater risks than investment grade bonds, including greater price volatility and a greater risk that the issuer of such bonds will default in the timely payment of principal and interest.

     Under rating agency guidelines, bonds that are rated in the category "B" (the lowest category in which the Fund may make an initial investment), or comparable unrated bonds, generally lack characteristics of a desirable investment, and there is little assurance that the issuer will pay interest and principal or comply with other terms of the contract over any long period of time. These factors may reduce the value of the Fund's investments and, in turn, the value of the Fund's shares.

     The following factors may adversely affect the Fund's ability to dispose of particular portfolio investments at their fair value:

     o the secondary markets for high yield bonds are not as liquid as the secondary markets for investment grade bonds;


     o there may be relatively few market-makers for particular high yield bonds;

     o participants in the market are mostly institutional investors, including insurance companies, banks, mutual funds and other financial institutions;

     o the secondary markets for high yield bonds may contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer; and

     o adverse publicity and investor perceptions about non-investment grade bonds, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such non-investment grade bonds. Less liquid secondary markets may also affect the Adviser's ability to sell the Fund's investments at their fair value.

     The ratings of bonds by Moody's and S&P are a generally accepted barometer of credit risk. However, you should note that the rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of bonds within each rating category in which the Fund may invest. The Fund's ability to achieve its investment objective may be more dependent on the Adviser's credit analysis of issuers than would be the case if the Fund invested in higher quality bonds.

     The market values of bonds rated below investment grade and comparable unrated bonds tend to react less to fluctuations in interest rate levels than those of investment grade bonds. However, the market values of certain of these bonds tend to be more sensitive to individual issuer developments and changes in economic conditions than investment grade bonds. In addition, these bonds generally present a higher degree of credit risk. Issuers of these bonds are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade bonds because such bonds frequently are subordinated to the prior payment of senior indebtedness.

     Many fixed income securities contain call or buy-back features that permit the issuer of the bond to call or repurchase the bond. Such bonds may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the bonds, the Adviser may have to replace the called bond with a lower yielding bond, resulting in a decreased rate of return for the Fund.

     The Adviser may engage in active and frequent trading to achieve the Fund's principal investment objective. Frequent trading may result in increased transaction costs and adverse tax consequences and may detract from the Fund's performance.

MANAGEMENT

     Lipper & Company, L.L.C., located at 101 Park Avenue, New York, NY 10178, serves as the Fund's investment adviser.

     The Adviser is an affiliate of Lipper & Company, L.P., which serves as the Fund's distributor. Lipper & Company, L.P. is a privately owned investment management and investment banking firm founded in 1987. Lipper & Company, L.P. and its affiliates serve as the general partner and/or investment adviser to U.S. and non-U.S. private investment partnerships and as investment adviser to other series of The Lipper Funds.

     On March 26, 2002, the general partners of Lipper & Company, L.P.'s private investment partnerships invested primarily in hedged convertible securities informed investors that those partnerships were being liquidated in other than the normal course of operations as a result of the significant reduction in the valuation of those portfolios. The Securities and Exchange Commission is conducting an investigation of those partnerships, as well as Lipper & Company, L.P. and certain of its affiliates. These developments and related matters may have an adverse effect on Lipper & Company, L.P. and its affiliates, including the Adviser.

     On April 24, 2002, The Lipper Funds announced that it was closing the Lipper U.S. Equity Fund and Lipper Mergers Fund to new purchases and liquidating those series subject to shareholder approval. The Adviser also intends to recommend to The Lipper Funds' Board of Directors the reorganization of the Lipper High Income Bond Fund into a new series of the Neuberger Berman Income Funds, subject to shareholder approval and certain other conditions.

COMPENSATION

     The Fund pays the Adviser an annual fee computed daily and paid monthly at the annual rate of 0.75% of the Fund's average daily net assets. The Adviser may voluntarily waive for a period of time all or a portion of its management fee with respect to the Fund. For the most recent fiscal year, the Adviser's management fee was 0.60%

EXECUTIVE OFFICERS AND PORTFOLIO MANAGER

       Wayne Plewniak is the Portfolio Manager of the Fund and is responsible for the day-to-day management of the Fund's portfolio. Set forth below is a biographical description of the Executive Officers of the Adviser and the Portfolio Manager of the Fund.

     Kenneth Lipper is the Chief Executive Officer, President and Managing Member of the Adviser and has been Chief Executive Officer and President of Lipper & Company, L.P. and its affiliates since founding the firm in 1987. Prior to founding Lipper & Company, Mr. Lipper was a General Partner of Lehman Brothers Inc. from 1969 to 1975 and a General Partner and Managing Director of Salomon Brothers Inc. from 1976 to 1982. He served as Deputy Mayor of New York City from 1983 to 1985. Mr. Lipper is a Director and Chairman of the Audit Committee of Case New Holland N.V., a member of the Federal Reserve Bank of New York's International Advisory Board, and a member of the Advisory Board of The Chase Manhattan Bank. He is a Trustee of the Sundance Institute and serves on the Harvard Executive Committee on University Resources. Mr. Lipper graduated from Columbia University and Harvard Law School and is a member of Phi Beta Kappa and the New York State Bar. Mr. Lipper wrote the novels Wall Street and City Hall, wrote and produced the film City Hall and produced the films The Winter Guest and The Last Days, for which he received an Academy Award for best feature length documentary film. Mr. Lipper is co-publisher of Penguin Lives, the Lipper/Viking series of short biographies of famous cultural figures by celebrated authors, and is also the co-publisher of the Lipper/Norton scientific series on great discoverers and their discoveries.

     Abraham Biderman is an Executive Vice President of the Adviser and Lipper & Company, L.P. Mr. Biderman is also Co-Manager of Lipper Convertibles, L.P., an investment limited partnership and an affiliate of the Adviser. Mr. Biderman joined Lipper & Company in 1990. He was the Commissioner of the New York City Department of Housing, Preservation and Development from 1988 to 1989, and in that capacity was responsible for the largest housing development project in the United States at that time. He was the Commissioner of the New York City Department of Finance from 1986 to 1988, responsible for the collection of over $20 billion per year in tax and other revenues. Mr. Biderman also served as a Special Advisor to former Mayor Edward I. Koch from 1985 to 1987 and was an Assistant to then-Deputy Mayor Kenneth Lipper from 1983 to 1985.

     Steven Finkel is an Executive Vice President of the Adviser and Lipper & Company, L.P. Mr. Finkel, a certified public accountant, is responsible for the accounting and tax aspects of Lipper & Company and its affiliates. Prior to joining Lipper & Company in 1987, Mr. Finkel was a tax partner with the certified public accounting firm of Oppenheim, Appel, Dixon & Co., with whom he was affiliated for 15 years, serving as the tax partner in charge of various securities industry clients.

     Wayne Plewniak is the Portfolio Manager for the Fund and a Managing Director of the Adviser and Lipper & Company, L.P. Mr. Plewniak joined Lipper & Company in 1991. Prior to joining Lipper & Company, he served as a Senior Investment Analyst for Bell Atlantic Corporation from 1988 to 1991, concentrating on private placement and high-yield investments. From 1986 to 1988, Mr. Plewniak worked for Paribas North America in its Merchant Banking department. From 1985 to 1986, Mr. Plewniak was an Associate with Goldome Strategic Investments, Inc. in the private equity group. Mr. Plewniak holds an M.B.A. from Georgetown University and a B.S. in Industrial Engineering from Rochester Institute of Technology.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

     The price of each share is based on the net asset value of each class. The Fund's net asset value is the value of its assets minus its liabilities. Expenses attributable solely to a particular class will be borne exclusively by that class. The net asset value per share of each class of shares of the Fund is calculated every day the New York Stock Exchange is open.

     The Fund determines the net asset value per share of each class as of the close of regular trading on the NYSE, generally 4:00 p.m., New York time, on days the NYSE is open. The Fund computes the net asset value per share by dividing the value of the net assets of each class by the total number of shares of that class outstanding. In calculating the net assets of each class, the Fund values securities traded on an exchange on the basis of the last sale price occurring prior to the close of regular trading on the NYSE (currently 4:00 p.m., New York time) or, in the absence of a sale, at the mean between the closing bid and asked prices, if available. The Fund values equity securities traded on the NASDAQ National Market System for which no sales prices are available and over-the-counter securities on the basis of the bid prices at the close of business on each day. If market quotations for those securities are not readily available, the Fund values such securities at fair value. Fair value is determined in accordance with procedures approved by the Board of Directors. The Fund values fixed income securities on the basis of valuations provided by brokers and/or a pricing service, quotations from dealers and prices of comparable securities. The Fund may value short-term investments that mature within 60 days at amortized cost if it reflects the fair value of those investments.

MINIMUM PURCHASES, ADDITIONAL INVESTMENTS AND ACCOUNT BALANCES

     The Fund offers two classes of shares: Premier Shares and Retail Shares. If you invest more than $1 million in the Fund, you may purchase Premier Shares. All other investors may purchase Retail Shares.

     Each of the Fund's classes has the following minimum amounts to purchase shares initially, to make additional investments and to maintain your investment in a particular class of shares:

                            MINIMUM            MINIMUM               MINIMUM
CLASS OF SHARES        INITIAL PURCHASE  ADDITIONAL INVESTMENT  ACCOUNT BALANCE
---------------        ----------------  ---------------------  ---------------
Premier..............     $1,000,000           $2,500                $500,000
Retail (non I.R.A)...     $   10,000           $2,500                $  1,000
Retail (I.R.A.)......     $    2,000           $  250                $  1,000

     The Fund may vary or waive these minimum amounts at any time.

PURCHASING FUND SHARES

     Shares of the Fund are sold without any sales charge. You may purchase shares of the Fund in one of the following ways:

METHOD OF PURCHASE                WHAT YOU NEED TO DO
------------------                -------------------

Initial Purchase by Mail          Mail your account application and a check made
                                  payable to "The Lipper Funds, Inc." to:

                                        The Lipper Funds, Inc.
                                        c/o ALPS Mutual Funds Services, Inc.
                                        PMB 603
                                        303 16th Street, Suite 016
                                        Denver, CO 80202-5657

Initial Purchase by Wire          First, call ALPS Mutual Funds Services, Inc.,
                                  the Fund's Transfer Agent, at 1-800-LIPPER9 and provide (1) your name, address, telephone number and social security or tax I.D. number,
                                  (2) name of the Fund and class of shares you wish to purchase, (3) amount you are wiring,
                                  (4) name of the bank wiring the funds, and (5) whether or not you have an existing account.
                                  The Transfer Agent will provide you with a reference number.

                                  Next, instruct your bank to wire the specified amount to the Fund as follows:

                                        State Street Bank & Trust Co.
                                        225 Franklin Street
                                        Boston, MA 02171
                                        ABA #011000028
                                        DDA Acct. #34985176
                                        F/B/O The Lipper Funds, Inc.
                                        Ref: Lipper High Income Bond Fund
                                        Account/Reference Number________________
                                        Account Name____________________________

                                  Finally, mail your account application to the Transfer Agent at the address set for the above under "Initial Purchase by Mail."

Additional Investments            Mail a check payable to "The Lipper Funds,
                                  Inc." to the Transfer Agent at the address set forth above under "Initial Purchase by Mail" or wire funds using the procedures set forth above under "Initial Purchase by Wire." You should include the name of the account, account number and the name of the Fund and class of shares you wish to purchase on the check or wire to ensure proper crediting to your account.

OTHER PURCHASE INFORMATION

     You may also purchase shares of the Fund through participating dealers, including banks and financial services firms that provide distribution, administrative or shareholder services to the Fund, if you are a customer of that participating dealer. Participating dealers may impose additional or different conditions or other account fees on your purchase of Fund shares. Each participating dealer is responsible for sending its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. If you are a customer of a participating dealer, you should consult the dealer for information regarding these fees and conditions. The Lipper Funds, the Distributor, the Adviser or any of the Adviser's affiliates may compensate certain participating dealers. Compensation may be different with respect to each class of shares.

     The Distributor or a participating dealer must transmit your order to the Transfer Agent within one business day after it receives your order. If the Distributor or a participating dealer receives your order and transmits it to the Transfer Agent prior to the close of regular trading on the NYSE, generally 4:00 p.m., New York time, on days the NYSE is open, the Fund will price your shares according to that day's net asset value. If not, the Fund will price your shares based on the next business day's net asset value. The Distributor or a participating dealer generally must receive payment for your shares on settlement date, the third business day after the date on which you placed your order. If you make payment prior to the settlement date, you may permit the payment to be held in your brokerage account or you may designate a temporary investment for such payment until the settlement date. The Fund may reject any purchase order and suspend the offering of its shares for a period of time.

     In the interest of economy and convenience, the Fund will not issue certificates for shares.

REDEEMING FUND SHARES

       You may redeem shares of the Fund at any time in one of the following ways:

METHOD OF REDEMPTION              WHAT YOU NEED TO DO
--------------------              -------------------

Through the Distributor           Call the Distributor at 1-800-LIPPER9 or your
or a Participating Dealer         Participating Dealer.

By Telephone                      Provided that you established the telephone
                                  privilege when you completed your account application, you may call the Transfer Agent at 1-800-LIPPER9 and request that the Transfer
                                  Agent send you the redemption proceeds or wire the funds to your account. The Transfer Agent must employ reasonable procedures, such as a form of personal identification, to confirm that the instructions are genuine. If the Transfer Agent does not follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. Neither The Lipper Funds nor the
                                  Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

By Mail Mail the Transfer Agent a letter at the address specified under "Initial Purchase by Mail" requesting a redemption. The letter should include (1) name of the account, social security or tax I.D. number, account address and account number, (2) name of the Fund from which you wish to redeem, (3) number of shares or amount you wish to redeem, and (4) signature of each owner of the account.

OTHER REDEMPTION INFORMATION

       If the Fund receives your redemption request in proper form (which includes all of the information set forth above) prior to the close of regular trading on the NYSE, generally 4:00 p.m., New York time, on days the NYSE is open, it will redeem your shares at that day's net asset value. If not, the Fund will redeem your shares based on the next business day's net asset value. The proceeds paid to you upon redemption may be more or less than the amount you originally invested depending upon the net asset value of the shares being redeemed at the time of redemption. If you hold shares in more than one class of the Fund, you must specify in your redemption request the class of shares being redeemed. If you do not specify which class you want redeemed, or if you own fewer shares of a class than specified, the Transfer Agent will delay your request until it receives further instructions from you, the Distributor or a participating dealer.

     The Fund normally transmits redemption proceeds for credit to your account at the Distributor or a participating dealer at no charge within seven days after it receives your redemption request. Generally, the Fund will not invest these funds for your benefit without specific instruction, and the Distributor will benefit from the use of temporarily uninvested funds before these funds are credited to your account. If you pay for your shares by personal check, you will be credited with the proceeds of a redemption of those shares only after the check has been collected, which may take up to 15 days from the purchase date. If you anticipate the need for more immediate access to your investment, you should purchase shares with Federal Funds, by bank wire or with a certified or cashier's check. Please do not send cash.

     If, due to redemptions, market value depreciation or a combination thereof, your account falls below the minimum investment balances set forth above, the Fund may redeem your account upon 60 days' notice. However, the Fund will give you at least 30 days from the date of such notification in which to increase your account balance to more than the required minimum account balance. Group Retirement Plan Shareholders are not subject to this minimum. If the Fund redeems your shares, you may reinvest in any class of shares of the Fund at a later date provided that you meet any eligibility requirements with respect to investing in the Fund at that time.

     The Fund imposes a 1.00% fee (short-term trading fee) on Fund shares redeemed 30 days or less from the date of purchase. The fee is based on the shares' net asset value at redemption and deducted from the redemption proceeds. The fee is paid to the Fund to offset costs associated with short-term shareholder trading. It does not apply to shares acquired through reinvestment of distributions. So as not to penalize long-term investors, and for purposes of computing the short-term trading fee, any shares bought through reinvestment of distributions will be redeemed first without charging the fee, followed by the shares held for the longest period of time. The Fund reserves the right to waive this redemption fee at any time in its sole discretion.

     Certain participating dealers may charge you fees in connection with redeeming your shares.

     The Fund may suspend your right to redeem your shares or postpone the date of payment for any period during which trading on the NYSE is closed (other than customary weekend and holiday closings) or restricted. The Fund may also suspend your right to redeem your shares or postpone the date of payment if an emergency exists for which the Fund cannot reasonably dispose of or value its securities or for such other periods as the Securities and Exchange Commission may permit.

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay your redemption proceeds in whole or in part by making an "in kind" distribution to you of readily marketable securities or other property held by the Fund, valued in the same manner as the Fund determines net asset value, in lieu of cash in conformity with applicable rules of the SEC. You may incur brokerage charges on the sale of such securities.

     You must provide the Transfer Agent with a "signature guarantee" if (1) you want your redemption proceeds sent to another person, (2) you want your redemption proceeds sent to an address other than your registered address, or
(3) you want your shares transferred to another person. A signature guarantee verifies your identity. You may obtain a signature guarantee from an "eligible guarantor institution" (including banks, brokers and dealers that are members of a clearing corporation or that maintain net capital of at least $100,000, credit unions authorized to issue signature guarantees, national securities exchanges, registered securities associations, clearing agencies and savings associations) that participates in a signature guarantee program. The signature guarantee must appear on (a) your written request for redemption or (b) a stock power that specifies the total number of shares and class of shares to be redeemed.

EXCHANGE PRIVILEGE

     You may exchange your shares of the Fund for shares of the same class of the Lipper Prime Europe Equity Fund in one of the following ways:

METHOD OF EXCHANGE         WHAT YOU NEED TO DO
------------------         -------------------
By Telephone               Provided that you established the telephone privilege
                           when you completed your account application, you may call the Transfer Agent at 1-800-LIPPER9 and provide
                           (1) name of the account, social security or tax I.D.
                           number, account address and account number, (2) name of the Fund and class of shares from which you wish to exchange, (3) number of shares or amount you wish to exchange, and (4) name of the Fund into which you wish to exchange. The Transfer Agent must employ reasonable procedures, such as a form of personal identification, to confirm that the instructions are genuine. If the Transfer Agent does not follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. Neither The
                           Lipper Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

By Mail Mail the Transfer Agent a letter at the address set forth under "Initial Purchase by Mail" requesting an exchange. The letter should include (1) name of the account, social security or tax I.D. number, account address and account number, (2) name of the Fund and class of shares from which you wish to exchange, (3) number of shares or amount you wish to exchange, and
                           (4) name of the Fund into which you wish to exchange.

OTHER EXCHANGE INFORMATION

     You may exercise the exchange privilege if the shares of the Fund into which you wish to exchange are offered for sale in your state of residence and the purchase meets the minimum investment and other eligibility requirements of the Fund into which you are exchanging. To use the exchange privilege, you should consult the Distributor or your participating dealer to determine if it is available and whether any other conditions are imposed on its use.

     If you exercise the exchange privilege, The Lipper Funds will exchange your shares at the next determined net asset value. Except as described below, The Lipper Funds does not currently charge any fees directly in connection with exchanges, although it may charge shareholders a nominal fee upon at least 60 days' prior written notice.

     The Fund imposes a 1.00% fee (short-term trading fee) on Fund shares exchanged 30 days or less from the date of purchase. The fee is based on the shares' net asset value at the time of the exchange and is deducted from the amount exchanged. The fee is paid to the Fund to offset costs associated with short-term shareholder trading. It does not apply to shares acquired through reinvestment of distributions. So as not to penalize long-term investors, and for purposes of computing the short-term trading fee, any shares bought through reinvestment of distributions will be exchanged first without charging the fee, followed by the shares held for the longest period of time. The Fund reserves the right to waive this exchange fee at any time in its sole discretion.

     You must obtain and should carefully review a copy of the current prospectus of the Fund into which you wish to exchange before making any exchange.

     The Lipper Funds may limit exchanges as to amounts or frequency, and may impose other restrictions to assure that exchanges do not disadvantage the Funds or their shareholders. If your shares are held in a broker "street name," you must contact your participating dealer to exchange such shares; you may not exchange such shares by mail or telephone. The Lipper Funds may reject any exchange request in whole or in part. The Lipper Funds may modify or terminate the exchange privilege at any time upon notice to shareholders.

     If you exchange shares of the Fund for shares of another Fund, the Internal Revenue Service treats such an exchange as a sale of the shares. Therefore, you may realize a taxable gain or loss upon an exchange.

TRANSFER OF REGISTRATION


     You may instruct the Transfer Agent to transfer the registration of your shares to another person by sending the Transfer Agent a letter at the address set forth above under "Initial Purchase by Mail." The letter should include (1) your name and account number, (2) the name of the Fund from which you wish to transfer your shares, (3) the number and class of shares you wish to transfer,
(4) the name of the person to whom you are transferring your shares, (5) original signatures of all account owners, (6) a signature guarantee, and (7) an account application from the person to whom you are transferring your shares.

DIVIDENDS AND DISTRIBUTIONS

     Shares of the Fund begin accruing dividends on the first business day following the day a purchase order is priced and continue to accrue dividends up to and including the day that such shares are redeemed. The Fund will automatically reinvest dividends and capital gains distributions on your shares in additional shares of the same class at the net asset value of that class at the time of reinvestment, unless you indicate on your application form that the Fund should pay dividends and capital gains distributions on shares in cash to your account.

     If you own Retail Shares, you will receive lower per share dividends than Premier Shareholders because of the additional expenses borne by Retail Shareholders under the Fund's Retail Distribution Plan.

     The Fund will distribute substantially all of its net investment income to shareholders annually. The Fund will distribute net capital gain, if any, with the last dividend for the calendar year. The Fund may make additional distributions and/or pay dividends at other times if necessary to avoid federal income taxes.

     The Lipper Funds will send you an annual statement setting forth the amount of any dividends and distributions made to you during each year and their federal tax characterization.

TAXATION OF DISTRIBUTIONS

     Fund dividends and distributions are taxable to you as ordinary income or capital gain. Unless your Fund shares are in an IRA or other tax-advantaged account, you are required to pay taxes on dividends and distributions whether you receive them in cash or in the form of additional shares.

     Distributions paid out of the Fund's "net capital gain" will be taxed to you as long-term capital gain, regardless of how long you have owned shares. All other distributions will be taxed to you as ordinary income.

     You may want to avoid buying shares when the Fund is about to declare a dividend or distribution, because the dividend or distribution will be taxable to you even though it may actually represent a return of your capital.

     If you are a corporation, a significant portion of your ordinary income dividends may be eligible for the dividends received deduction.

     If you do not provide the Fund with your correct taxpayer identification number and any other required certifications, you may be subject to backup withholding of a portion of your dividends, distributions or redemption proceeds.

     Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Fund.

THE TRANSFER

     Prior to the Fund's inception, the Fund operated as a limited partnership for which an affiliate of the Adviser served as general partner and investment adviser. The Fund's predecessor partnership was not registered under and subject to the provisions of the Investment Company Act pursuant to an exemption from registration for entities that have fewer than 100 holders. As an unregistered entity, the Fund's predecessor partnership was not required to comply with the requirements of the Investment Company Act, or the diversification, distribution and other requirements imposed by the Internal Revenue Code. On April 1, 1996, the Fund exchanged Premier Shares for certain portfolio securities of the Fund's predecessor partnership and distributed Premier Shares to the predecessor partnership's limited partners who elected to participate in the transfer.

     If the Fund acquired securities in the transfer that appreciated in value from the date its predecessor partnership originally acquired them, the transfer may have adverse tax consequences to you. If the Fund sells securities acquired in the transfer that appreciated in value from the date its predecessor partnership originally acquired them, you will be taxed on any resulting gain (including any appreciation in value from the date its predecessor partnership acquired them through the date of the transfer). As a result, you will be taxed on a distribution that economically represents a return of your purchase price rather than an increase in the value of your investment. Your taxable gain will be dependent on a number of factors, and there is no assurance that any gains existing at the time of the transfer would in fact be recognized. Moreover, any tax liability will affect shareholders differently, depending, among other things, on individual decisions to redeem or continue to hold shares, the timing of such decisions and applicable tax rates.

DISTRIBUTION ARRANGEMENTS

SALES LOADS

     The Lipper Funds does not charge investors any sales load for purchasing, selling or exchanging shares of the Fund other than the short-term trading fee discussed above). Certain investment dealers, banks and financial services firms may charge you fees in connection with the purchase, sale or exchange of the Fund's shares.

RULE 12B-1 FEES

     The Board of Directors has adopted a Rule 12b-1 Retail Distribution Plan for the Fund's Retail Shares. Retail Shareholders pay 12b-1 fees out of the net assets of that class of shares on an ongoing basis. As a result, if you purchase Retail Shares, over time the fees will increase the cost of your investment and may cost you more than paying other types of sales charges that may be associated with other mutual funds. Participating dealers may impose additional fees.

     Under the Retail Distribution Plan, Retail Shareholders pay the Distributor an annual fee of 0.25% of the value of the average daily net assets of the Fund's Retail Shares for distributing those shares. This fee may be more or less than the actual expenses the Distributor incurs. The Distributor may, in turn, pay one or more participating dealers all or a portion of this fee for selling the Fund's Retail Shares. The Retail Distribution Plan also provides that the Adviser may pay participating dealers out of its investment advisory fees, its past profits or any other source available to the Adviser. From time to time, the Distributor may defer or waive for a period of time its fees under the Retail Distribution Plan.

MULTIPLE CLASSES

     The Fund offers two classes of shares: Premier Shares and Retail Shares. If you invest more than $1 million in the Fund, you may purchase Premier Shares and will not pay any 12b-1 fees. All other investors may purchase Retail Shares and will have to pay the Distributor a 12b-1 fee at an annual rate of 0.25% of the value of the average daily net assets of the Fund's Retail Shares.

FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned on an investment in the Fund (assuming you reinvested all dividends and distributions). PricewaterhouseCoopers LLP, the Fund's independent accountants, audited this information, and its report and the Fund's financial statements are included in the Fund's annual report, which is available upon request.

                                                      PREMIER SHARES

                                                        2001            2000          1999           1998          1997
                                                       FISCAL          FISCAL        FISCAL         FISCAL         FISCAL
                                                        YEAR            YEAR          YEAR           YEAR           YEAR
                                                       -------        -------        -------        -------        -------
NET ASSET VALUE, BEGINNING OF PERIOD ...............   $  8.90        $  9.22        $  9.57        $ 10.11        $ 10.18
                                                       -------        -------        -------        -------        -------

INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income* ...........................      0.69           0.75           0.74           0.84           0.91
  Net Realized and Unrealized Gain (Loss)
    on Investments .................................      0.12          (0.33)         (0.35)         (0.48)          0.19
                                                       -------        -------        -------        -------        -------
        Total From Investment Operations ...........      0.81           0.42           0.39           0.36           1.10
                                                       -------        -------        -------        -------        -------

DISTRIBUTIONS:
  Net Investment Income ............................     (0.68)         (0.74)         (0.74)         (0.86)         (0.91)
  In Excess of Net Investment Income ...............      --             --             --             --+            --
  Net Realized Gain ................................      --             --             --            (0.04)         (0.26)
        Total Distributions ........................     (0.68)         (0.74)         (0.74)         (0.90)         (1.17)
                                                       -------        -------        -------        -------        -------
NET ASSET VALUE, END OF PERIOD .....................   $  9.03        $  8.90        $  9.22        $  9.57        $ 10.11
                                                       =======        =======        =======        =======        =======

TOTAL RETURN# ......................................      9.27%          4.81%          4.20%          3.61%         11.22%
                                                       =======        =======        =======        =======        =======

RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, End of Period (000's) ................   $92,841        $60,269        $66,163        $85,662        $85,151
  Ratios After Expense Waiver and/or Reimbursement:
    Expenses to Average Net Assets .................      1.00%          1.00%          1.00%          1.00%          1.00%
    Net Investment Income to Average Net Assets ....      7.54%          8.15%          7.72%          8.50%          8.58%
  Ratios Before Expense Waiver and/or Reimbursement:
    Expenses to Average Net Assets .................      1.15%          1.18%          1.15%          1.15%          1.16%
    Net Investment Income to Average Net Assets ....      7.39%          7.97%          7.56%          8.35%          8.42%
  Portfolio Turnover Rate ..........................        85%            63%           103%           110%           105%

---------------

* Voluntarily waived fees and reimbursed expenses affected the net investment income per share as follows:

                                                            WAIVER/REIMBURSEMENT
     FISCAL YEAR                                                (PER SHARE)
     -----------                                            --------------------
     2001........................................                $0.01
     2000........................................                $0.01
     1999........................................                $0.02
     1998........................................                $0.01
     1997........................................                $0.02

+    Amount represents less than $0.01 per share.

# Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the fiscal years 1997 through 2001.

                                                     RETAIL SHARES

                                                         2001           2000          1999          1998          1997
                                                        FISCAL         FISCAL        FISCAL        FISCAL        FISCAL
                                                         YEAR           YEAR          YEAR          YEAR          YEAR
                                                        -------        ------        ------        ------        ------
NET ASSET VALUE, BEGINNING OF PERIOD ..............     $  8.85        $ 9.21        $ 9.57        $10.11        $10.18
                                                        -------        ------        ------        ------        ------

INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income* ..........................        0.63          0.67          0.73          0.82          0.84
  Net Realized and Unrealized Gain (Loss)
    on Investments ................................        0.11         (0.31)        (0.37)        (0.49)         0.23
                                                        -------        ------        ------        ------        ------
        Total From Investment Operations ..........        0.74          0.36          0.36          0.33          1.07
                                                        -------        ------        ------        ------        ------

DISTRIBUTIONS:
  Net Investment Income ...........................       (0.65)        (0.72)        (0.72)        (0.83)        (0.88)
  In Excess of Net Investment Income ..............        --            --            --            --+           --
  Net Realized Gain ...............................        --            --            --           (0.04)        (0.26)
                                                        -------        ------        ------        ------        ------
        Total Distributions .......................       (0.65)        (0.72)        (0.72)        (0.87)        (1.14)
                                                        -------        ------        ------        ------        ------
NET ASSET VALUE, END OF PERIOD ....................     $  8.94        $ 8.85        $ 9.21        $ 9.57        $10.11
                                                        =======        ======        ======        ======        ======

TOTAL RETURN# .....................................        8.61%         4.08%         3.84%         3.36%        10.97%
                                                        =======        ======        ======        ======        ======

RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, End of Period (000's) ...............     $22,664        $5,891        $6,187        $5,950        $4,697
  Ratios After Expense Waiver and/or Reimbursement:
    Expenses to Average Net Assets ................        1.25%         1.25%         1.25%         1.25%         1.25%
    Net Investment Income to Average Net Assets ...        6.94%         7.35%         7.48%         8.12%         8.31%
  Ratios Before Expense Waiver and/or
    Reimbursement:
    Expenses to Average Net Assets ................        1.40%         1.43%         1.40%         1.40%         1.41%
    Net Investment Income to Average Net Assets ...        6.79%         7.17%         7.32%         7.97%         8.15%
  Portfolio Turnover Rate .........................          85%           63%          103%          110%          105%

---------------

* Voluntarily waived fees and reimbursed expenses affected the net investment income per share as follows:

                                                            WAIVER/REIMBURSEMENT
     FISCAL YEAR                                                (PER SHARE)
     -----------                                            --------------------
     2001.......................................                   $0.01
     2000.......................................                   $0.01
     1999.......................................                   $0.02
     1998.......................................                   $0.01
     1997.......................................                   $0.02

+    Amount represents less than $0.01 per share.

# Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the fiscal years 1997 through 2001.

                                  GROUP RETIREMENT PLAN SHARES

                                              2001       2000       1999       1998       1997
                                             FISCAL     FISCAL     FISCAL     FISCAL     FISCAL
                                              YEAR       YEAR       YEAR       YEAR       YEAR
                                            -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD .....  $ 8.86     $ 9.21     $ 9.57     $10.11     $10.18
                                            ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income* .................    0.64       0.69       0.72       0.80       0.85
  Net Realized and Unrealized Gain (Loss)
    on Investments .......................    0.11      (0.32)     (0.36)     (0.47)      0.22
                                            ------     ------     ------     ------     ------
        Total From Investment Operations .    0.75       0.37       0.36       0.33       1.07
                                            ------     ------     ------     ------     ------
DISTRIBUTIONS:
  Net Investment Income ..................   (0.65)     (0.72)     (0.72)     (0.83)     (0.88)
  In Excess of Net Investment Income .....      --         --         --         --+        --
  Net Realized Gain ......................      --         --         --      (0.04)     (0.26)
                                            ------     ------     ------     ------     ------
        Total Distributions ..............   (0.65)     (0.72)     (0.72)     (0.87)     (1.14)
                                            ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD ...........  $ 8.96     $ 8.86     $ 9.21     $ 9.57     $10.11
                                            ======     ======     ======     ======     ======
TOTAL RETURN # ...........................    8.70%      4.21%      3.84%      3.37%     10.96%
                                            ======     ======     ======     ======     ======
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, End of Period (000's) ......  $5,491     $3,639     $3,545     $4,515     $3,518
  Ratios After Expense Waiver and/or
    Reimbursement:
      Expenses to Average Net Assets .....    1.25%      1.25%      1.25%      1.25%      1.25%
      Net Investment Income to Average
        Net Assets .......................    7.10%      7.55%      7.49%      8.13%      8.32%
  Ratios Before Expense Waiver and/or
    Reimbursement:
      Expenses to Average Net Assets .....    1.40%      1.43%      1.40%      1.40%      1.41%
      Net Investment Income to Average
        Net Assets .......................    6.95%      7.37%      7.33%      7.98%      8.16%
  Portfolio Turnover Rate ................      85%        63%       103%       110%       105%

----------------

*    Voluntarily waived fees and reimbursed expenses affected the net investment income per share as follows:

                                                        WAIVER/REIMBURSEMENT
     FISCAL YEAR                                             (PER SHARE)
     -----------                                       -----------------------
     2001 ...........................................           $0.01
     2000 ...........................................           $0.02
     1999 ...........................................           $0.02
     1998 ...........................................           $0.01
     1997 ...........................................           $0.02

+    Amount represents less than $0.01 per share.

# Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the fiscal years 1997 through 2001.


ADDITIONAL INFORMATION

The Statement of Additional Information contains additional information about the Fund and is incorporated by reference into this Prospectus. The Fund's annual and semi-annual reports to shareholders also contain additional information, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain free copies of the Statement of Additional Information, the Fund's annual or semi-annual reports, or the Prospectuses for any of The Lipper Funds, or to make shareholder inquiries or request other information about the Fund, call 1-800-LIPPER9, write the Fund's Distributor at the address listed below, send an electronic request to the following e-mail address: lipper.funds@lipper.com, or visit The Lipper Funds' Internet Site at http://www.lipper.com.

You can review and copy information about the Fund, including the Statement of Additional Information, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for more information on the operation of the SEC's Public Reference Room. You may also obtain reports and other information about the Fund from the EDGAR Database on the SEC's Internet site at http://www.sec.gov or, upon payment of a duplicating fee, by sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

For further information
--------------------------------------------------------------------------------
contact us at:       1-800-LIPPER9
visit our web site:  www.lipper.com
e-mail us at:        lipper.funds@lipper.com
write us at:         The Lipper Funds, Inc.
                     101 Park Avenue
                     New York, NY 10178


INVESTMENT ADVISER:                       LIPPER & COMPANY, L.L.C.

ADMINISTRATOR AND
TRANSFER AGENT:                           ALPS MUTUAL FUNDS SERVICES, INC.

DISTRIBUTOR:                              LIPPER & COMPANY, L.P.

CUSTODIAN:                                CUSTODIAL TRUST COMPANY

LEGAL COUNSEL:                            SIMPSON THACHER & BARTLETT

INDEPENDENT ACCOUNTANTS:                  PRICEWATERHOUSECOOPERS LLP

BOARD OF DIRECTORS:                       KENNETH LIPPER
                                          --------------------------------------
                                          Chairman of the Board, Chief Executive
                                          Officer and President
                                            The Lipper Funds, Inc.
                                          Chairman of the Board, Chief
                                          Executive Officer and President
                                            Lipper & Company

                                          ABRAHAM BIDERMAN
                                          --------------------------------------
                                          Executive Vice President
                                          Secretary and Treasurer
                                            The Lipper Funds, Inc.
                                          Executive Vice President
                                            Lipper & Company

                                          STANLEY BREZENOFF
                                          --------------------------------------
                                          Chief Executive Officer
                                            Maimonides Medical Center
                                          Martin Maltz
                                          Principal Scientist
                                            Xerox Corporation

                                          IRWIN RUSSELL
                                          --------------------------------------
                                          Attorney
                                            Law Offices of Irwin E. Russell
                                          Director Emeritus
                                            The Walt Disney Company

TICKER SYMBOLS:
     Premier Shares:                           LHIBX
     Retail Shares:                            LHIRX

Investment Company Act File No. 811-9108

The Lipper Funds(SM) and Lipper High Income Bond Fund(SM) are not affiliated with Lipper Inc., a Reuters company.

(C) 2001, 2002 Lipper & Company, Inc. All rights reserved. LIPPER, LIPPER & COMPANY, THE LIPPER FUNDS and LIPPER HIGH INCOME BOND FUND are trademarks and/or service marks of Lipper & Company, Inc. Other Lipper & Company product or service names or logos referenced herein are trademarks, service marks or trade names of Lipper & Company, Inc.

THE LIPPER FUNDS(SM)
--------------------------------------------------------------------------------
                                                     Lipper U.S. Equity Fund(SM)

                                                                      PROSPECTUS
                                                                  April 30, 2002

                                                                  PREMIER SHARES
                                                                   RETAIL SHARES

THE BOARD OF DIRECTORS OF THE LIPPER FUNDS HAS VOTED TO CLOSE THE LIPPER U.S. EQUITY FUND SERIES TO NEW PURCHASES AND TO LIQUIDATE THE FUND AS SOON AS POSSIBLE.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS
                                                                            PAGE

RISK/RETURN SUMMARY..........................................................  1
  Fund Investment Objective..................................................  1
  Principal Investment Strategies of the Fund................................  1
  Principal Risks of Investing in the Fund...................................  2
  Performance Information....................................................  2
    Annual Return............................................................  2
    Average Annual Return....................................................  3
  Fees and Expenses of the Fund..............................................  4
  Example....................................................................  5

INVESTMENT OBJECTIVE, PRINCIPAL
 INVESTMENT STRATEGIES AND RELATED RISKS.....................................  5
  Investment Objective and Principal Investment Strategies...................  5
  Other Investments..........................................................  6
  Temporary Investments......................................................  6
  Risks......................................................................  7

MANAGEMENT...................................................................  7
  Compensation...............................................................  7
  Executive Officers and Portfolio Manager...................................  8

SHAREHOLDER INFORMATION......................................................  9
  Pricing of Fund Shares.....................................................  9
  Purchasing Fund Shares..................................................... 10
  Redeeming Fund Shares...................................................... 10
  Other Redemption Information............................................... 11
  Exchange Privilege......................................................... 12
  Other Exchange Information................................................. 13
  Transfer of Registration................................................... 13
  Dividends and Distributions................................................ 14
  Taxation of Distributions.................................................. 14

DISTRIBUTION ARRANGEMENTS.................................................... 15
  Sales Loads................................................................ 15
  Rule 12b-1 Fees............................................................ 15
  Multiple Classes........................................................... 15

FINANCIAL HIGHLIGHTS......................................................... 16

RISK/RETURN SUMMARY

FUND INVESTMENT OBJECTIVE

     The investment objective of the Lipper U.S. Equity Fund is to achieve capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

     The Fund invests primarily in large capitalization U.S. common stocks.

     Lipper & Company, L.L.C., the Fund's investment adviser, employs a growth-oriented approach with two fundamental principles: (1) identify long-term trends that present attractive investment opportunities and catalysts expected to cause stock appreciation; and (2) utilize a "bottom-up" approach, focusing on a company's price, current earnings and three- to five-year expected growth rates, to identify stocks expected to benefit from these trends or catalysts. Whereas a "top-down" approach to investing focuses primarily on macro economic trends, the Adviser's "bottom-up" approach focuses primarily on individual companies and scrutinizes each company's financial strengths, including revenues, expenses, profitability, cash flow, margins and leverage. In addition, the Adviser looks at each company's product lines, research and development capabilities, franchise strength, marketing strength and expense control. The Adviser seeks to identify companies that in its opinion, have solid growth prospects, reasonable valuations and high quality, successful management teams. By employing a three- to five-year focus, the Adviser seeks to realize the long-term growth potential of its investments and therefore generate long-term tax advantaged capital gains.

     The Adviser attempts to minimize the Fund's exposure to unforeseen events in any one particular company by investing in a minimum of thirty large capitalization companies. In addition, the Adviser seeks to minimize the Fund's exposure to particular sectors by using the S&P 500 Index as a benchmark for sector allocation. Notwithstanding, if deemed appropriate, the Adviser may overweight or underweight any S&P 500 sector.

     The Fund may also invest as much as 15% of its total assets in equity securities of medium capitalization companies that the Adviser believes are early in their growth curves and have competitive advantages that make them well-positioned for growth, such as superior technology, niche products or services, exceptional management teams or high market share. The Adviser will attempt to minimize the stock-specific risk associated with these securities by limiting investments to companies with proven track records of profitability and generally limiting each medium capitalization position to no greater than 1.5% of the Fund's total assets.

     The Fund is suitable for investors who seek capital appreciation, stability and diversification, and who seek to outperform the benchmark S&P 500 index, through a core portfolio of stable, large capitalization growth companies and a limited number of rapidly-growing, medium capitalization companies.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of the Fund's shares will fluctuate in response to:

     o    changes in market and economic conditions;

     o changes in the financial conditions and prospects of the issuers in which the Fund invests;

     o changes in the industry in which a particular issuer operates, such as competition or technological advances;

     o    social, economic or political factors; and

     o    market volatility.

     In addition, the Adviser may engage in active and frequent trading to achieve the Fund's investment objective, which may result in increased transaction costs and adverse tax consequences.

     As a result of these and other risks, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

   ANNUAL RETURNS

     The following bar chart reflects the annual total returns for the Fund's Premier Shares since the Fund's inception. The information in this bar chart provides some indication of the risks of investing in the Fund by showing the changes in the Fund's performance from year to year. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                    [GRAPHICAL REPRESENTATION OF DATA CHART]

        1996       1997       1998       1999       2000       2001
        ----       ----       ----       ----       ----       ----
       19.81%     18.96%     11.35%     10.24%      1.34%     (9.12)%

     The Fund's highest return for a quarter was 16.05%, which occurred in the 4th quarter of 1999. The Fund's lowest return for a quarter was (16.25)%, which occurred in the 3rd quarter of 1998.

   AVERAGE ANNUAL RETURNS

     The following table provides some indication of the risks of investing in the Fund* by comparing the average annual total return of the Fund for the one and five year periods and since inception for the periods ending December 31, 2001 to that of the Standard & Poor's 500 Index, a market capitalization weighted index of 500 stocks of U.S. issuers based on market size, liquidity and industry group representation, and the average total return generated by the 1,035 large capitalization growth mutual funds and the 906 large capitalization value mutual funds tracked by Morningstar, Inc.:

                                             1 YEAR      FIVE YEARS**    SINCE INCEPTION**
                                             ------      ------------    -----------------
RETURN BEFORE TAXES:
  Premier Shares ..........................  (9.12)%        6.10%              8.28%
  Retail Shares ...........................  (9.44)%        5.83%              8.03%
RETURN AFTER TAXES ON DISTRIBUTIONS:
  Premier Shares ..........................  (9.15)%        3.39%              5.61%
  Retail Shares ...........................  (9.44)%        4.06%              6.24%
RETURN AFTER TAXES ON DISTRIBUTIONS
 AND SELECT FUND SHARES:
  Premier Shares ..........................  (5.55)%        3.98%              5.77%
  Retail Shares ...........................  (5.75)%        4.69%              6.44%
S&P 500 INDEX#. ........................... (11.87)%       10.73%             12.86%
MORNINGSTAR LARGE CAP GROWTH FUNDS+ ....... (23.63)%         N/A                N/A
MORNINGSTAR LARGE CAP VALUE FUNDS+ ........     N/A         8.84%               N/A

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

----------

 * Effective April 1, 2002, the Fund's Group Retirement Plan class was eliminated and such shares were converted into Premier Shares or Retail Shares, as appropriate. Average annual returns for the Group Retirement Plan Shares for the one and five year periods and since inception for the period ending December 31, 2001 were (9.47)%, 5.81% and 8.02, respectively.

** Inception dates are January 2, 1996 for the Premier Shares and January 4, 1996 for the Retail Shares. Average Annual Total Return Since Inception for the S&P 500 Index reflects average annual total return for the period January 2, 1996 through December 31, 2001.

# Unlike the Fund's returns, the total returns for the S&P 500 Index do not include the effect of any brokerage commissions, transaction fees, taxes or other costs of investing, which would reduce returns.

+ Returns for the Morningstar Large Cap Growth Funds and the Morningstar Large Cap Value Funds include the reinvestment of dividends and capital gains but do not include the effect of taxes.

FEES AND EXPENSES OF THE FUND

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:*

    SHAREHOLDER FEES (fees paid directly from your investment)
       Maximum Sales Charge (Load) Imposed on Purchases
         (as a percentage of offering price) ..........................  None
       Maximum Deferred Sales Charge (Load) ...........................  None
       Maximum Sales Charge (Load) Imposed on Reinvested Dividends ....  None
       Redemption Fee .................................................  None**
       Exchange Fee ...................................................  None#

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
       MANAGEMENT FEES (before waiver)+
         Premier Shares ...............................................  0.85%
         Retail Shares ................................................  0.85%

       DISTRIBUTION (12B-1) FEES
         Premier Shares ...............................................  None
         Retail Shares ................................................  0.25%

       OTHER EXPENSES
         Premier Shares ...............................................  0.40%
         Retail Shares ................................................  0.67%

       TOTAL ANNUAL FUND OPERATING EXPENSES (before waiver)+
         Premier Shares ...............................................  1.50%
         Retail Shares ................................................  1.77%

     Certain investment dealers, banks and financial services firms may charge you direct fees in connection with purchasing or redeeming the Fund's shares. This table does not reflect those fees.

----------

 * Effective April 1, 2002, the Fund's Group Retirement Plan class was eliminated and such shares were converted into Premier Shares or Retail Shares, as appropriate. Prior to that date, the Fund's Group Retirement Plan Shares were subject to a shareholder servicing fee of up to 0.25% of that class' average daily net assets and no 12b-1 fee. Previous Group Retirement Plan shareholders that currently own Premier Shares pay no 12b-1 fee. Previous Group Retirement Plan shareholders that currently own Retail Shares continue to pay a 0.25% fee, although such fee is paid pursuant to a 12b-1 plan.

** The Fund imposes a 1.00% Redemption Fee on Fund shares that are redeemed 30 days or less from the date of purchase.

# The Fund imposes a 1.00% Exchange Fee on Fund shares that are exchanged 30 days or less from the date of purchase. In addition, the Fund may, upon 60 days' prior written notice, charge you a nominal fee in connection with an exchange, although it does not currently do so.

+ The Adviser voluntarily waived a portion of its Management Fee during the 2001 fiscal year. As a result, the actual Management Fee was 0.44% for each of the Fund's share classes and the Total Annual Fund Operating Expenses were 1.10% for the Premier Shares and 1.35% for the Retail Shares. The Adviser may discontinue this waiver at any time.

EXAMPLE

       This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:*

CLASS OF SHARES       1 YEAR         3 YEARS           5 YEARS         10 YEARS
---------------       ------         -------           -------         --------
Premier ............   $153           $474              $818            $1,791
Retail .............   $180           $557              $959            $2,084

INVESTMENT OBJECTIVE, PRINCIPAL
INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests primarily in large capitalization U.S. common stocks.

     Lipper & Company, L.L.C., the Fund's investment adviser, employs a growth-oriented approach with two fundamental principles: (1) identify long-term trends that present attractive investment opportunities and catalysts expected to cause stock appreciation; and (2) utilize a "bottom-up" approach, focusing on a company's price, current earnings and three- to five-year expected growth rates, to identify stocks expected to benefit from these trends or catalysts. Whereas a "top-down" approach to investing focuses primarily on macro economic trends, the Adviser's "bottom-up" approach focuses primarily on individual companies and scrutinizes each company's financial strengths, including revenues, expenses, profitability, cash flow, margins and leverage. In addition, the Adviser looks at each company's product lines, research and development capabilities, franchise strength, marketing strength and expense control. The Adviser seeks to identify companies that in its opinion, have solid growth prospects, reasonable valuations and high quality, successful management teams. By employing a three- to five-year focus, the Adviser seeks to realize the long-term growth potential of its investments and therefore generate long-term tax advantaged capital gains.

     The Adviser attempts to minimize the Fund's exposure to unforeseen events in any one particular company by investing in a minimum of thirty large capitalization companies. In addition, the Adviser seeks to minimize the Fund's exposure to particular sectors by using the S&P 500 Index as a benchmark for sector allocation. Notwithstanding, if deemed appropriate, the Adviser may overweight or underweight any S&P 500 sector.

----------

* The example reflects the Fund's total operating expenses before taking into consideration that the Adviser voluntarily waived a portion of its Management Fee during the 2001 fiscal year. If you consider this voluntary waiver, your costs for the one, three, five and ten year periods would be $112, $350, $606 and $1,340, respectively, for the Premier Shares, and $137, $428, $739 and $1,624, respectively, for the Retail Shares.

     The Fund may also invest as much as 15% of its total assets in equity securities of medium capitalization companies that the Adviser believes are early in their growth curves and have competitive advantages that make them well-positioned for growth, such as superior technology, niche products or services, exceptional management teams or high market share. The Adviser will attempt to minimize the stock-specific risk associated with these securities by limiting investments to companies with proven track records of profitability and generally limiting each medium capitalization position to no greater than 1.5% of the Fund's total assets.

     By combining a core portfolio of stable, large capitalization growth companies with a limited number of rapidly-growing, medium capitalization companies, the Fund seeks to provide a balance of stability, diversification and growth, which the Adviser believes should generate returns in excess of the benchmark S&P 500 index.

OTHER INVESTMENTS

     The Adviser may invest the Fund's assets in American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs) and other types of depositary receipts. Depositary Receipts evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation that have been deposited with a depository or custodian bank. Depositary Receipts may be issued in connection with an offering of securities by the issuer of the underlying securities or issued by a depository bank as a vehicle to promote investment and trading in the underlying securities. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of non-U.S. issuers held on deposit for use in the U.S. securities markets. GDRs, EDRs and other types of Depositary Receipts are typically issued by a U.S. bank or trust company and traded principally in the U.S. and other international markets.

TEMPORARY INVESTMENTS

     If the Adviser believes that conditions in the securities markets would make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may adopt a temporary defensive position. Under such circumstances, the Adviser may invest temporarily a substantial portion of the Fund's assets in cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States government, its agencies or instrumentalities, prime commercial paper and repurchase agreements for the above securities. The Adviser may also at any time invest some of the Fund's assets in these instruments to meet redemptions and recover operating expenses. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

RISKS

       The value of the Fund's shares will fluctuate with the market value of the Fund's portfolio positions. The value of the Fund's portfolio positions may be affected by:

     o factors affecting an issuer directly, such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead;

     o factors affecting the industry in which a particular issuer operates, such as competition or technological advances;

     o    social, economic or political factors; and

     o    market volatility.

     The Fund investments in non-U.S. securities, such as Depositary Receipts, may subject the Fund to social, political, economic and currency risks not typically associated with investing in U.S. equities.

     The Adviser may engage in active and frequent trading to achieve the Fund's principal investment objective. Frequent trading may result in increased transaction costs and adverse tax consequences and may detract from the Fund's performance.

MANAGEMENT

     Lipper & Company, L.L.C., located at 101 Park Avenue, New York, NY 10178, serves as the Fund's investment adviser.


     The Adviser is an affiliate of Lipper & Company, L.P., which serves as the Fund's distributor. Lipper & Company, L.P. is a privately owned investment management and investment banking firm founded in 1987. Lipper & Company, L.P. and its affiliates serve as the general partner and/or investment adviser to U.S. and non-U.S. private investment partnerships and as investment adviser to other series of The Lipper Funds.

     On March 26, 2002, the general partners of Lipper & Company, L.P.'s private investment partnerships invested primarily in hedged convertible securities informed investors that those partnerships were being liquidated in other than the normal course of operations as a result of the significant reduction in the valuation of those portfolios. The Securities and Exchange Commission is conducting an investigation of those partnerships, as well as Lipper & Company, L.P. and certain of its affiliates. These developments and related matters may have an adverse effect on Lipper & Company, L.P. and its affiliates, including the Adviser.

     On April 24, 2002, The Lipper Funds announced that it was closing the Lipper U.S. Equity Fund and Lipper Mergers Fund to new purchases and liquidating those series subject to shareholder approval. The Adviser also intends to recommend to The Lipper Funds' Board of Directors the reorganization of the Lipper High Income Bond Fund into a new series of the Neuberger Berman Income Funds, subject to shareholder approval and certain other conditions.

COMPENSATION

     The Fund pays the Adviser an annual fee computed daily and paid monthly at the annual rate of 0.85% of the Fund's average daily net assets. The Adviser may voluntarily waive for a period of time all or a portion of its management fee with respect to the Fund. For the most recent fiscal year, the Adviser's management fee was 0.44%.

EXECUTIVE OFFICERS AND PORTFOLIO MANAGER

     Diane Montague is the Portfolio Manager of the Fund and is responsible for the day-to-day management of the Fund's portfolio. Set forth below is a biographical description of the Executive Officers of the Adviser and the Portfolio Manager of the Fund.

     Kenneth Lipper is the Chief Executive Officer, President and Managing Member of the Adviser and has been Chief Executive Officer and President of Lipper & Company, L.P. and its affiliates since founding the firm in 1987. Prior to founding Lipper & Company, Mr. Lipper was a General Partner of Lehman Brothers Inc. from 1969 to 1975 and a General Partner and Managing Director of Salomon Brothers Inc. from 1976 to 1982. He served as Deputy Mayor of New York City from 1983 to 1985. Mr. Lipper is a Director and Chairman of the Audit Committee of Case New Holland N.V., a member of the Federal Reserve Bank of New York's International Advisory Board, and a member of the Advisory Board of The Chase Manhattan Bank. He is a Trustee of the Sundance Institute and serves on the Harvard Executive Committee on University Resources. Mr. Lipper graduated from Columbia University and Harvard Law School and is a member of Phi Beta Kappa and the New York State Bar. Mr. Lipper wrote the novels Wall Street and City Hall, wrote and produced the film City Hall and produced the films The Winter Guest and The Last Days, for which he received an Academy Award for best feature length documentary film. Mr. Lipper is co-publisher of Penguin Lives, the Lipper/Viking series of short biographies of famous cultural figures by celebrated authors, and is also the co-publisher of the Lipper/Norton scientific series on great discoverers and their discoveries.

     Abraham Biderman is an Executive Vice President of the Adviser and Lipper & Company, L.P. Mr. Biderman is also Co-Manager of Lipper Convertibles, L.P., an investment limited partnership and an affiliate of the Adviser. Mr. Biderman joined Lipper & Company in 1990. He was the Commissioner of the New York City Department of Housing, Preservation and Development from 1988 to 1989, and in that capacity was responsible for the largest housing development projection the United States at that time. He was the Commissioner of the New York City Department of Finance from 1986 to 1988, responsible for the collection of over $20 billion per year in tax and other revenues. Mr. Biderman also served as a Special Advisor to former Mayor Edward I. Koch from 1985 to 1987 and was an Assistant to then-Deputy Mayor Kenneth Lipper from 1983 to 1985.

     Steven Finkel is an Executive Vice President of the Adviser and Lipper & Company, L.P. Mr. Finkel, a certified public account, is responsible for the accounting and tax aspects of Lipper & Company and its affiliates. Prior to joining Lipper & Company in 1987, Mr. Finkel was a tax partner with the certified public accounting firm of Oppenheim, Appel, Dixon & Co., with whom he was affiliated for 15 years, serving as the tax partner in charge of various securities industry clients.

     Diane Montague is the Portfolio Manager for the Fund and a Managing Director of Lipper & Company, L.P. Prior to joining Lipper & Company, Ms. Montague was a Senior Portfolio Manager at Fiduciary Trust Company International from 1996 to 2000. From 1983 to 1996, she worked at J.P. Morgan and was a Senior Portfolio Manager of individual and institutional portfolios and the U.S. Equity Common Trust Fund, with assets under management of $1.5 billion. Ms. Montague received her B.A. from Elmira College and J.D. from New York Law School.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

     The price of each share is based on the net asset value of each class. The Fund's net asset value is the value of its assets minus its liabilities. Expenses attributable solely to a particular class will be borne exclusively by that class. The net asset value per share of each class of shares of the Fund is calculated every day the New York Stock Exchange is open.

     The Fund determines the net asset value per share of each class as of the close of regular trading on the NYSE, generally 4:00 p.m., New York time, on days the NYSE is open. The Fund computes the net asset value per share by dividing the value of the net assets of each class by the total number of shares of that class outstanding. In calculating the net assets of each class, the Fund values securities traded on an exchange on the basis of the last sale price occurring prior to the close of regular trading on the NYSE (currently 4:00 p.m., New York time) or, in the absence of a sale, at the mean between the closing bid and asked prices, if available. The Fund values equity securities traded on the NASDAQ National Market System for which no sales prices are available and over-the-counter securities on the basis of the bid prices at the close of business on each day. If market quotations for those securities are not readily available, the Fund values such securities at fair value. Fair value is determined in accordance with procedures approved by the Board of Directors. The Fund values fixed income securities on the basis of valuations provided by brokers and/or a pricing service, quotations from dealers and prices of comparable securities. The Fund may value short-term investments that mature within 60 days at amortized cost if it reflects the fair value of those investments.

PURCHASING FUND SHARES

     The Fund will not accept new purchases and intends to liquidate.

REDEEMING FUND SHARES

     You may redeem shares of the Fund at any time in one of the following ways:

METHOD OF REDEMPTION             WHAT YOU NEED TO DO
--------------------             -------------------

Through the Distributor          Call the Distributor at 1-800-LIPPER9 or your
or a Participating Dealer        Participating Dealer.

By Telephone                     Provided that you previously established the
                                 telephone privilege when you completed your account application, you may call the Transfer
                                 Agent at 1-800-LIPPER9 and request that the Transfer Agent send you the redemption proceeds or wire the funds to your account. The Transfer
                                 Agent must employ reasonable procedures, such as a form of personal identification, to confirm that the instructions are genuine. If the Transfer Agent does not follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.
                                 Neither The Lipper Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

By Mail Mail the Transfer Agent a letter at the address specified under "Initial Purchase by Mail" requesting a redemption. The letter should include (1) name of the account, social security or tax I.D. number, account address and account number, (2) name of the Fund from which you wish to redeem, (3) number of shares or amount you wish to redeem, and (4) signature of each owner of the account.

OTHER REDEMPTION INFORMATION

     If the Fund receives your redemption request in proper form (which includes all of the information set forth above) prior to the close of regular trading on the NYSE, generally 4:00 p.m., New York time, on days the NYSE is open, the Fund will redeem your shares at that day's net asset value. If not, the Fund will redeem your shares based on the next business day's net asset value. The proceeds paid to you upon redemption may be more or less than the amount you originally invested depending upon the net asset value of the shares being redeemed at the time of redemption. If you hold shares in more than one class of the Fund, you must specify in your redemption request the class of shares being redeemed. If you do not specify which class you want redeemed, or if you own fewer shares of a class than specified, the Transfer Agent will delay your request until it receives further instructions from you, the Distributor or a participating dealer.

     The Fund normally transmits redemption proceeds for credit to your account at the Distributor or a participating dealer at no charge within seven days after it receives your redemption request. Generally, the Fund will not invest these funds for your benefit without specific instruction, and the Distributor will benefit from the use of temporarily uninvested funds before these funds are credited to your account. If you pay for your shares by personal check, you will be credited with the proceeds of a redemption of those shares only after the check has been collected, which may take up to 15 days from the purchase date. If you anticipate the need for more immediate access to your investment, you should purchase shares with Federal Funds, by bank wire or with a certified or cashier's check. Please do not send cash.

     If, due to redemptions, market value depreciation or a combination thereof, your account falls below the minimum investment balances set forth above, the Fund may redeem your account upon 60 days' notice. However, the Fund will give you at least 30 days from the date of such notification in which to increase your account balance to more than the required minimum account balance. Group Retirement Plan Shareholders are not subject to this minimum. If the Fund redeems your shares, you may reinvest in any class of shares of the Fund at a later date provided that you meet any eligibility requirements with respect to investing in the Fund at that time.

     The Fund imposes a 1.00% fee (short-term trading fee) on Fund shares redeemed 30 days or less from the date of purchase. The fee is based on the shares' net asset value at redemption and is deducted from the redemption proceeds. The fee is paid to the Fund to offset costs associated with short-term shareholder trading. It does not apply to shares acquired through reinvestment of distributions. So as not to penalize long-term investors, and for purposes of computing the short-term trading fee, any shares bought through reinvestment of distributions will be redeemed first without charging the fee, followed by the shares held for the longest period of time. The Fund reserves the right to waive this redemption fee at any time in its sole discretion.

     Certain participating dealers may charge you fees in connection with redeeming your shares.

     The Fund may suspend your right to redeem your shares or postpone the date of payment for any period during which trading on the NYSE is closed (other than customary weekend and holiday closings) or restricted. The Fund may also suspend your right to redeem your shares or postpone the date of payment if an emergency exists for which the Fund cannot reasonably dispose of or value its securities or for such other periods as the Securities and Exchange Commission may permit.

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay your redemption proceeds in whole or in part by making an "in kind" distribution to you of readily marketable securities or other property held by the Fund, valued in the same manner as the Fund determines net asset value, in lieu of cash in conformity with applicable rules of the SEC. You may incur brokerage charges on the sale of such securities.

     You must provide the Transfer Agent with a "signature guarantee" if (1) you want your redemption proceeds sent to another person, (2) you want your redemption proceeds sent to an address other than your registered address, or
(3) you want your shares transferred to another person. A signature guarantee verifies your identity. You may obtain a signature guarantee from an "eligible guarantor institution" (including banks, brokers and dealers that are members of a clearing corporation or that maintain net capital of at least $100,000, credit unions authorized to issue signature guarantees, national securities exchanges, registered securities associations, clearing agencies and savings associations) that participates in a signature guarantee program. The signature guarantee must appear on (a) your written request for redemption or (b) a stock power that specifies the total number of shares and class of shares to be redeemed.

EXCHANGE PRIVILEGE

     You may exchange your shares of the Fund for shares of the same class of the Lipper High Income Bond Fund and the Lipper Prime Europe Equity Fund in one of the following ways:

METHOD OF EXCHANGE   WHAT YOU NEED TO DO
------------------   -------------------

By Telephone         Provided that you previously established the telephone
                     privilege when you completed your account application, you may call the Transfer Agent at 1-800-LIPPER9 and provide
                     (1) name of the account, social security or tax I.D.
                     number, account address and account number, (2) name of the Fund and class of shares from which you wish to exchange,
                     (3) number of shares or amount you wish to exchange, and
                     (4) name of the Fund into which you wish to exchange. The
                     Transfer Agent must employ reasonable procedures, such as a form of personal identification, to confirm that the instructions are genuine. If the Transfer Agent does not follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. Neither The
                     Lipper Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

By Mail Mail the Transfer Agent a letter at the address set forth under "Initial Purchase by Mail" requesting an exchange. The letter should include (1) name of the account, social security or tax I.D. number, account address and account number, (2) name of the Fund and class of shares from which you wish to exchange, (3) number of shares or amount you wish to exchange, and (4) name of the Fund into which you wish to exchange.

OTHER EXCHANGE INFORMATION

     You may exercise the exchange privilege if the shares of the Fund into which you wish to exchange are offered for sale in your state of residence and the purchase meets the minimum investment and other eligibility requirements of the Fund into which you are exchanging. To use the exchange privilege, you should consult the Distributor or your participating dealer to determine if it is available and whether any other conditions are imposed on its use.

     If you exercise the exchange privilege, The Lipper Funds will exchange your shares at the next determined net asset value. Except as described below, The Lipper Funds does not currently charge any fees directly in connection with exchanges, although it may charge shareholders a nominal fee upon at least 60 days' prior written notice.

     The Fund imposes a 1.00% fee (short-term trading fee) on Fund shares exchanged 30 days or less from the date of purchase. The fee is based on the shares' net asset value at the time of the exchange and is deducted from the amount exchanged. The fee is paid to the Fund to offset costs associated with short-term shareholder trading. It does not apply to shares acquired through reinvestment of distributions. So as not to penalize long-term investors, and for purposes of computing the short-term trading fee, any shares bought through reinvestment of distributions will be exchanged first without charging the fee, followed by the shares held for the longest period of time. The Fund reserves the right to waive this exchange fee at any time in its sole discretion.

     You must obtain and should carefully review a copy of the current prospectus of the Fund into which you wish to exchange before making any exchange.

     The Lipper Funds may limit exchanges as to amounts or frequency, and may impose other restrictions to assure that exchanges do not disadvantage the Funds or their shareholders. If your shares are held in a broker "street name," you must contact your participating dealer to exchange such shares; you may not exchange such shares by mail or telephone. The Lipper Funds may reject any exchange request in whole or in part. The Lipper Funds may modify or terminate the exchange privilege at any time upon notice to shareholders.

     If you exchange shares of the Fund for shares of another Fund, the Internal Revenue Service treats such an exchange as a sale of the shares. Therefore, you may realize a taxable gain or loss upon an exchange.

TRANSFER OF REGISTRATION

     You may instruct the Transfer Agent to transfer the registration of your shares to another person by sending the Transfer Agent a letter at the address set forth above under "Initial Purchase by Mail." The letter should include (1) your name and account number, (2) the name of the Fund from which you wish to transfer your shares, (3) the number and class of shares you wish to transfer,
(4) the name of the person to whom you are transferring your shares, (5) original signatures of all account owners, (6) a signature guarantee, and (7) an account application from the person to whom you are transferring your shares.

DIVIDENDS AND DISTRIBUTIONS

     Shares of the Fund begin accruing dividends on the first business day following the day a purchase order is priced and continue to accrue dividends up to and including the day that such shares are redeemed. The Fund will automatically reinvest dividends and capital gains distributions on your shares in additional shares of the same class at the net asset value of that class at the time of reinvestment, unless you indicate on your application form that the Fund should pay dividends and capital gains distributions on shares in cash to your account.

     If you own Retail Shares, you will receive lower per share dividends than Premier Shareholders because of the additional expenses borne by Retail Shareholders under the Fund's Retail Distribution Plan.

     The Fund will distribute substantially all of its net investment income to shareholders annually. The Fund will distribute net capital gain, if any, with the last dividend for the calendar year. The Fund may pay additional distributions and dividends at other times if necessary to avoid federal income taxes.

     The Lipper Funds will send you an annual statement setting forth the amount of any dividends and distributions made to you during each year and their federal tax characterization.

TAXATION OF DISTRIBUTIONS

     Fund dividends and distributions are taxable to you as ordinary income or capital gain. Unless your Fund shares are in an IRA or other tax-advantaged account, you are required to pay taxes on dividends and distributions whether you receive them in cash or in the form of additional shares.

     Distributions paid out of the Fund's "net capital gain" will be taxed to you as long-term capital gain, regardless of how long you have owned shares. All other distributions will be taxed to you as ordinary income.

     You may want to avoid buying shares when the Fund is about to declare a dividend or distribution, because the dividend or distribution will be taxable to you even though it may actually represent a return of your capital.

     If you are a corporation, a significant portion of your ordinary income dividends may be eligible for the dividends-received deduction.

     If you do not provide the Fund with your correct taxpayer identification number and any other required certifications, you may be subject to backup withholding of a portion of your dividends, distributions or redemption proceeds.

     Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Fund.

DISTRIBUTION ARRANGEMENTS

SALES LOADS

     The Lipper Funds does not charge investors any sales load for purchasing, selling or exchanging shares of the Fund (other than the short-term trading fee discussed above). Certain investment dealers, banks and financial services firms may charge you fees in connection with the purchase, sale or exchange of the Fund's shares.

RULE 12B-1 FEES

     The Board of Directors has adopted a Rule 12b-1 Retail Distribution Plan for the Fund's Retail Shares. Participating dealers may impose additional fees.

     Retail Shareholders pay a 12b-1 fee out of the net assets of that class of shares on an ongoing basis. As a result, if you purchase Retail Shares, over time the fees will increase the cost of your investment and may cost you more than paying other types of sales charges that may be associated with other mutual funds.

     Under the Retail Distribution Plan, Retail Shareholders pay the Distributor an annual fee of 0.25% of the value of the average daily net assets of the Fund's Retail Shares for distributing those shares. This fee may be more or less than the actual expenses the Distributor incurs. The Distributor may, in turn, pay one or more participating dealers all or a portion of this fee for selling the Fund's Retail Shares. The Retail Distribution Plan also provides that the Adviser may pay participating dealers out of its investment advisory fees, its past profits or any other source available to the Adviser. From time to time, the Distributor may defer or waive for a period of time its fees under the Retail Distribution Plan.

MULTIPLE CLASSES

     The Fund offers two classes of shares: Premier Shares and Retail Shares. If you invest more than $1 million in the Fund, you may purchase Premier Shares and will not pay any 12b-1 fees. All other investors may purchase Retail Shares and will have to pay the Distributor a 12b-1 fee at an annual rate of 0.25% of the value of the average daily net assets of the Fund's Retail Shares.

FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned on an investment in the Fund (assuming you reinvested all dividends and distributions). PricewaterhouseCoopers LLP, the Fund's independent accountants, audited this information, and its report and the Fund's financial statements are included in the Fund's annual report, which is available upon request.

                                                     PREMIER SHARES

                                                           2001          2000          1999          1998          1997
                                                          FISCAL        FISCAL        FISCAL        FISCAL        FISCAL
                                                           YEAR          YEAR          YEAR          YEAR          YEAR
                                                         -------       -------       -------       -------       -------
NET ASSET VALUE, BEGINNING OF PERIOD ...............     $ 11.08       $ 12.70       $ 12.62       $ 12.04       $ 11.38
                                                         -------       -------       -------       -------       -------

INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)* ....................        0.01         (0.03)        (0.03)         0.13          0.16
  Net Realized and Unrealized Gain (Loss)
    on Investments .................................       (1.02)         0.21          1.25          1.26          1.96
                                                         -------       -------       -------       -------       -------
        Total From Investment Operations ...........       (1.01)         0.18          1.22          1.39          2.12
                                                         -------       -------       -------       -------       -------

LESS DISTRIBUTIONS:
  Net Investment Income ............................       (0.01)         --            --           (0.14)        (0.16)
  Net Realized Gain ................................        --           (1.59)        (1.14)        (0.67)        (1.30)
  In Excess of Net Realized Gain ...................        --           (0.21)         --            --            --
                                                         -------       -------       -------       -------       -------
        Total Distributions ........................       (0.01)        (1.80)        (1.14)        (0.81)        (1.46)
                                                         -------       -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD .....................     $ 10.06       $ 11.08       $ 12.70       $ 12.62       $ 12.04
                                                         =======       =======       =======       =======       =======

TOTAL RETURN# ......................................       (9.12)%        1.34%        10.25%        11.35%        18.96%
                                                         =======       =======       =======       =======       =======

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000's) ..................     $21,498       $19,317       $19,426       $22,088       $14,203
Ratios After Expense Waiver and/or Reimbursement:
  Expenses to Average Net Assets ...................        1.10%         1.10%         1.10%         1.10%         1.10%
  Net Investment Income (Loss) to Average Net Assets        0.14%        (0.23)%       (0.22)%        1.07%         1.24%
Ratios Before Expense Waiver and/or Reimbursement:
  Expenses to Average Net Assets ...................        1.50%         1.63%         1.51%         1.51%         1.76%
  Net Investment Income (Loss) to Average Net Assets       (0.26)%       (0.76)%       (0.63)%        0.66%         0.58%
Portfolio Turnover Rate ............................         170%          347%          123%          204%          145%

---------------

* Voluntarily waived fees and reimbursed expenses affected the net investment income per share as follows:

                                                           WAIVER/REIMBURSEMENT
     FISCAL YEAR                                               (PER SHARE)
     -----------                                           --------------------
     2001.......................................                 $0.04
     2000.......................................                 $0.06
     1999.......................................                 $0.06
     1998.......................................                 $0.05
     1997.......................................                 $0.08

# Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the fiscal years 1997 through 2001.

                                                     RETAIL SHARES

                                                           2001          2000          1999          1998        1997
                                                          FISCAL        FISCAL        FISCAL        FISCAL      FISCAL
                                                           YEAR          YEAR          YEAR          YEAR        YEAR
                                                          -------       ------        ------        ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD ...............      $ 11.02       $12.67        $12.62        $12.03      $11.38
                                                          -------       ------        ------        ------      ------

INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)* ....................        (0.01)       (0.05)        (0.14)         0.11        0.13
  Net Realized and Unrealized Gain (Loss)
    on Investments .................................        (1.03)        0.20          1.33          1.26        1.95
                                                          -------       ------        ------        ------      ------
        Total From Investment Operations ...........        (1.04)        0.15          1.19          1.37        2.08
                                                          -------       ------        ------        ------      ------

LESS DISTRIBUTIONS:
  Net Investment Income ............................         --           --            --           (0.11)      (0.13)
  Net Realized Gain ................................         --          (1.59)        (1.14)        (0.67)      (1.30)
  In Excess of Net Realized Gain ...................         --          (0.21)         --            --          --
        Total Distributions ........................         --          (1.80)        (1.14)        (0.78)      (1.43)
                                                          -------       ------        ------        ------      ------
NET ASSET VALUE, END OF PERIOD .....................      $  9.98       $11.02        $12.67        $12.62      $12.03
                                                          =======       ======        ======        ======      ======

TOTAL RETURN# ......................................        (9.44)%       1.12%        10.01%        11.15%      18.58%
                                                          =======       ======        ======        ======      ======

RATIO/SUPPLEMENTAL DATA:

Net Assets, End of Period (000's) ..................      $   804       $  974        $  565        $1,308      $  899
Ratios After Expense Waiver and/or Reimbursement:
  Expenses to Average Net Assets ...................         1.35%        1.35%         1.35%         1.35%       1.35%
  Net Investment Income (Loss) to Average Net Assets        (0.12)%      (0.49)%       (0.58)%        0.80%       0.96%
Ratios Before Expense Waiver and/or Reimbursement:
  Expenses to Average Net Assets ...................         1.77%        1.88%         1.76%         1.76%       2.01%
  Net Investment Income (Loss) to Average Net Assets        (0.54)%      (1.02)%       (1.12)%        0.39%       0.30%
Portfolio Turnover Rate ............................          170%         347%          123%          204%        145%

--------------

* Voluntarily waived fees and reimbursed expenses affected the net investment income per share as follows:

                                                          WAIVER/REIMBURSEMENT
     FISCAL YEAR                                              (PER SHARE)
     -----------                                          --------------------
     2001.....................................                   $0.04
     2000.....................................                   $0.06
     1999.....................................                   $0.10
     1998.....................................                   $0.06
     1997.....................................                   $0.09

# Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the fiscal years 1997 through 2001.

                                              GROUP RETIREMENT SHARES

                                                         2001         2000         1999         1998         1997
                                                        FISCAL       FISCAL       FISCAL       FISCAL       FISCAL
                                                         YEAR         YEAR         YEAR         YEAR         YEAR
                                                        -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD ..............     $10.98       $12.63       $12.59       $12.01       $11.38
                                                        ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss) * ..................      (0.01)       (0.05)       (0.06)        0.09         0.08
  Net Realized and Unrealized Gain (Loss)
    on Investments ................................      (1.03)        0.20         1.24         1.28         2.00
                                                        ------       ------       ------       ------       ------
      Total From Investment Operations ............      (1.04)        0.15         1.18         1.37         2.08
                                                        ------       ------       ------       ------       ------
DISTRIBUTIONS:
  Net Investment Income ...........................       --           --            --         (0.12)       (0.15)
  In Excess of Net Investment Income ..............       --           --            --           -- +         --
  Net Realized Gain ...............................                   (1.59)       (1.14)       (0.67)       (1.30)
  In Excess of Net Realized Gain ..................       --          (0.21)         --           --           --
                                                        ------       ------       ------       ------       ------
      Total Distributions .........................       --          (1.80)       (1.14)       (0.79)       (1.45)
                                                        ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD ....................     $ 9.94       $10.98       $12.63       $12.59       $12.01
                                                        ======       ======       ======       ======       ======
TOTAL RETURN # ....................................      (9.47)%       1.12%        9.96%       11.16%       18.55%
                                                        ======       ======       ======       ======       ======
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, End of Period (000's) ...............     $4,337       $4,274       $3,737       $3,510       $1,887
  Ratios After Expense Waiver and/or
    Reimbursement:
      Expenses to Average Net Assets ..............       1.35%        1.35%        1.35%        1.35%       1.35%
      Net Investment Income (Loss)
        to Average Net Assets .....................      (0.10)%      (0.48)%      (0.76)%       0.87%       0.89%
  Ratios Before Expense Waiver and/or
    Reimbursement:
      Expenses to Average Net Assets ..............       1.76%        1.88%        1.76%        1.76%       2.01%
      Net Investment Income (Loss)
        to Average Net Assets .....................      (0.51)%      (1.01)%      (1.12)%       0.46%       0.25%
  Portfolio Turnover Rate .........................        170%         347%         123%         204%        145%

----------------

*  Voluntarily waived fees and reimbursed expenses affected the net investment income per share as follows:


                                                 WAIVER/REIMBURSEMENT
        FISCAL YEAR                                   (PER SHARE)
        -----------                              --------------------
        2001 ..................................         $0.04
        2000 ..................................         $0.06
        1999 ..................................         $0.05
        1998 ..................................         $0.04
        1997 ..................................         $0.06

+  Amount represents less than $0.01 per share.

# Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the fiscal years 1997 through 2001.

ADDITIONAL INFORMATION

The Statement of Additional Information contains additional information about the Fund and is incorporated by reference into this Prospectus. The Fund's annual and semi-annual reports to shareholders also contain additional information, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain free copies of the Statement of Additional Information, the Fund's annual or semi-annual reports, or the Prospectuses for any of The Lipper Funds, or to make shareholder inquiries or request other information about the Fund, call 1-800-LIPPER9, write the Fund's Distributor at the address listed below, send an electronic request to the following e-mail address: lipper.funds@lipper.com, or visit The Lipper Funds' Internet Site at http://www.lipper.com.

You can review and copy information about the Fund, including the Statement of Additional Information, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for more information on the operation of the SEC's Public Reference Room. You may also obtain reports and other information about the Fund from the EDGAR Database on the SEC's Internet site at http:// www.sec.gov or, upon payment of a duplicating fee, by sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

For further information
--------------------------------------------------------------------------------
       contact us at:       1-800-LIPPER9
       visit our web site:  www.lipper.com
       e-mail us at:        lipper.funds@lipper.com
       write us at:         The Lipper Funds, Inc.
                            101 Park Avenue
                            New York, NY 10178

INVESTMENT ADVISER:                       LIPPER & COMPANY, L.L.C.

ADMINISTRATOR AND

TRANSFER AGENT:                           ALPS MUTUAL FUNDS SERVICES, INC.

DISTRIBUTOR:                              LIPPER & COMPANY, L.P.

CUSTODIAN:                                CUSTODIAL TRUST COMPANY

LEGAL COUNSEL:                            SIMPSON THACHER & BARTLETT

INDEPENDENT ACCOUNTANTS:                  PRICEWATERHOUSECOOPERS LLP

BOARD OF DIRECTORS:                       KENNETH LIPPER
                                          --------------------------------------
                                          Chairman of the Board, Chief Executive
                                          Officer and President
                                            The Lipper Funds, Inc.
                                          Chairman of the Board, Chief
                                          Executive Officer and President
                                            Lipper & Company

                                          ABRAHAM BIDERMAN
                                          --------------------------------------
                                          Executive Vice President
                                          Secretary and Treasurer
                                            The Lipper Funds, Inc.
                                          Executive Vice President
                                            Lipper & Company

                                          STANLEY BREZENOFF
                                          --------------------------------------
                                          Chief Executive Officer
                                            Maimonides Medical Center
                                          Martin Maltz
                                          Principal Scientist
                                            Xerox Corporation

                                          IRWIN RUSSELL
                                          --------------------------------------
                                          Attorney
                                            Law Offices of Irwin E. Russell
                                          Director Emeritus
                                            The Walt Disney Company

TICKER SYMBOLS:
     Premier Shares:                           LUEPX
     Retail Shares:                            LUERX

Investment Company Act File No. 811-9108

The Lipper Funds(SM) and Lipper U.S. Equity Fund(SM) are not affiliated with Lipper Inc.

(C) 2001, 2002 Lipper & Company, Inc. All rights reserved. LIPPER, LIPPER & COMPANY, THE LIPPER FUNDS and LIPPER U.S. EQUITY FUND are trademarks and/or service marks of Lipper & Company, Inc. Other Lipper & Company product or service names or logos referenced herein are trademarks, service marks or trade names of Lipper & Company, Inc.

THE LIPPER FUNDS(SM)
--------------------------------------------------------------------------------
                                             Lipper Prime Europe Equity Fund(SM)

                                                                  PROSPECTUS AND
                                                         NEW ACCOUNT APPLICATION
                                                                  April 30, 2002

                                                                  PREMIER SHARES
                                                                   RETAIL SHARES

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE

RISK/RETURN SUMMARY..........................................................  1
  Fund Investment Objective..................................................  1
  Principal Investment Strategies of the Fund................................  1
  Principal Risks of Investing in the Fund...................................  1
  Performance Information....................................................  2
    Annual Returns...........................................................  2
    Average Annual Returns...................................................  3
  Fees and Expenses of the Fund..............................................  4
  Example....................................................................  5

INVESTMENT OBJECTIVE, PRINCIPAL
 INVESTMENT STRATEGIES AND RELATED RISKS.....................................  5
  Investment Objective and Principal Investment Strategies...................  5
  Other Investments..........................................................  6
  Temporary Investments......................................................  6
  Risks......................................................................  6
    General..................................................................  6
    Risks of Investing in Non-U.S. Securities................................  6

MANAGEMENT...................................................................  7
  Compensation...............................................................  7
  Executive Officers, Members of Investment Committee and Portfolio Manager..  7

SHAREHOLDER INFORMATION......................................................  9
  Pricing of Fund Shares.....................................................  9
  Minimum Purchases, Additional Investments and Account Balances.............  9
  Purchasing Fund Shares..................................................... 10
  Other Purchase Information................................................. 10
  Redeeming Fund Shares...................................................... 11
  Other Redemption Information............................................... 12
  Exchange Privilege......................................................... 13
  Other Exchange Information................................................. 14
  Transfer of Registration................................................... 14
  Dividends and Distributions................................................ 14
  Taxation of Distributions.................................................. 15
  The Transfer............................................................... 15

DISTRIBUTION ARRANGEMENTS.................................................... 16
  Sales Loads................................................................ 16
  Rule 12b-1 Fees............................................................ 16
  Multiple Classes........................................................... 16

FINANCIAL HIGHLIGHTS......................................................... 17

RISK/RETURN SUMMARY

FUND INVESTMENT OBJECTIVE

     The investment objective of the Lipper Prime Europe Equity Fund is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

     The Fund invests primarily in a diversified portfolio of medium and large capitalization common stocks of "European companies." The Fund considers European companies to include companies that:

     o are organized under the laws of Austria, Belgium, Denmark, Finland, France, Germany, Italy, Luxembourg, the Netherlands, Spain, Sweden, Switzerland, the United Kingdom and Ireland;

     o derive at least 50% of their revenues in a European country or have at least 50% of their assets in a European country; or

     o have securities that are traded principally on a European stock exchange.

The Fund may also invest in common stocks of issuers organized under the laws of Greece, Norway and Portugal. The Fund will not invest in common stocks of issuers principally based in Eastern Europe or other emerging market countries.

     Prime Lipper Asset Management, the Fund's investment adviser, invests primarily in medium and large capitalization growth stocks that satisfy certain liquidity tests, including those that have at least $250 million in "free float" market capitalization and at least $500,000 in average daily trading volume. The Adviser favors growth stocks over pure cyclical stocks. To identify the most attractive growth stocks, the Adviser focuses on earnings per share growth rates, historic return on equity and financial strength, including leverage and free cash flow available for capital investment. The Adviser also considers certain qualitative factors, including the strength of the issuer's management team, breadth of product lines and export potential. The Adviser determines country allocations based on each country's share of the overall European market capitalization. The Adviser expects to invest the Fund's assets in a broad range of issuers in terms of country and industry.

     The Fund is suitable for investors who seek long-term capital appreciation and who want exposure to a diversified portfolio of medium and large capitalization European common stocks.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of the Fund's shares will fluctuate in response to changes in market and economic conditions, primarily in Europe, and changes in the financial conditions and prospects of the issuers in which the Fund invests. In addition, because the Adviser invests primarily in European common stocks, an investment in the Fund involves additional risks not typically associated with investing in U.S. common stocks, including:

     o    social, political and economic risks;

     o currency risks, including the possible weakening of currencies in which the Fund's investments are denominated (including the Euro) against the U.S. Dollar;

     o the fact that there may be less publicly available information about European issuers than about U.S. issuers; and

     o European issuers may not be subject to the same accounting, auditing and financial recordkeeping standards as U.S. issuers.

     In addition, the Adviser may engage in active and frequent trading to achieve the Fund's investment objective, which may result in increased transaction costs and adverse tax consequences.

     As a result of these and other risks, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

   ANNUAL RETURNS

     The following bar chart reflects the annual total returns for the Fund's Premier Shares since the Fund's inception.* The information in this bar chart provides some indication of the risks of investing in the Fund by showing the changes in the Fund's performance from year to year. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                    [GRAPHICAL REPRESENTATION OF DATA CHART]

     1993    1994     1995    1996    1997    1998    1999    2000     2001
     ----    ----     ----    ----    ----    ----    ----    ----     ----
    19.31%  (1.77)%  23.17%  21.92%  18.83%  32.29%  15.70% (12.50)%  (23.67)%

     The Fund's highest return for a quarter was 22.33%, which occurred in the 1st quarter of 1998. The Fund's lowest return for a quarter was (16.17)%, which occurred in the 1st quarter of 2001.

----------

* Reflects performance of the Fund for the period April 1, 1996 through December 31, 2001 and the performance of the Fund's predecessor partnership for the period January 13, 1992 (date of inception) through March 31, 1996, as applicable. On April 1, 1996, the Fund's predecessor partnership transferred its assets to the Fund in exchange for the Fund's Premier Shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of its predecessor partnership. As a mutual fund registered under the Investment Company Act, the Fund is subject to certain restrictions under the Act and the Internal Revenue Code to which its predecessor partnership was not subject. Had the Fund's predecessor partnership been registered under the Act and subject to the provisions of the Act and the Code, its investment performance may have been adversely affected.

   AVERAGE ANNUAL RETURNS

     The following table provides some indication of the risks of investing in the Fund* by comparing the average annual total return of the Fund for the one and five year periods and since inception for the period ending December 31, 2001 to that of the Morgan Stanley Capital International Europe (15) Index ("MSCI Europe 15 Index"), a U.S. dollar denominated, market-capitalization weighted index comprised of stocks from 15 developed countries in Western Europe, and the average total return generated by the 194 European stock mutual funds tracked by Morningstar, Inc.:

                                           1 YEAR          FIVE YEARS**   SINCE INCEPTION**
                                           ------          ------------   -----------------
RETURN BEFORE TAXES:
  Premier Shares......................     (23.67)%          3.97%             7.64%
  Retail Shares.......................     (23.79)%          3.74%             7.52%

RETURN AFTER TAXES ON DISTRIBUTIONS:
  Premier Shares......................     (23.93)%          0.31%             5.57%
  Retail Shares.......................     (24.05)%          0.10%             5.45%

RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES:
  Premier Shares......................     (14.44)%          1.64%             5.48%
  Retail Shares.......................     (14.51)%          1.48%             5.38%
MSCI EUROPE 15 INDEX#.................     (24.35)%          5.27%             8.56%
MORNINGSTAR EUROPEAN STOCK FUND+......     (21.43)%          5.30%              N/A

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

----------


 * Effective April 1, 2002, the Fund's Group Retirement Plan class was eliminated and such shares were converted into Premier Shares or Retail Shares, as appropriate. Average annual returns for the Group Retirement Plan Shares for the one and five year periods and since inception for the period ending December 31, 2001 were (23.83)%, 3.74% and 7.51%, respectively.

** Reflects performance of the Fund for the period April 1, 1996 through December 31, 2001 and the performance of the Fund's predecessor partnership for the period January 13, 1992 (date of inception) through March 31, 1996, as applicable. On April 1, 1996, the Fund's predecessor partnership transferred its assets to the Fund in exchange for the Fund's Premier Shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of its predecessor partnership. As a mutual fund registered under the Investment Company Act, the Fund is subject to certain restrictions under the Act and the Internal Revenue Code to which its predecessor partnership was not subject. Had the Fund's predecessor partnership been registered under the Act and subject to the provisions of the Act and the Code, its investment performance may have been adversely affected.

# Unlike the Fund's returns, the total returns for the MSCI Europe 15 Index do not include the effect of any brokerage commissions, transaction fees or other costs of investing, which would reduce returns, and do not include the effect of taxes. Average Annual Total Return Since Inception for the MSCI Europe 15 Index reflects average annual total return for the period January 13, 1992 through December 31, 2001.

+ Returns for the Morningstar European Stock Funds include the reinvestment of dividends and capital gains but do not include the effect of taxes.

FEES AND EXPENSES OF THE FUND

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:*

    SHAREHOLDER FEES (fees paid directly from your investment)
      Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price) ..........................   None
      Maximum Deferred Sales Charge (Load) ...........................   None
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends ....   None
      Redemption Fee .................................................   None#
      Exchange Fee ...................................................   None+

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
      MANAGEMENT FEES
        Premier Shares ...............................................   1.10%
        Retail Shares ................................................   1.10%

      DISTRIBUTION (12B-1) FEES
        Premier Shares ...............................................   None
        Retail Shares ................................................   0.25%

      OTHER EXPENSES
        Premier Shares ...............................................   0.47%
        Retail Shares ................................................   0.47%

      TOTAL ANNUAL FUND OPERATING EXPENSES
        Premier Shares ...............................................   1.57%
        Retail Shares ................................................   1.82%

     Certain investment dealers, banks and financial services firms may charge you direct fees in connection with purchasing or redeeming the Fund's shares. This table does not reflect those fees.

----------
 * Effective April 1, 2002, the Fund's Group Retirement Plan class was eliminated and such shares were converted into Premier Shares or Retail Shares as appropriate. Prior to that date, the Fund's Group Retirement Plan Shares were subject to a shareholder servicing fee of up to 0.25% of that class' average daily net assets and no 12b-1 fee. Previous Group Retirement Plan shareholders that currently own Premier Shares pay no 12b-1 fee. Previous Group Retirement Plan shareholders that currently own Retail Shares continue to pay a 0.25% fee, although such fee is paid pursuant to a 12b-1 plan.

# The Fund imposes a 1.00% Redemption Fee on Fund shares that are redeemed 30 days or less from the date of purchase.

+ The Fund imposes a 1.00% Exchange Fee on Fund shares that are exchanged 30 days or less from the date of purchase. In addition, the Fund may, upon 60 days' prior written notice, charge you a nominal fee in connection with an exchange, although it does not currently do so.

EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS OF SHARES      1 YEAR          3 YEARS         5 YEARS        10 YEARS
---------------      ------          -------         -------        --------
Premier...........    $160            $496            $855           $1,867
Retail............    $185            $573            $985           $2,137

INVESTMENT OBJECTIVE, PRINCIPAL
INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

     The Fund's investment objective is long-term capital appreciation. The Fund invests primarily in a diversified portfolio of common stocks of "European companies." The Fund considers European companies to include companies that:

     o are organized under the laws of Austria, Belgium, Denmark, Finland, France, Germany, Italy, Luxembourg, the Netherlands, Spain, Sweden, Switzerland, the United Kingdom and Ireland;

     o derive at least 50% of their revenues in a European country or have at least 50% of their assets in a European country; or

     o have securities that are traded principally on a European stock exchange.

     The Fund may also invest in common stocks of issuers organized under the laws of Greece, Norway and Portugal. The Fund will not invest in common stocks of issuers principally based in Eastern Europe or other emerging market countries.

     The Adviser focuses on medium and large capitalization growth stocks that satisfy certain liquidity tests, including those that have at least $250 million in "free float" market capitalization and at least $500,000 in average daily trading volume. The Adviser favors growth stocks over pure cyclical stocks. To identify the most attractive growth stocks, the Adviser focuses on earnings per share growth rates, historic return on equity and financial strength, including leverage and free cash flow available for capital investment. The Adviser also considers certain qualitative factors, including the strength of the issuer's management team, breadth of product lines and export potential.

     To reduce risk, the Adviser focuses on the more liquid European markets. The Adviser determines country allocations based on each country's share of the overall European market capitalization. The Adviser expects to invest the Fund's assets in a broad range of issuers in terms of country and industry.

OTHER INVESTMENTS

       The Adviser may invest the Fund's assets that are not invested in common stocks of European companies in preferred stock, convertible securities, rights and warrants, and depositary receipts. Although the Adviser intends to invest primarily in securities listed on foreign stock exchanges, it may also invest in securities traded in over-the-counter markets, and may also from time to time invest in securities for which a public market does not exist or whose transfer may be restricted.

TEMPORARY INVESTMENTS

     If the Adviser believes that conditions in the securities markets would make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may adopt a temporary defensive position. Under such circumstances, the Adviser may invest temporarily a substantial portion of the Fund's assets in cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States government, its agencies or instrumentalities, prime commercial paper and repurchase agreements for the above securities. The Adviser may also at any time invest some of the Fund's assets in these instruments to meet redemptions and recover operating expenses. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

RISKS

   GENERAL

     The value of the Fund's shares will fluctuate with the market value of its portfolio positions. Factors affecting the value of the Fund's securities include:

     o    social, economic or political factors;

     o factors affecting the industry in which a particular issuer operates, such as competition or technological advances; and

     o factors affecting an issuer directly, such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead.

     There is no assurance that the Fund will achieve its investment objective.

   RISKS OF INVESTING IN NON-U.S. SECURITIES

     The Adviser will invest the Fund's assets primarily in European common stocks that trade on European markets. Investments in European common stocks involve certain considerations and risks not typically associated with investing in U.S. common stocks, including

     o    future social, political and economic developments;

     o the possible imposition of foreign withholding taxes on dividend income payable on securities held by the Fund; and

     o    the possible seizure or nationalization of non-U.S. assets.

     The Fund's investments are denominated in foreign currencies. In general, the Adviser does not hedge any currency risks between the U.S. dollar and foreign currencies (including the Euro). As a result, the strength or weakness of the U.S. dollar against foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in that currency. As a result, the value of the Fund's shares will decline.

     Non-U.S. securities markets may have substantially less volume and may be smaller, less liquid and subject to greater price volatility than U.S. markets. Delays or problems with settlement in non-U.S. markets could affect the liquidity of the Fund's investments and adversely affect performance.

     Investment by the Fund in European issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain issuers or countries and may increase the costs and expenses of the Fund.

     There may be less publicly available information about a European issuer than about a U.S. issuer, and European issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as U.S. issuers.

     The Adviser may engage in active and frequent trading to achieve the Fund's principal investment objective. Frequent trading may result in increased transaction costs and adverse tax consequences and may detract from the Fund's performance.

MANAGEMENT

     Prime Lipper Asset Management, located at 101 Park Avenue, New York, NY 10178, serves as the Fund's investment adviser. The Adviser is a joint venture between affiliates of Lipper & Company, L.P., the Fund's distributor, and Prime S.p.A.


     The Adviser is an affiliate of Lipper & Company, L.P., which serves as the Fund's distributor. Lipper & Company, L.P. is a privately owned investment management and investment banking firm founded in 1987. Lipper & Company, L.P. and its affiliates serve as the general partner and/or investment adviser to U.S. and non-U.S. private investment partnerships and as investment adviser to other series of The Lipper Funds.

     On March 26, 2002, the general partners of Lipper & Company, L.P.'s private investment partnerships invested primarily in hedged convertible securities informed investors that those partnerships were being liquidated in other than the normal course of operations as a result of the significant reduction in the valuation of those portfolios. The Securities and Exchange Commission is conducting an investigation of those partnerships, as well as Lipper & Company, L.P. and certain of its affiliates. These developments and related matters may have an adverse effect on Lipper & Company, L.P. and its affiliates, including the Adviser.

     On April 24, 2002, The Lipper Funds announced that it was closing the Lipper U.S. Equity Fund and Lipper Mergers Fund to new purchases and liquidating those series subject to shareholder approval. Lipper & Company, L.L.C., the investment adviser to the Lipper High Income Bond Fund, Lipper U.S. Equity Fund and Lipper Mergers Fund, also intends to recommend to The Lipper Funds' Board of Directors the reorganization of the Lipper High Income Bond Fund into a new series of the Neuberger Berman Income Funds, subject to shareholder approval and certain other conditions.

     Prime S.p.A. is a subsidiary of Assicurazioni Generali S.p.A., the Italian insurance company. Prime, through subsidiaries and affiliates, is among the oldest asset managers in Italy, and specializes in the management of portfolios invested in European issuers.

COMPENSATION

     The Fund pays the Adviser an annual fee computed daily and paid monthly at the annual rate of 1.10% of the Fund's average daily net assets. The Adviser may voluntarily waive for a period of time all or a portion of its management fee with respect to the Fund. For the most recent fiscal year, the Adviser's management fee was 1.10%.

EXECUTIVE OFFICERS, MEMBERS OF THE INVESTMENT COMMITTEE AND PORTFOLIO MANAGER

     An Investment Committee of the Adviser consisting of Kenneth Lipper, Abraham Biderman and Guido Guzzetti is responsible for strategic decisions for the Fund. Mr. Guzzetti is the Portfolio Manager and Chief Investment Officer for the Fund and is responsible for the day-to-day management of the Fund's portfolio. Set forth below is a biographical description of the Executive Officers and Members of the Investment Committee of the Adviser and the Portfolio Manager of the Fund.

     Kenneth Lipper is Co-Chairman of the Adviser and its Investment Committee. Mr. Lipper has been Chief Executive Officer and President of Lipper & Company, L.P. and its affiliates since founding the firm in 1987. Prior to founding Lipper & Company, Mr. Lipper was a General Partner of Lehman Brothers Inc. from 1969 to 1975 and a General Partner and Managing Director of Salomon Brothers Inc. from 1976 to 1982. He served as Deputy Mayor of New York City from 1983 to 1985. Mr. Lipper is a Director and Chairman of the Audit Committee of Case New Holland N.V., a member of the Federal Reserve Bank of New York's International Advisory Board, and a member of the Advisory Board of The Chase Manhattan Bank. He is a Trustee of the Sundance Institute and serves on the Harvard Executive Committee on University Resources. Mr. Lipper graduated from Columbia University and Harvard Law School and is a member of Phi Beta Kappa and the New York State Bar. Mr. Lipper wrote the novels Wall Street and City Hall, wrote and produced the film City Hall and produced the films The Winter Guest and The Last Days, for which he received an Academy Award for best feature length documentary film. Mr. Lipper is co-publisher of Penguin Lives, the Lipper/Viking series of short biographies of famous cultural figures by celebrated authors, and is also the co-publisher of the Lipper/Norton scientific series on great discoverers and their discoveries.

     Abraham Biderman is an Executive Vice President of the Adviser and a member of its Investment Committee. Mr. Biderman is also an Executive Vice President of Lipper & Company and Co-Manager of Lipper Convertibles, L.P., an investment limited partnership and an affiliate of Lipper & Company and the Adviser. Mr. Biderman joined Lipper and Company in 1990. He was the Commissioner of the New York City Department of Housing, Preservation and Development from 1988 to 1989, and in that capacity was responsible for the largest housing development project in the United States at that time. He was the Commissioner of the New York City Department of Finance from 1986 to 1988, responsible for the collection of over $20 billion per year in tax and other revenues. Mr. Biderman also served as a Special Advisor to former Mayor Edward I. Koch from 1985 to 1987 and was an Assistant to then Deputy Mayor Kenneth Lipper from 1983 to 1985.

     Guido Guzzetti is the Portfolio Manager and Chief Investment Officer for the Fund and a member of the Adviser's Investment Committee. Mr. Guzzetti is also a Director of PrimeGest S.p.A., responsible for the asset management of all Mutual Fund and Asset Allocation Services, Chief Executive Officer of the Prime Funds S.p.A. and a Director of Prime Consult S.p.A. From 1992 through 1999, he was a member of the Adviser's Investment Committee and was the Portfolio Manager and Chief Investment Officer for the Fund. Mr. Guzzetti has been associated with Prime S.p.A. since 1987. He has been responsible for the overall investment process of Prime's European growth investment strategy and for the research and development of structured asset management products for institutional investors. Mr. Guzzetti has also been responsible for the oversight and management of Prime's institutional clients. From 1981 to 1986, he was an information systems analyst and sales representative at IBM. Prior to that, he was a researcher of mathematical and numerical modeling at ENI. Mr. Guzzetti holds a B.A. in Physics from Milan University.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

     The price of each share is based on the net asset value of each class. The Fund's net asset value is the value of its assets minus its liabilities. Expenses attributable solely to a particular class will be borne exclusively by that class. The net asset value per share of each class of shares of the Fund is calculated every day the New York Stock Exchange is open.

     The Fund determines the net asset value per share of each class as of the close of regular trading on the NYSE, generally 4:00 p.m., New York time, on days the NYSE is open. The Fund computes the net asset value per share by dividing the value of the net assets of each class by the total number of shares of that class outstanding. In calculating the net assets of each class, the Fund values securities traded on an exchange on the basis of the last sale price occurring prior to the close of regular trading on the NYSE (currently 4:00 p.m., New York time) or, in the absence of a sale, at the mean between the closing bid and asked prices, if available. The Fund values equity securities traded on the NASDAQ National Market System for which no sales prices are available and over-the-counter securities on the basis of the bid prices at the close of business on each day. If market quotations for those securities are not readily available, the Fund values such securities at fair value. Fair value is determined in accordance with procedures approved by the Board of Directors. The Fund values fixed income securities on the basis of valuations provided by brokers and/or a pricing service, quotations from dealers and prices of comparable securities. The Fund may value short-term investments that mature within 60 days at amortized cost if it reflects the fair value of those investments.

MINIMUM PURCHASES, ADDITIONAL INVESTMENTS AND ACCOUNT BALANCES

     The Fund offers two classes of shares: Premier Shares and Retail Shares. If you invest more than $1 million in the Fund, you may purchase Premier Shares. All other investors may purchase Retail Shares.

     Each of the Fund's classes has the following minimum amounts to purchase shares initially, to make additional investments and to maintain your investment in a particular class of shares:

                           MINIMUM            MINIMUM                MINIMUM
CLASS OF SHARES        INITIAL PURCHASE   ADDITIONAL INVESTMENT  ACCOUNT BALANCE
---------------        ----------------   ---------------------  ---------------
Premier.............      $1,000,000          $2,500                 $500,000
Retail (non I.R.A)..      $   10,000          $2,500                 $  1,000
Retail (I.R.A.).....      $    2,000          $  250                 $  1,000

     The Fund may vary or waive these minimum amounts at any time.

PURCHASING FUND SHARES

     Shares of the Fund are sold without any sales charge. You may purchase shares of the Fund in one of the following ways:


METHOD OF PURCHASE          WHAT YOU NEED TO DO
------------------          -------------------

Initial Purchase by Mail    Mail your account application and a check made
                            payable to "The Lipper Funds, Inc." to:

                                    The Lipper Funds, Inc.
                                    c/o ALPS Mutual Funds Services, Inc.
                                    PMB 603
                                    303 16th Street, Suite 016
                                    Denver, CO 80202-5657

Initial Purchase by Wire    First, call ALPS Mutual Funds Services, Inc., the
                            Fund's Transfer Agent, at 1-800-LIPPER9 and provide
                            (1) your name, address, telephone number and social security or tax I.D. number, (2) name of the Fund and class of shares you wish to purchase, (3) amount you are wiring, (4) name of the bank wiring the funds, and (5) whether or not you have an existing account. The Transfer Agent will provide you with a reference number.

                            Next, instruct your bank to wire the specified amount to the Fund as follows:

                                    State Street Bank & Trust Co.
                                    225 Franklin Street
                                    Boston, MA 02171
                                    ABA #011000028
                                    DDA Acct. #34985176
                                    F/B/O The Lipper Funds, Inc.
                                    Ref: Lipper Prime Europe Equity Fund
                                    Account/Reference Number____________________
                                    Account Name________________________________

                            Finally, mail your account application to the Transfer Agent at the address set forth above under "Initial Purchase by Mail."

Additional Investments      Mail a check payable to "The Lipper Funds, Inc." to
                            the Transfer Agent at the address set forth above under "Initial Purchase by Mail" or wire funds using the procedures set forth above under "Initial
                            Purchase by Wire." You should include the name of the account, account number and the name of the Fund and class of shares you wish to purchase on the check or wire to ensure proper crediting to your account.

OTHER PURCHASE INFORMATION

     You may also purchase shares of the Fund through participating dealers, including banks and financial services firms that provide distribution, administrative or shareholder services to the Fund, if you are a customer of that participating dealer. Participating dealers may impose additional or different conditions or other account fees on your purchase of Fund shares. Each participating dealer is responsible for sending its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. If you are a customer of a participating dealer, you should consult the dealer for information regarding these fees and conditions. The Lipper Funds, the Distributor, the Adviser or any of the Adviser's affiliates may compensate certain participating dealers. Compensation may be different with respect to each class of shares.

     The Distributor or a participating dealer must transmit your order to the Transfer Agent within one business day after it receives your order. If the Distributor or a participating dealer receives your order and transmits it to the Transfer Agent prior to the close of regular trading on the NYSE, generally 4:00 p.m., New York time, on days the NYSE is open, the Fund will price your shares at that day's net asset value. If not, the Fund will price your shares based on the next business day's net asset value. The Distributor or a participating dealer generally must receive payment for your shares on settlement date, the third business day after the date on which you placed your order. If you make payment prior to the settlement date, you may permit the payment to be held in your brokerage account or you may designate a temporary investment for such payment until the settlement date. The Fund may reject any purchase order and suspend the offering of its shares for a period of time.

     In the interest of economy and convenience, the Fund will not issue certificates for shares.

REDEEMING FUND SHARES

     You may redeem shares of the Fund at any time in one of the following ways:

METHOD OF REDEMPTION        WHAT YOU NEED TO DO
--------------------        -------------------

Through the Distributor     Call the Distributor at 1-800-LIPPER9 or your
or a Participating Dealer   Participating Dealer.

By Telephone                Provided that you established the telephone
                            privilege when you completed your account application, you may call the Transfer Agent at 1-800-LIPPER9 and request that the Transfer Agent send you the redemption proceeds or wire the funds to your account. The Transfer Agent must employ reasonable procedures, such as a form of personal identification, to confirm that the instructions are genuine. If the Transfer Agent does not follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. Neither The
                            Lipper Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

By Mail Mail the Transfer Agent a letter at the address specified under "Initial Purchase by Mail" requesting a redemption. The letter should include
                            (1) name of the account, social security or tax I.D. number, account address and account number, (2) name of the Fund from which you wish to redeem, (3) number of shares or amount you wish to redeem, and
                            (4) signature of each owner of the account.

OTHER REDEMPTION INFORMATION

     If the Fund receives your redemption request in proper form (which includes all of the information set forth above) prior to the close of regular trading on the NYSE, generally 4:00 p.m., New York time, on days the NYSE is open, the Fund will redeem your shares at that day's net asset value. If not, the Fund will redeem your shares based on the next business day's net asset value. The proceeds paid to you upon redemption may be more or less than the amount you originally invested depending upon the net asset value of the shares being redeemed at the time of redemption. If you hold shares in more than one class of the Fund, you must specify in your redemption request the class of shares being redeemed. If you do not specify which class you want redeemed, or if you own fewer shares of a class than specified, the Transfer Agent will delay your request until it receives further instructions from you, the Distributor or a participating dealer.

     The Fund normally transmits redemption proceeds for credit to your account at the Distributor or a participating dealer at no charge within seven days after it receives your redemption request. Generally, the Fund will not invest these funds for your benefit without specific instruction, and the Distributor will benefit from the use of temporarily uninvested funds before the funds are credited to your account. If you pay for your shares by personal check, you will be credited with the proceeds of a redemption of those shares only after the check has been collected, which may take up to 15 days from the purchase date. If you anticipate the need for more immediate access to your investment, you should purchase shares with Federal Funds, by bank wire or with a certified or cashier's check. Please do not send cash.

     If, due to redemptions, market value depreciation or combination thereof, your account falls below the minimum investment balances set forth above, the Fund may redeem your account upon 60 days' notice. However, the Fund will give you at least 30 days from the date of such notification in which to increase your account balance to more than the required minimum account balance. Group Retirement Plan Shareholders are not subject to this minimum. If the Fund redeems your shares, you may reinvest in any class of shares of the Fund at a later date provided that you meet any eligibility requirements with respect to investing in the Fund at that time.

     The Fund imposes a 1.00% fee (short-term trading fee) on Fund shares redeemed 30 days or less from the date of purchase. The fee is based on the shares' net asset value at redemption and is deducted from the redemption proceeds. The fee is paid to the Fund to offset costs associated with short-term shareholder trading. It does not apply to shares acquired through reinvestment of distributions. So as not to penalize long-term investors, and for purposes of computing the short-term trading fee, any shares bought through reinvestment of distributions will be redeemed first without charging the fee, followed by the shares held for the longest period of time. The Fund reserves the right to waive this redemption fee at any time in its sole discretion.

     Certain participating dealers may charge you fees in connection with redeeming your shares.

     The Fund may suspend your right to redeem your shares or postpone the date of payment for any period during which trading on the NYSE is closed (other than customary weekend and holiday closings) or restricted. The Fund may also suspend your right to redeem your shares or postpone the date of payment if an emergency exists for which the Fund cannot reasonably dispose of or value its securities or for such other periods as the Securities and Exchange Commission may permit.

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay your redemption proceeds in whole or in part by making an "in kind" distribution to you of readily marketable securities or other property held by the Fund, valued in the same manner as the Fund determines net asset value, in lieu of cash in conformity with applicable rules of the SEC. You may incur brokerage charges on the sale of such securities.

     You must provide the Transfer Agent with a "signature guarantee" if (1) you want your redemption proceeds sent to another person, (2) you want your redemption proceeds sent to an address other than your registered address, or
(3) you want your shares transferred to another person. A signature guarantee verifies your identity. You may obtain a signature guarantee from an "eligible guarantor institution" (including banks, brokers and dealers that are members of a clearing corporation or that maintain net capital of at least $100,000, credit unions authorized to issue signature guarantees, national securities exchanges, registered securities associations, clearing agencies and savings associations) that participates in a signature guarantee program. The signature guarantee must appear on (a) your written request for redemption or (b) a stock power that specifies the total number of shares and class of shares to be redeemed.

EXCHANGE PRIVILEGE

     You may exchange your shares of the Fund for shares of the same class of the Lipper High Income Bond Fund in one of the following ways:

METHOD OF EXCHANGE          WHAT YOU NEED TO DO
------------------          -------------------

By Telephone                Provided that you established the telephone
                            privilege when you completed your account application, you may call the Transfer Agent at 1-800-LIPPER9 and provide (1) name of the account, social security or tax I.D. number, account address and account number, (2) name of the Fund and class of shares from which you wish to exchange, (3) number of shares or amount you wish to exchange, and
                            (4) name of the Fund into which you wish to exchange. The Transfer Agent must employ reasonable procedures, such as a form of personal identification, to confirm that the instructions are genuine. If the Transfer Agent does not follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. Neither The
                            Lipper Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

By Mail Mail the Transfer Agent a letter at the address set forth under "Initial Purchase by Mail" requesting an exchange. The letter should include (1) name of the account, social security or tax I.D. number, account address and account number, (2) name of the Fund and class of shares from which you wish to exchange, (3) number of shares or amount you wish to exchange, and
                            (4) name of the Fund into which you wish to exchange.

OTHER EXCHANGE INFORMATION

     You may exercise the exchange privilege if the shares of the Fund into which you wish to exchange are offered for sale in your state of residence and the purchase meets the minimum investment and other eligibility requirements of the Fund into which you are exchanging. To use the exchange privilege, you should consult the Distributor or your participating dealer to determine if it is available and whether any other conditions are imposed on its use.

     If you exercise the exchange privilege, The Lipper Funds will exchange your shares at the next determined net asset value. Except as described below, The Lipper Funds does not currently charge any fees directly in connection with exchanges, although it may charge shareholders a nominal fee upon at least 60 days' prior written notice.

     The Fund imposes a 1.00% fee (short-term trading fee) on Fund shares exchanged 30 days or less from the date of purchase. The fee is based on the shares' net asset value at the time of the exchange and is deducted from the amount exchanged. The fee is paid to the Fund to offset costs associated with short-term shareholder trading. It does not apply to shares acquired through reinvestment of distributions. So as not to penalize long-term investors, and for purposes of computing the short-term trading fee, any shares bought through reinvestment of distributions will be exchanged first without charging the fee, followed by the shares held for the longest period of time. The Fund reserves the right to waive this exchange fee at any time in its sole discretion.

     You must obtain and should carefully review a copy of the current prospectus of the Fund into which you wish to exchange before making any exchange.

     The Lipper Funds may limit exchanges as to amounts or frequency, and may impose other restrictions to assure that exchanges do not disadvantage the Funds or their shareholders. If your shares are held in a broker "street name," you must contact your participating dealer to exchange such shares; you may not exchange such shares by mail or telephone. The Lipper Funds may reject any exchange request in whole or in part. The Lipper Funds may modify or terminate the exchange privilege at any time upon notice to shareholders.

     If you exchange shares of the Fund for shares of another Fund, the Internal Revenue Service treats such an exchange as a sale of the shares. Therefore, you may realize a taxable gain or loss upon an exchange.

TRANSFER OF REGISTRATION

     You may instruct the Transfer Agent to transfer the registration of your shares to another person by sending the Transfer Agent a letter at the address set forth above under "Initial Purchase by Mail." The letter should include (1) your name and account number, (2) the name of the Fund from which you wish to transfer your shares, (3) the number and class of shares you wish to transfer,
(4) the name of the person to whom you are transferring your shares, (5) original signatures of all account owners, (6) a signature guarantee, and (7) an account application from the person to whom you are transferring your shares.

DIVIDENDS AND DISTRIBUTIONS

     Shares of the Fund begin accruing dividends on the first business day following the day a purchase order is priced and continue to accrue dividends up to and including the day that such shares are redeemed. The Fund will automatically reinvest dividends and capital gains distributions on your shares in additional shares of the same class at the net asset value of that class at the time of reinvestment, unless you indicate on your application form that the Fund should pay dividends and capital gains distributions on shares in cash to your account.

     If you own Retail Shares, you will receive lower per share dividends than Premier Shareholders because of the additional expenses borne by Retail Shareholders under the Fund's Retail Distribution Plan.

     The Fund will distribute substantially all of its net investment income to shareholders annually. The Fund will distribute net capital gain, if any, with the last dividend for the calendar year. The Fund may make additional distributions and/or pay dividends at other times if necessary to avoid federal income taxes.

     The Lipper Funds will send you an annual statement setting forth the amount of any dividends and distributions made to you during each year and their federal tax characterization.

TAXATION OF DISTRIBUTIONS

     Fund dividends and distributions are taxable to you as ordinary income or capital gain. Unless your Fund shares are in an IRA or other tax advantaged account, you are required to pay taxes on dividends and distributions whether you receive them in cash or in the form of additional shares.

     Distributions paid out of the Fund's "net capital gain" will be taxed to you as long-term capital gain, regardless of how long you have owned shares. All other distributions will be taxed to you as ordinary income.

     You may want to avoid buying shares when the Fund is about to declare a dividend or distribution, because the dividend or distribution will be taxable to you even though it may actually represent a return of your capital.

     If more than half of the total asset value of the Fund is invested in non-U.S. stock or securities, the Fund may elect to "pass through" to its shareholders the amount of foreign taxes paid. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

     If you are a corporation, a significant portion of your ordinary income in dividends may be eligible for the dividends received deduction.

     If you do not provide the Fund with your correct taxpayer identification number and any other required certifications, you may be subject to backup withholding of a portion of your dividends, distributions or redemption proceeds.

     Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Fund.

THE TRANSFER

     Prior to the Fund's inception, the Fund operated as a limited partnership for which the Adviser served as general partner and investment adviser. The Fund's predecessor partnership was not registered under and subject to the provisions of the Investment Company Act pursuant to an exemption from registration for entities that have fewer than 100 holders. As an unregistered entity, the Fund's predecessor partnership was not required to comply with the requirements of the Investment Company Act, or the diversification, distribution and other requirements imposed by the Internal Revenue Code. On April 1, 1996, the Fund exchanged Premier Shares for certain portfolio securities of the Fund's predecessor partnership and distributed Premier Shares to the predecessor partnership's limited partners who elected to participate in the transfer.

     If the Fund acquired securities in the transfer that appreciated in value from the date its predecessor partnership originally acquired them, the transfer may have adverse tax consequences to you. If the Fund sells securities acquired in the transfer that appreciated in value from the date its predecessor partnership originally acquired them, you will be taxed on any resulting gain (including any appreciation in value from the date the partnership acquired them through the date of the transfer). As a result, you will be taxed on a distribution that economically represents a return of your purchase price rather than an increase in the value of your investment. Your taxable gain will be dependent on a number of factors, and there is no assurance that any gains existing at the time of the transfer would in fact be recognized. Moreover, any tax liability will affect shareholders differently, depending, among other things, on individual decisions to redeem or continue to hold shares, the timing of such decisions and applicable tax rates.

DISTRIBUTION ARRANGEMENTS

SALES LOADS

     The Lipper Funds does not charge investors any sales load for purchasing, selling or exchanging shares of the Fund (other than the short-term trading fee discussed above). Certain investment dealers, banks and financial services firms may charge you fees in connection with the purchase, sale or exchange of the Fund's shares.

RULE 12B-1 FEES

     The Board of Directors has adopted a Rule 12b-1 Retail Distribution Plan for the Fund's Retail Shares. Retail Shareholders pay a Rule 12b-1 fee out of the net assets of that class of shares on an ongoing basis. As a result, if you purchase Retail Shares, over time the fees will increase the cost of your investment and may cost you more than paying other types of sales charges that may be associated with other mutual funds. Participating dealers may impose additional fees.

     Under the Retail Distribution Plan, Retail Shareholders pay the Distributor an annual fee of 0.25% of the value of the average daily net assets of the Fund's Retail Shares for distributing those shares. This fee may be more or less than the actual expenses the Distributor incurs. The Distributor may, in turn, pay one or more participating dealers all or a portion of this fee for selling the Fund's Retail Shares. The Retail Distribution Plan also provides that the Adviser may pay participating dealers out of its investment advisory fees, its past profits or any other source available to the Adviser. From time to time, the Distributor may defer or waive for a period of time its fees under the Retail Distribution Plan.

MULTIPLE CLASSES

       The Fund offers two classes of shares: Premier Shares and Retail Shares. If you invest more than $1 million in the Fund, you may purchase Premier Shares and will not pay any 12b-1 fees. All other investors may purchase Retail Shares and will have to pay the Distributor a 12b-1 fee at an annual rate of 0.25% of the value of the average daily net assets of the Fund's Retail Shares.

FINANCIAL HIGHLIGHTS

       The financial highlights tables are intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned on an investment in the Fund (assuming you reinvested all dividends and distributions). PricewaterhouseCoopers LLP, the Fund's independent accountants, audited this information, and its report and the Fund's financial statements are included in the Fund's annual report, which is available upon request.


                                                           PREMIER SHARES

                                                              2001          2000             1999            1998           1997
                                                             FISCAL        FISCAL           FISCAL          FISCAL         FISCAL
                                                             YEAR          YEAR              YEAR            YEAR           YEAR
                                                            -------       --------         --------        --------        -------
NET ASSET VALUE, BEGINNING OF PERIOD .................      $ 11.50       $  15.03         $  14.10        $  11.74        $ 11.25
                                                            -------       --------         --------        --------        -------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss) .......................        (0.01)         (0.03)           (0.02)          (0.01)          0.05
  Net Realized and Unrealized Gain (Loss)
    on Investments ...................................        (2.71)         (1.76)            2.11            3.79           2.06
                                                            -------       --------         --------        --------        -------
      Total From Investment Operations ...............        (2.72)         (1.79)            2.09            3.78           2.11
                                                            -------       --------         --------        --------        -------

DISTRIBUTIONS:
  Net Investment Income ..............................         --            --               --              --             (0.03)
  Net Realized Gain ..................................        (0.06)         (1.66)           (1.16)          (1.42)         (1.59)
  In Excess of Net Realized Gain......................         --            (0.08)           --              --              --
                                                            -------       --------         --------        --------        -------
      Total Distributions ............................        (0.06)         (1.74)           (1.16)          (1.42)         (1.62)
                                                            -------       --------         --------        --------        -------
NET ASSET VALUE, END OF PERIOD .......................      $  8.72       $  11.50         $  15.03        $  14.10        $ 11.74
                                                            =======       ========         ========        ========        =======

TOTAL RETURN .........................................       (23.67)%       (12.50)%          15.70%          32.29%         18.83%
                                                            =======       ========         ========        ========        =======

RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, End of Period (000's) ..................      $63,948       $134,164         $150,979        $124,406        $82,787
  Ratios:
    Expenses to Average Net Assets ...................         1.57%          1.56%            1.51%           1.54%          1.59%
    Net Investment Income (Loss) to Average Net Assets        (0.05)%        (0.21)%          (0.15)%         (0.06)%         0.43%
  Portfolio Turnover Rate ............................           24%            38%              52%             61%            71%


                                                      RETAIL SHARES

                                                             2001          2000         1999         1998         1997
                                                            FISCAL        FISCAL       FISCAL       FISCAL       FISCAL
                                                             YEAR          YEAR         YEAR         YEAR         YEAR
                                                           -------       -------       ------       ------       ------
NET ASSET VALUE, BEGINNING OF PERIOD .................     $ 11.40       $ 14.95       $14.05       $11.73       $11.25
                                                           -------       -------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss) .......................       (0.03)        (0.05)       (0.04)       (0.03)        0.02
  Net Realized and Unrealized Gain (Loss)
    on Investments ...................................       (2.68)        (1.76)        2.10         3.77         2.05
                                                           -------       -------       ------       ------       ------
        Total From Investment Operations .............       (2.71)        (1.81)        2.06         3.74         2.07
                                                           -------       -------       ------       ------       ------

DISTRIBUTIONS:
  Net Investment Income ..............................        --            --           --           --          --
  Net Realized Gain ..................................       (0.06)        (1.66)       (1.16)       (1.42)       (1.59)
  In Excess of Net Realized Gain......................         --          (0.08)        --           --          --
                                                           -------       -------       ------       ------       ------
        Total Distributions ..........................       (0.06)        (1.74)       (1.16)       (1.42)       (1.59)
                                                           -------       -------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD .......................     $  8.63       $ 11.40       $14.95       $14.05       $11.73
                                                           =======       =======       ======       ======       ======

TOTAL RETURN .........................................      (23.79)%      (12.70)%      15.54%       31.96%       18.49%
                                                           =======       =======       ======       ======       ======

RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, End of Period (000's) ..................     $ 2,108       $ 4,175       $4,295       $2,472       $1,137
  Ratios:
    Expenses to Average Net Assets ...................        1.82%         1.81%        1.76%        1.79%        1.84%
    Net Investment Income (Loss) to Average Net Assets       (0.26)%       (0.46)%      (0.34)%      (0.25)%       0.16%
  Portfolio Turnover Rate ............................          24%           38%          52%          61%          71%


                                           GROUP RETIREMENT PLAN SHARES

                                                    2001          2000          1999          1998         1997
                                                   FISCAL        FISCAL        FISCAL        FISCAL       FISCAL
                                                    YEAR          YEAR          YEAR          YEAR         YEAR
                                                    ----          ----          ----          ----         ----
NET ASSET VALUE, BEGINNING OF PERIOD ........     $ 11.38       $ 14.94        $14.05        $11.72       $11.24
                                                  -------       -------        ------        ------       ------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss) .............       (0.03)        (0.04)        (0.05)        (0.03)        0.03
   Net Realized and Unrealized Gain (Loss)
     on Investments .........................       (2.68)        (1.78)         2.10          3.78         2.05
                                                  -------       -------        ------        ------       ------
       Total From Investment Operations .....       (2.71)        (1.82)         2.05          3.75         2.08
                                                  -------       -------        ------        ------       ------
DISTRIBUTIONS:
   Net Investment Income ....................         --            --            --            --         (0.01)
   Net Realized Gain ........................       (0.06)        (1.66)        (1.16)        (1.42)       (1.59)
   In Excess of Net Realized Gain ...........         --          (0.08)          --            --           --
                                                  -------       -------        ------        ------       ------
       Total Distributions ..................       (0.06)        (1.74)        (1.16)        (1.42)       (1.60)
                                                  -------       -------        ------        ------       ------
NET ASSET VALUE, END OF PERIOD ..............     $  8.61       $ 11.38        $14.94        $14.05       $11.72
                                                  =======       =======        ======        ======       ======
TOTAL RETURN ................................      (23.83)%      (12.78)%       15.47%        32.08%       18.60%
                                                  =======       =======        ======        ======       ======
RATIOS AND SUPPLEMENTAL DATA:
   Net Assets, End of Period (000's) ........     $ 3,254       $ 3,986        $3,287        $2,318       $  941
                                                  =======       =======        ======        ======       ======
   Expenses to Average Net Assets ...........        1.82%         1.81%         1.76%         1.79%        1.84%
   Net Investment Income (Loss) to
     Average Net Assets .....................       (0.32)%       (0.49)%       (0.41)%       (0.29)%       0.34%
   Portfolio Turnover Rate ..................          24%           38%           52%           61%          71%


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The Statement of Additional Information contains additional information about the Fund and is incorporated by reference into this Prospectus. The Fund's annual and semi-annual reports to shareholders also contain additional information, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain free copies of the Statement of Additional Information, the Fund's annual or semi-annual reports, or the Prospectuses for any of The Lipper Funds, or to make shareholder inquiries or request other information about the Fund, call 1-800-LIPPER9, write the Fund's Distributor at the address listed below, send an electronic request to the following e-mail address: lipper.funds@lipper.com, or visit The Lipper Funds' Internet Site at http://www.lipper.com.

You can review and copy information about the Fund, including the Statement of Additional Information, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for more information on the operation of the SEC's Public Reference Room. You may also obtain reports and other information about the Fund from the EDGAR Database on the SEC's Internet site at http://www.sec.gov or, upon payment of a duplicating fee, by sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

For further information
--------------------------------------------------------------------------------
       contact us at:          1-800-LIPPER9
       visit our web site:     www.lipper.com
       e-mail us at:           lipper.funds@lipper.com
       write us at:            The Lipper Funds, Inc.
                               101 Park Avenue
                               New York, NY 10178

INVESTMENT ADVISER:                       LIPPER & COMPANY, L.L.C.

ADMINISTRATOR AND
TRANSFER AGENT:                           ALPS MUTUAL FUNDS SERVICES, INC.

DISTRIBUTOR:                              LIPPER & COMPANY, L.P.

CUSTODIAN:                                CUSTODIAL TRUST COMPANY

LEGAL COUNSEL:                            SIMPSON THACHER & BARTLETT

INDEPENDENT ACCOUNTANTS:                  PRICEWATERHOUSECOOPERS LLP

BOARD OF DIRECTORS:                       KENNETH LIPPER
                                          -------------------------------------
                                          Chairman of the Board, Chief Executive
                                          Officer and President
                                            The Lipper Funds, Inc.
                                          Chairman of the Board, Chief
                                          Executive Officer and President
                                            Lipper & Company

                                          ABRAHAM BIDERMAN
                                          -------------------------------------
                                          Executive Vice President
                                          Secretary and Treasurer
                                            The Lipper Funds, Inc.
                                          Executive Vice President
                                            Lipper & Company

                                          STANLEY BREZENOFF
                                          -------------------------------------
                                          Chief Executive Officer
                                            Maimonides Medical Center
                                          Martin Maltz
                                          Principal Scientist
                                            Xerox Corporation

                                          IRWIN RUSSELL
                                          -------------------------------------
                                          Attorney
                                            Law Offices of Irwin E. Russell
                                          Director Emeritus
                                            The Walt Disney Company

TICKER SYMBOLS:
     Premier Shares:                           LPEEX
     Retail Shares:                            LPERX

Investment Company Act File No. 811-9108

The Lipper Funds(SM) and Lipper Prime Europe Equity Fund(SM) are not affiliated with Lipper Inc.


(C)2001, 2002 Lipper & Company, Inc. All rights reserved. LIPPER, LIPPER & COMPANY, THE LIPPER FUNDS and LIPPER PRIME EUROPE EQUITY FUND are trademarks and/or service marks of Lipper & Company, Inc. Other Lipper & Company product or service names or logos referenced herein are trademarks, service marks or trade names of Lipper & Company.

THE LIPPER FUNDS(SM)
--------------------------------------------------------------------------------
                                                         Lipper Mergers Fund(SM)

                                                                      PROSPECTUS
                                                                 April 30, 2002

                                                                  PREMIER SHARES
                                                                   RETAIL SHARES




THE BOARD OF DIRECTORS OF THE LIPPER FUNDS HAS VOTED TO CLOSE THE LIPPER MERGERS FUND SERIES TO NEW PURCHASES AND TO LIQUIDATE THE FUND AS SOON AS POSSIBLE.




THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS
                                                                            PAGE

RISK/RETURN SUMMARY......................................................      1
  Fund Investment Objective..............................................      1
  Principal Investment Strategies of the Fund............................      1
  Principal Risks of Investing in the Fund...............................      1
  Performance Information................................................      2
    Annual Returns.......................................................      2
    Average Annual Returns...............................................      3
  Fees and Expenses of the Fund..........................................      3
  Example ...............................................................      4

INVESTMENT OBJECTIVE, PRINCIPAL
  INVESTMENT STRATEGIES AND RELATED RISKS................................      4
  Investment Objective and Principal Investment Strategies...............      4
  Other Investment Strategies............................................      5
    Short Selling........................................................      5
    Options Hedging......................................................      6
    Leverage through Borrowing...........................................      6
    Temporary Investments................................................      6
  Risks..................................................................      7
    General..............................................................      7
    Short Sales and Options Hedging......................................      7
    Leverage through Borrowing...........................................      8

MANAGEMENT...............................................................      8
  Compensation...........................................................      8
  Adviser's Prior Performance............................................      8
  Executive Officers and Portfolio Managers..............................     10

SHAREHOLDER INFORMATION..................................................     11
  Pricing of Fund Shares.................................................     11
  Purchasing Fund Shares.................................................     12
  Redeeming Fund Shares..................................................     12
  Other Redemption Information...........................................     13
  Exchange Privilege.....................................................     14
  Other Exchange Information.............................................     15
  Transfer of Registration...............................................     15
  Dividends and Distributions............................................     16
  Taxation of Distributions..............................................     16

DISTRIBUTION ARRANGEMENTS................................................     17
  Sales Loads............................................................     17
  Rule 12b-1 Fees........................................................     17
  Multiple Classes.......................................................     17

FINANCIAL HIGHLIGHTS.....................................................     18

RISK/RETURN SUMMARY

FUND INVESTMENT OBJECTIVE

     The investment objective of the Lipper Mergers Fund is to achieve capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

     The Fund engages in an investment strategy involving merger transactions, including purchasing and selling equity securities of companies that are involved in publicly-announced mergers, acquisitions, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. It may also involve, from time to time, companies that have announced their intentions to seek out such transactions. As part of its investment strategy, the Fund may buy or sell options or sell short securities to hedge against market movements or other risks or to enhance the profitability of the transaction. This highly specialized investment approach is generally designed to profit from the successful completion of such transactions.

     When a company (target company) agrees to be acquired by another company (acquiring company), the target company's stock price often rises quickly but remains below the stated acquisition price. Lipper & Company, L.L.C. the Fund's investment adviser, attempts to profit by capturing this price differential, or "spread," between the target company's market price at the time of purchase and the price at the time the transaction closes. The spread between the market price when the Fund acquires the securities and the transaction price reflects various factors, including (among others):

     o risk that the transaction may not be completed for a variety of reasons (i.e., changes in stock prices of target and acquiring companies, adverse developments affecting the target and/or acquiring companies, changes in the market, risk that the transaction is not approved by the shareholders);

     o risk that the transaction will be blocked by U.S. or other antitrust authorities, including the Federal Trade Commission, the U.S. Department of Justice, the European Commission, and other government regulators, such as the Federal Communications Commission or state Public Utility Commissions;

     o    risk that the terms of the transaction change; and

     o    risk that the transaction takes longer to complete than expected.

     The Fund is suitable for investors who seek capital appreciation and who want to diversify their portfolio by investing in a fund that invests in companies that are subject to a takeover.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The principal risk associated with the Fund's investment strategy is that transactions in which the Fund invests are renegotiated, delayed or terminated, in which case losses may be realized. In addition, because the Fund invests in equity securities, the Fund is subject to the risk of movements in the equity markets.

     The Fund is not a "diversified" fund within the meaning of the Investment Company Act of 1940. Accordingly, the Fund may invest in a relatively small number of issuers, thus making an investment in the Fund potentially more risky than an investment in a diversified fund.

     The Fund's use of options entails additional risks, including an imperfect correlation between the price movements of the option and the underlying security, lack of assurance of a liquid secondary market for any given option and price fluctuations. The Fund's use of short selling also entails additional risks, including the risk that the price of the security sold short increases in value and the risk that the lender of the security sold short recalls the loan.

     The Fund's investment strategy may result in short-term capital gains. In addition, the Fund may engage in active and frequent trading to achieve the Fund's investment objective, which may result in increased transaction costs and adverse tax consequences.

     As a result of these and other risks, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

   ANNUAL RETURNS

     The following bar chart reflects the returns for the Fund's Premier Shares since the Fund's inception.* The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                    [GRAPHICAL REPRESENTATION OF DATA CHART]

                                      2001*
                                    ---------
                                     (0.70%)
----------
* The Fund commenced investment operations on August 31, 2001. This table reflects performance for the period August 31, 2001 through December 31, 2001.

   AVERAGE ANNUAL RETURNS

     The following table provides some indication of the risks of investing in the Fund* by comparing the average annual total return of the Fund since inception for the period ending December 31, 2001 to that of the Standard & Poor's 500 Index, a market capitalization weighted index of 500 stocks of U.S. issuers based on market size, liquidity and industry group representation:

                                                               SINCE INCEPTION**
                                                               -----------------

RETURN BEFORE TAXES:
  Premier Shares..............................................     (0.70)%
  Retail Shares...............................................     (0.80)%

RETURN AFTER TAXES ON DISTRIBUTIONS:
  Premier Shares..............................................     (0.70)%
  Retail Shares...............................................     (0.80)%

RETURN AFTER TAXES ON DISTRIBUTIONS
 AND SALE FUND SHARES:
  Premier Shares..............................................     (0.43)%
  Retail Shares...............................................     (0.49)%
S&P 500 INDEX#................................................      1.75%

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

----------

 * Effective April 1, 2002, the Fund's Group Retirement Plan class was eliminated and such shares were converted into Premier Shares or Retail Shares, as appropriate. Average annual returns for the Group Retirement Plan Shares since inception was (0.70)%.

** The Fund commenced investment operations on August 31, 2001. Average Annual Total Return Since Inception for the S&P 500 Index reflects average annual total return for the period August 31, 2001 through December 31, 2001.

# Unlike the Fund's returns, the total returns for the S&P 500 Index do not include the effect of any brokerage commissions, transaction fees, taxes or other costs of investing, which would reduce returns.

FEES AND EXPENSES OF THE FUND


     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:*

    SHAREHOLDER FEES (fees paid directly from your investment)
      Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price).........................    None
      Maximum Deferred Sales Charge (Load)..........................    None
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends...    None
      Redemption Fee................................................    None**
      Exchange Fee..................................................    None#

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
      MANAGEMENT FEES (before reimbursement)+
        Premier Shares..............................................    1.35%
        Retail Shares...............................................    1.35%

      DISTRIBUTION (12b-1) FEES
        Premier Shares..............................................    None
        Retail Shares...............................................    0.25%

      OTHER EXPENSES
        Premier Shares..............................................    31.25%
        Retail Shares...............................................    19.30%

      TOTAL ANNUAL FUND OPERATING EXPENSES (before reimbursement)+
        Premier Shares..............................................    32.60%
        Retail Shares...............................................    20.90%

     Certain investment dealers, banks and financial services firms may charge you direct fees in connection with purchasing or redeeming the Fund's shares. These tables do not reflect those fees.

----------

 * Effective April 1, 2002, the Fund's Group Retirement Plan class was eliminated and such shares were converted into Premier Shares or Retail Shares, as appropriate. Prior to that date, the Fund's Group Retirement Plan Shares were subject to a shareholder servicing fee of up to 0.25% of that class' average daily net assets and no 12b-1 fee. Previous Group Retirement Plan shareholders that currently own Premier Shares pay no 12b-1 fee. Previous Group Retirement Plan shareholders that currently own Retail Shares continue to pay a 0.25% fee, although such fee is paid pursuant to a 12b-1 plan.

** The Fund imposes a 1.00% Redemption Fee on Fund shares that are redeemed 30 days or less from the date of purchase.

# The Fund imposes a 1.00% Exchange Fee on Fund shares that are exchanged 30 days or less from the date of purchase. In addition, the Fund may, upon 60 days' prior written notice, charge you a nominal fee in connection with an exchange, although it does not currently do so.

+ The Adviser voluntarily waived all of its Management Fee during the 2001 fiscal year and reimbursed the Fund for certain expenses. As a result, the Fund did not pay the Adviser any Management Fee for any of the Fund's share classes and the Total Annual Fund Operating Expenses were 1.85% for the Premier Shares and 2.10% for the Retail Shares. The Adviser may discontinue this waiver at any time.

EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:*

CLASS OF SHARES                                         1 YEAR         3 YEARS
---------------                                         ------         -------
Premier...........................................      $2,810          $6,318
Retail............................................      $1,924          $4,902

INVESTMENT OBJECTIVE, PRINCIPAL
INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

     The Fund's investment object is to achieve capital appreciation. The Fund seeks to achieve its objective through an investment strategy involving merger transactions, including the purchasing and selling equity securities of companies that are involved in publicly-announced mergers, acquisitions, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. As part of its investment strategy, the Fund may buy or sell options or sell short securities to hedge against market movements or other risks or to enhance the profitability of the transaction.

     In general, securities of a target company sell at a premium to their historic market price immediately prior to the announcement of an offer. At the same time, these securities will typically trade at a discount to the stated or appraised value of the offer price. The Fund attempts to profit by capturing this price differential, or "spread," between the target company's market price at the time of purchase and the price at the time the transaction closes.

     Investments in mergers may be advantageous when the discount: overstates the risks involved; significantly undervalues the securities, assets or cash to be received by shareholders as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such factors requires broad knowledge and experience on the part of the Adviser, including an ability to assess a variety of companies, industries and financial markets from the announcement to the closing of the transaction and legal and regulatory issues raised by the transaction, as well as the ability to respond to unanticipated developments over the course of a transaction. The Adviser expects to select merger transactions that, in its view, offer the opportunity to achieve favorable returns relative to the risks involved.

----------

* The example reflects the Fund's total operating expenses before taking into consideration that the Adviser voluntarily waived its Management Fee and reimbursed the Fund for certain expenses during the 2001 fiscal year. If you consider this voluntary waiver and reimbursement, your costs for the one and three year periods would be $188 and $582, respectively, for the Premier Shares, and $213 and $658, respectively, for the Retail Shares.

     In making investments for the Fund, the Adviser will consider the following factors:

     o    potential profit that can be achieved relative to the risks involved;

     o    probability and timing of successful completion;

     o strategic motivation, valuation and financial resources of the participants;

     o    size of the transactions and liquidity of the securities involved;

     o nature and structure of the transaction (e.g., hostile or friendly, cash, stock or a combination of cash and stock);

     o    legal, regulatory and political risks;

     o    possibility of other offers; and

     o outlook on securities of both target and acquiring companies, including trading ranges if the transaction terminates.

OTHER INVESTMENT STRATEGIES

   SHORT SELLING

     The Fund may engage in short selling as part of its investment strategy in an effort to reduce the risks associated with certain of its investments. A short sale is the sale of a security not owned by the seller. For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the Fund may purchase common stock of the target company and, at approximately the same time, sell short an equivalent amount of the acquiring company's common stock and/or other securities. Typically, such short sale will be made with the intention of later closing out (i.e., covering) the short position with the securities of the acquiring company received upon consummation of the acquisition. In such case, the purpose of the short sale is to protect against a decline in the market value of the acquiring company's securities prior to the acquisition's completion. However, should the acquisition be called off or otherwise not completed, the Fund may realize losses on both its long position in the target company's shares and its short position in the acquiring company's securities. A short position may also be employed when the Adviser believes a transaction will break up, seeking to profit from a decline in the target company's share price.

     There are two requirements for a short sale: (1) for listed securities, the sale must be executed on an uptick, a price which is higher than the previous trade which occurred at a different price; and (2) the seller must be able to borrow the stock so it can deliver the shares to the buyer. On the trade settlement date, the Fund's custodian delivers the borrowed stock to the buyer in exchange for the cash proceeds of the sale. In turn, the custodian delivers the cash to the security lender as a collateral deposit against the security loan. The lender invests the collateral and may rebate to the Fund a negotiated portion of the interest earned. The borrower of a security is responsible for making all payments to the lender on the shares sold short. Any dividends declared must be paid on the payment date.

     At all times when the Fund does not own, or have an unconditional right to receive, securities which are sold short, the Fund will maintain or segregate, collateral consisting of cash, cash equivalents (including repurchase agreements, government securities and shares in money market funds) or liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

   OPTIONS HEDGING

     The Fund may also purchase and write (i.e., sell) put and call options as part of its investment strategy to attempt to hedge the Fund's investments. A put option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option. A call option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to purchase the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option.

     The Fund engages in options hedging in an attempt to limit or cushion downside risk. Hedging seeks to preserve portfolio capital value by offsetting declines in the value of one investment by investing in another instrument whose price is inversely related to the price of the first investment. Thus, although options hedging may limit the profits when the price of the underlying security moves in the direction anticipated by the Fund, it may also reduce the risks of both short-selling and taking long positions in certain transactions. It may also generate income.

     The market price of a put option will normally vary inversely with the market price of the underlying security. Consequently, by purchasing put options on target company securities it may be possible for the Fund to partially offset any decline in the market value of certain of the equity positions held by the Fund. Also, as part of its investment strategy involving merger transactions, the Fund may write (i.e., sell) uncovered put options. The Fund may also purchase and sell covered put and call options to reduce the risks associated with individual investments and to increase total investment return.

   LEVERAGE THROUGH BORROWING

     The Fund may borrow from banks to increase its portfolio holdings of securities. The Fund may also borrow money for temporary or emergency purposes. In addition, the use of certain derivative instruments, such as options, has the effect of leverage.

   TEMPORARY INVESTMENTS

     If the Adviser believes that conditions in the securities markets would make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may adopt a temporary defensive position. Depending upon the level of merger activity and other economic and market conditions, the Adviser may invest temporarily a substantial portion of the Fund's assets in cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States government, its agencies or instrumentalities, prime commercial paper and repurchase agreements for the above securities. The Adviser may also at any time invest some of the Fund's assets in these instruments to meet redemptions and recover operating expenses. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

RISKS

   GENERAL

     The principal risk associated with the Fund's investment strategy is that certain transactions in which the Fund invests are renegotiated, delayed or terminated, in which case losses may be realized. These losses may be magnified by the use of leverage or derivative instruments. Also, because the Fund's assets may be invested in a smaller number of issues, there may be a somewhat greater risk associated with an investment in the Fund than in a "diversified" investment company.

     The Adviser assesses and re-assesses the various risks involved in each transaction throughout the course of the transaction, which may exceed six to twelve months. In addition, new events that arise after an investment is made may dramatically alter the original analysis. Such events may include changes in the business of the target or acquiring company, changes within the industry of the target or acquiring company, changes in the financial markets (debt and equity), litigation, accounting irregularities, follow-on mergers and counter-offers. Such events often require the Adviser to react quickly and without the benefit of full disclosure by the parties involved. If the Adviser fails to do so, you may lose money by investing in the Fund.

   SHORT SALES AND OPTIONS HEDGING

     The Adviser believes that, when used for hedging purposes, short sales and options transactions should be viewed less as speculative strategies than as techniques to help protect the assets of the Fund against unfavorable market conditions that might otherwise adversely affect certain of its investments. Nonetheless, the Fund's use of options and short selling to reduce the risks associated with certain of its investments entails additional risks.

     The purpose of a short sale and various options techniques is to protect against a decline in the market value of the acquiring company's securities prior to the completion of the transaction. However, should the transaction be called off or otherwise not completed, the Fund may realize losses on both its long position in the target company's securities, its short position in the acquiring company's securities and options related to the acquiring and target company securities.

     The successful use by the Fund of short sales will be subject to the ability of the Adviser to correctly predict movements in the relevant market. The Fund therefore bears the risk that the Adviser will incorrectly predict future price directions. In addition, if the Fund sells a security short, and that security's price goes up, the Fund will have to satisfy the margin call by depositing additional cash or purchasing securities in the open market to cover the position. If the Fund is unable to do so, its short position may be closed out. There can be no assurance that the Fund will not incur significant losses in such a case.

     Options transactions involve special risks, including (1) possible imperfect correlation between the price movements of the option and the underlying security, (2) lack of assurance of a liquid secondary market for any given option at any particular time, and (3) possible price fluctuations, any of which may make it difficult or impossible to close a position when so desired. Fluctuations in the price of the security underlying an option produce changes in the price of the option that are significantly greater (expressed as a percentage of the investment in the option) than the corresponding change in price of the underlying security (expressed as a percentage of the investment in the underlying security). The increased magnitude of gain or loss relative to investment that is characteristic of options is similar in effect to the utilization of leverage. A decision as to whether, when and how to use options involves the exercise of skilled judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

   LEVERAGE THROUGH BORROWING

     The Fund may borrow from banks to increase its portfolio holdings of securities. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. Leverage will exaggerate any increase or decrease in the net asset value of the Fund's portfolio, and in that respect may be considered a speculative practice. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which may reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

     The Fund may also borrow money for temporary or emergency purposes.

MANAGEMENT

     Lipper & Company, L.L.C., located at 101 Park Avenue, New York, NY 10178, serves as the Fund's investment adviser.

     The Adviser is an affiliate of Lipper & Company, L.P., which serves as the Fund's distributor. Lipper & Company, L.P. is a privately owned investment management and investment banking firm founded in 1987. Lipper & Company, L.P. and its affiliates serve as the general partner and/or investment adviser to U.S. and non-U.S. private investment partnerships and as investment adviser to other series of The Lipper Funds.

     On March 26, 2002, the general partners of Lipper & Company, L.P.'s private investment partnerships invested primarily in hedged convertible securities informed investors that those partnerships were being liquidated in other than the normal course of operations as a result of the significant reduction in the valuation of those portfolios. The Securities and Exchange Commission is conducting an investigation of those partnerships, as well as Lipper & Company, L.P. and certain of its affiliates. These developments and related matters may have an adverse effect on Lipper & Company, L.P. and its affiliates, including the Adviser.

     On April 24, 2002, The Lipper Funds announced that it was closing the Lipper U.S. Equity Fund and Lipper Mergers Fund to new purchases and liquidating those series subject to shareholder approval. The Adviser also intends to recommend to The Lipper Funds' Board of Directors the reorganization of the Lipper High Income Bond Fund into a new series of the Neuberger Berman Income Funds, subject to shareholder approval and certain other conditions.

COMPENSATION

     The Fund pays the Adviser an annual fee computed daily and paid monthly at the annual rate of 1.35% of the Fund's average daily net assets. The Adviser may voluntarily waive for a period of time all or a portion of its management fee with respect to the Fund. For the period ending December 31, 2001, the Adviser waived all of its management fee.


ADVISER'S PRIOR PERFORMANCE

     Lipper & Company, L.P., an affiliate of the Adviser, serves as the investment adviser to several other portfolios ("Related Portfolios") that invest in merger transactions and that have investment objectives, policies, strategies, techniques and restrictions substantially similar, although not necessarily identical, to those of the Fund. Also, the same person serves as Portfolio Manager for the Fund and the Related Portfolios. As a mutual fund registered under the Investment Company Act, the Fund is subject to certain restrictions under the Act and the Internal Revenue Code to which the Related Portfolios have not been subject. Had the Related Portfolios been registered under the Act and subject to the provisions of the Act and the Code, their performance may have been adversely affected.

     The following bar chart reflects the annual net returns for a composite of these Related Portfolios, net of the fees charged by the Fund's Premier Shares:*

                    [GRAPHICAL REPRESENTATION OF DATA CHART]

                               ANNUAL NET RETURNS

    Nov. 1 through                                          Jan. 1 through
    Dec. 31, 1997#       1998        1999       2000        July 31, 2001%
    -------------        ----        ----       ----        --------------
        4.57%           11.32%       9.82%     14.78%           2.80%


     The following chart reflects the average annual total net returns for a composite of the Related Portfolios, net of the fees charged by the Fund's Premier Shares:+

                    [GRAPHICAL REPRESENTATION OF DATA CHART]

                                  Nov. 1, 1997
                                    through
                                 July 31, 2001
                                 -------------
                                     11.58%


     The related performance of Lipper & Company, L.P. is provided to reflect the experience of Lipper & Company in managing substantially similar accounts. The performance of the Related Portfolios does not represent the performance of the Fund, which has no history of operation, and is not necessarily an indication or guarantee of the Fund's future performance, which may be higher or lower.

----------

* Annual Net Returns for the composite are calculated from the audited financial statements of each Related Portfolio for the period ending December 31, 1997 and the fiscal years 1998 through 2000 and from the unaudited financial statements of each Related Portfolio for the period ending July 31, 2001.

# Reflects performance results for the period November 1, 1997 (commencement of investment operations) through December 31, 1997.

% Reflects performance results for the period January 1, 2001 through July 31, 2001.

+ Reflects average annual total net return for the period November 1, 1997 (commencement of investment operations) through July 31, 2001.

EXECUTIVE OFFICERS AND PORTFOLIO MANAGERS

     Mordechai Schnur is the Portfolio Manager of the Fund and is responsible for the day-to-day management of the Fund's portfolio. Set forth below is a biographical description of the Executive Officers of the Adviser and the Portfolio Manager of the Fund.

     Kenneth Lipper is the Chief Executive Officer, President and Managing Member of the Adviser and has been Chief Executive Officer and President of Lipper & Company and its affiliates since founding the firm in 1987. Prior to founding Lipper & Company, Mr. Lipper was a General Partner of Lehman Brothers Inc. from 1969 to 1975 and a General Partner and Managing Director of Salomon Brothers Inc. from 1976 to 1982. He served as Deputy Mayor of New York City from 1983 to 1985. Mr. Lipper is a Director and Chairman of the Audit Committee of CNH N.V., a member of the Federal Reserve Bank of New York's International Advisory Board, and a member of the Advisory Board of The Chase Manhattan Bank. He is a Trustee of the Sundance Institute and serves on the Harvard Executive Committee on University Resources. Mr. Lipper graduated from Columbia University and Harvard Law School and is a member of Phi Beta Kappa and the New York State Bar. Mr. Lipper wrote the novels Wall Street and City Hall, wrote and produced the film City Hall and produced the films The Winter Guest and The Last Days, for which he received an Academy Award for best feature length documentary film. Mr. Lipper is co-publisher of Penguin Lives, the Lipper/Viking series of short biographies of famous cultural figures by celebrated authors, and is also the co-publisher of the Lipper/Norton scientific series on great discoverers and their discoveries.

     Abraham Biderman is an Executive Vice President of the Adviser and Lipper & Company. Mr. Biderman is also Co-Manager of Lipper Convertibles, L.P., an investment limited partnership and an affiliate of the Adviser. Mr. Biderman joined Lipper & Company in 1990. He was the Commissioner of the New York City Department of Housing, Preservation and Development from 1988 to 1989, and in that capacity was responsible for the largest housing development project in the United States at that time. He was the Commissioner of the New York City Department of Finance from 1986 to 1988, responsible for the collection of over $20 billion per year in tax and other revenues. Mr. Biderman also served as a Special Advisor to former Mayor Edward I. Koch from 1985 to 1987 and was an Assistant to then-Deputy Mayor Kenneth Lipper from 1983 to 1985.

     Steven Finkel is an Executive Vice President of the Adviser and Lipper & Company. Mr. Finkel, a certified public accountant, is responsible for the accounting and tax aspects of Lipper & Company and its affiliates. Prior to joining Lipper & Company in 1987, Mr. Finkel was a tax partner with the certified public accounting firm of Oppenheim, Appel, Dixon & Co., with whom he was affiliated for 15 years, serving as the tax partner in charge of various securities industry clients.

     Mordechai Schnur is the Portfolio Manager of the Fund. He has been a financial analyst for Lipper & Company's merger arbitrage portfolios since their formation in 1997. He has also worked as a financial analyst with Lipper & Company's convertible arbitrage team. Mr. Schnur holds a B.A. (cum laude) from Yeshiva University.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

     The price of each share is based on the net asset value of each class. The Fund's net asset value is the value of its assets minus its liabilities. Expenses attributable solely to a particular class will be borne exclusively by that class. The net asset value per share of each class of shares of the Fund is calculated every day the New York Stock Exchange is open.

     The Fund determines the net asset value per share of each class as of the close of regular trading on the NYSE, generally 4:00 p.m., New York time, on days the NYSE is open. The Fund computes the net asset value per share by dividing the value of the net assets of each class by the total number of shares of that class outstanding. In calculating the net assets of each class, the Fund values securities traded on an exchange on the basis of the last sale price occurring prior to the close of regular trading on the NYSE (currently 4:00 p.m., New York time) or, in the absence of a sale, at the mean between the closing bid and asked prices, if available. The Fund values equity securities traded on the NASDAQ National Market for which no sales prices are available and over-the-counter securities on the basis of the bid prices at the close of business on each day. If market quotations for those securities are not readily available, the Fund values such securities at fair value. Fair value is determined in accordance with procedures approved by the Board of Directors. The Fund values fixed income securities on the basis of valuations provided by brokers and/or a pricing service, quotations from dealers and prices of comparable securities. The Fund may value short-term investments that mature within 60 days at amortized cost if it reflects the fair value of those investments.

PURCHASING FUND SHARES


     The Fund will not accept new purchases and intends to liquidate.




REDEEMING FUND SHARES

     You may redeem shares of the Fund at any time in one of the following ways:

METHOD OF REDEMPTION          WHAT YOU NEED TO DO
--------------------          -------------------

Through the Distributor       Call the Distributor at 1-800-LIPPER9 or your
or a Participating Dealer     participating dealer.

By Telephone                  Provided that you established the telephone
                              privilege when you completed your account application, you may call the Transfer Agent at 1-800-LIPPER9 and request that the Transfer Agent send you the redemption proceeds or wire the funds to your account. The Transfer Agent must employ reasonable procedures, such as a form of personal identification, to confirm that the instructions are genuine. If the Transfer Agent does not follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.
                              Neither The Lipper Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

By Mail Mail the Transfer Agent a letter at the address specified under "Initial Purchase by Mail" requesting a redemption. The letter should include
                              (1) name of the account, social security or tax I.D. number, account address and account number,
                              (2) name of the Fund from which you wish to redeem, (3) number of shares or amount you wish to redeem, and (4) signature of each owner of the account.

OTHER REDEMPTION INFORMATION

     If the Fund receives your redemption request in proper form (which includes all of the information set forth above) prior to the close of regular trading on the NYSE, generally 4:00 p.m., New York time, on days the NYSE is open, it will redeem your shares at that day's net asset value. If not, the Fund will redeem your shares based on the next business day's net asset value. The proceeds paid to you upon redemption may be more or less than the amount you originally invested depending upon the net asset value of the shares being redeemed at the time of redemption. If you hold shares in more than one class of the Fund, you must specify in your redemption request the class of shares being redeemed. If you do not specify which class you want redeemed, or if you own fewer shares of a class than specified, the Transfer Agent will delay your request until it receives further instructions from you, the Distributor or a participating dealer.

     The Fund normally transmits redemption proceeds for credit to your account at the Distributor or a participating dealer at no charge within seven days after it receives your redemption request. Generally, the Fund will not invest these funds for your benefit without specific instruction, and the Distributor will benefit from the use of temporarily uninvested funds before these funds are credited to your account. If you pay for your shares by personal check, you will be credited with the proceeds of a redemption of those shares only after the check has been collected, which may take up to 15 days from the purchase date. If you anticipate the need for more immediate access to your investment, you should purchase shares with Federal Funds, by bank wire or with a certified or cashier's check. Please do not sent cash.

     If, due to redemptions, market value depreciation, or a combination thereof, your account falls below the minimum investment balances set forth above, the Fund may redeem your account upon 60 days' notice. However, the Fund will give you at least 30 days from the date of such notification in which to increase your account balance to more than the required minimum account balance. Group Retirement Plan Shareholders are not subject to this minimum. If the Fund redeems your shares, you may reinvest in any class of shares of the Fund at a later date provided that you meet any eligibility requirements with respect to investing in the Fund at that time.

     The Fund imposes a 1.00% fee (short-term trading fee) on Fund shares redeemed 30 days or less from the date of purchase. The fee is based on the shares' net asset value at redemption and deducted from the redemption proceeds. The fee is paid to the Fund to offset costs associated with short-term shareholder trading. It does not apply to shares acquired through reinvestment of distributions. So as not to penalize long-term investors, and for purposes of computing the short-term trading fee, any shares bought through reinvestment of distributions will be redeemed first without charging the fee, followed by the shares held for the longest period of time. The Fund reserves the right to waive this redemption fee at any time in its sole discretion.

     Certain participating dealers may charge you fees in connection with redeeming your shares.

     The Fund may suspend your right to redeem your shares or postpone the date of payment for any period during which trading on the NYSE is closed (other than customary weekend and holiday closings) or restricted. The Fund may also suspend your right to redeem your shares or postpone the date of payment if an emergency exists for which the Fund cannot reasonably dispose of or value its securities or for such other periods as the Securities and Exchange Commission may permit.

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay your redemption proceeds in whole or in part by making an "in kind" distribution to you of readily marketable securities or other property held by the Fund, valued in the same manner as the Fund determines net asset value, in lieu of cash in conformity with applicable rules of the SEC. You may incur brokerage charges on the sale of such securities.


     You must provide the Transfer Agent with a "signature guarantee" if (1) you want your redemption proceeds sent to another person, (2) you want your redemption proceeds sent to an address other than your registered address, or
(3) you want your shares transferred to another person. A signature guarantee verifies your identity. You may obtain a signature guarantee from an "eligible guarantor institution" (including banks, brokers and dealers that are members of a clearing corporation or that maintain net capital of at least $100,000, credit unions authorized to issue signature guarantees, national securities exchanges, registered securities associations, clearing agencies and savings associations) that participates in a signature guarantee program. The signature guarantee must appear on (a) your written request for redemption or (b) a stock power that specifies the total number of shares and class of shares to be redeemed.


EXCHANGE PRIVILEGE


     You may exchange your shares of the Fund for shares of the Lipper Prime Europe Equity Fund and the Lipper High Income Bond Fund in one of the following ways:

METHOD OF EXCHANGE   WHAT YOU NEED TO DO
------------------   -------------------

By Telephone         Provided that you established the telephone privilege when you completed your account application, you may call the Transfer Agent at 1-800-LIPPER9 and provide (1) name of the account, social security or tax I.D. number, account address and account number, (2) name of the Fund and class of shares from which you wish to exchange, (3) number of shares or amount you wish to exchange, and (4) name of the Fund into which you wish to exchange. The Transfer Agent must employ reasonable procedures, such as a form of personal identification, to confirm that the instructions are genuine. If the Transfer Agent does not follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. Neither The Lipper
                     Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

By Mail Mail the Transfer Agent a letter at the address set forth under "Initial Purchase by Mail" requesting an exchange. The letter should include (1) name of the account, social security or tax I.D. number, account address and account number, (2) name of the Fund and class of shares from which you wish to exchange, (3) number of shares or amount you wish to exchange, and (4) name of the Fund into which you wish to exchange.

OTHER EXCHANGE INFORMATION

     You may exercise the exchange privilege if the shares of the Fund into which you wish to exchange are offered for sale in your state of residence and the purchase meets the minimum investment and other eligibility requirements of the Fund into which you are exchanging. To use the exchange privilege, you should consult the Distributor or your participating dealer to determine if it is available and whether any other conditions are imposed on its use.

     If you exercise the exchange privilege, The Lipper Funds will exchange your shares at the next determined net asset value. Except as described below, The Lipper Funds does not currently charge any fees directly in connection with exchanges, although it may charge shareholders a nominal fee upon at least 60 days' prior written notice.

     The Fund imposes a 1.00% fee (short-term trading fee) on Fund shares exchanged 30 days or less from the date of purchase. The fee is based on the shares' net asset value at the time of the exchange and is deducted from the amount exchanged. The fee is paid to the Fund to offset costs associated with short-term shareholder trading. It does not apply to shares acquired through reinvestment of distributions. So as not to penalize long-term investors, and for purposes of computing the short-term trading fee, any shares bought through reinvestment of distributions will be exchanged first without charging the fee, followed by the shares held for the longest period of time. The Fund reserves the right to waive this exchange fee at any time in it sole discretion.

     You must obtain and should carefully review a copy of current prospectus of the Fund into which you wish to exchange before making any exchange.

     The Lipper Funds may limit exchanges as to amounts or frequency, and may impose other restrictions to assure that exchanges do not disadvantage the Funds or their shareholders. If your shares are held in a broker "street name," you must contact your participating dealer to exchange such shares; you may not exchange such shares by mail or telephone. The Lipper Funds may reject any exchange request in whole or in part. The Lipper Funds may modify or terminate the exchange privilege at any time upon notice to shareholders.

     If you exchange shares of the Fund for shares of another Fund, the Internal Revenue Service treats such an exchange as a sale of the shares. Therefore, you may realize a taxable gain or loss upon an exchange.

TRANSFER OF REGISTRATION

     You may instruct the Transfer Agent to transfer the registration of your shares to another person by sending the Transfer Agent a letter at the address set forth above under "Initial Purchase by Mail." The letter should include (1) your name and account number, (2) the name of the Fund from which you wish to transfer your shares, (3) the number and class of shares you wish to transfer,
(4) the name of the person to whom you are transferring your shares, (5) original signatures of all account owners, (6) a signature guarantee, and (7) an account application from the person to whom you are transferring your shares.

DIVIDENDS AND DISTRIBUTIONS

     Shares of the Fund begin accruing dividends on the first business day following the day a purchase order is priced and continue to accrue dividends up to and including the day that such shares are redeemed. The Fund will automatically reinvest dividends and capital gains distributions on your shares in additional shares of the same class at the net asset value of that class at the time of reinvestment, unless you indicate on your application form that the Fund should pay dividends and capital gains distributions on shares in cash to your account.

     If you own Retail Shares, you will receive lower per share dividends than Premier Shareholders because of the additional expenses borne by Retail Shareholders under the Fund's Retail Distribution Plan.

     The Fund will distribute substantially all of its net investment income to shareholders annually. The Fund will distribute net capital gain, if any, with the last dividend for the calendar year. The Fund may pay additional distributions and dividends at other times if necessary to avoid federal income taxes.

     The Lipper Funds will send you an annual statement setting forth the amount of any dividends and distributions made to you during each year and their federal tax characterization.

TAXATION OF DISTRIBUTIONS

     Fund dividends and distributions are taxable to you as ordinary income or capital gain. Unless your Fund shares are in an IRA or other tax-advantaged account, you are required to pay taxes on dividends and distributions whether you receive them in cash or in the form of additional shares.

     Distributions paid out of the Fund's "net capital gain" will be taxed to you as long-term capital gain, regardless of how long you have owned shares. Dividends of net investment income will be taxed to you as ordinary income.

     You may want to avoid buying shares when the Fund is about to declare a dividend or distribution, because the dividend or distribution will be taxable to you even though it may actually represent a return of your capital.

     If you are a corporation, a significant portion of your ordinary income dividends may be eligible for the dividends received deduction.

     If you do not provide the Fund with your correct taxpayer identification number and any other required certifications, you may be subject to backup withholding of a portion of your dividends, distributions or redemption proceeds.

     Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Fund.

DISTRIBUTION ARRANGEMENTS

SALES LOADS

     The Lipper Funds does not charge investors any sales load for purchasing, selling or exchanging shares of the Fund (other than the short-term trading fee discussed above). Certain investment dealers, banks and financial services firms may charge you fees in connection with the purchase, sale or exchange of the Fund's shares.

RULE 12b-1 FEES

     The Board of Directors has adopted a Rule 12b-1 Retail Distribution Plan for the Fund's Retail Shares. Participating dealers may impose additional fees.

     Retail Shareholders pay Rule 12b-1 fee out of the net assets of that class of shares on an ongoing basis. As a result, if you purchase Retail Shares, over time the fees will increase the cost of your investment and may cost you more than paying other types of sales charges that may be associated with other mutual funds.

     Under the Retail Distribution Plan, Retail Shareholders pay the Distributor an annual fee of 0.25% of the value of the average daily net assets of the Fund's Retail Shares for distributing those shares. This fee may be more or less than the actual expenses the Distributor incurs. The Distributor may, in turn, pay one or more participating dealers all or a portion of this fee for selling the Fund's Retail Shares. The Retail Distribution Plan also provides that the Adviser may pay participating dealers out of its investment advisory fees, its past profits or any other source available to the Adviser. From time to time, the Distributor may defer or waive for a period of time its fees under the Retail Distribution Plan.

MULTIPLE CLASSES

     The Fund offers two classes of shares: Premier Shares and Retail Shares. If you invest more than $1 million in the Fund, you may purchase Premier Shares and will not pay any 12b-1 fees. All other investors may purchase Retail Shares and will have to pay the Distributor a 12b-1 fee at an annual rate of 0.25% of the value of the average daily net assets of the Fund's Retail Shares.

FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Fund's financial performance for the period of the Fund's operations.* Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned on an investment in the Fund (assuming you reinvested all dividends and distributions). PricewaterhouseCoopers LLP, the Fund's independent accountants, audited this information, and its report and the Fund's financial statements are included in the Fund's annual report, which is available upon request.

                                                                                    GROUP RETIREMENT
                                              PREMIER SHARES    RETAIL SHARES          PLAN SHARES
                                              --------------    -------------       ----------------
NET ASSET VALUE, BEGINNING OF PERIOD ...        $   10.00         $  10.00               $10.00
                                                ---------         --------               ------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Loss# .................             --+             (0.02)               (0.01)
  Net Realized and Unrealized Loss
    on Investments .....................            (0.07)           (0.06)               (0.06)
                                                ---------         --------               ------
        Total From Investment Operations            (0.07)           (0.08)               (0.07)
                                                ---------         --------               ------
NET ASSET VALUE, END OF PERIOD .........        $    9.93         $   9.92               $ 9.93
                                                =========         ========               ======

TOTAL RETURN& ..........................            (0.70)%          (0.80)%              (0.70)%
                                                =========         ========               ======

RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, End of Period (000's) ....        $   1,027         $    243               $  101
  Ratios After Expense Waiver and/or
    Reimbursement:
      Expenses to Average Net Assets ...             1.85%**          2.10%**              2.10%**
      Net Investment Income to Average
        Net Assets .....................            (0.14)%**        (0.34)%**            (0.34)%**
  Ratios Before Expense Waiver and/or
    Reimbursement:
      Expenses to Average Net Assets ...            32.60%**         20.90%**             26.72%**
      Net Investment Loss to Average
        Net Assets .....................           (30.89)%**       (19.14)%**           (24.96)%**
  Portfolio Turnover Rate ..............              287%             287%                 287%**

----------

 *   The Fund commenced investment operations on August 31, 2001.

 *   Amount represents less then $0.02 per share.

** All expenses have been annualized for purposes of these financial highlights. However, certain expenses would not necessarily vary whether incurred for full year or partial period.

# Voluntarily waived fees and reimbursed expenses affected net investment income per share in the amount of $0.58/share for Premier Shares, $0.82/share for Retail Shares and $0.69/share for the Group Retirement Plan Shares.

& Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the period ended December 31, 2001.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------



The Statement of Additional Information contains additional information about the Fund and is incorporated by reference into this Prospectus. The Fund's annual report to shareholders also contains additional information, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain free copies of the Statement of Additional Information, the Fund's annual report or the Prospectuses for any of The Lipper Funds, or to make shareholder inquiries or request other information about the Fund, call 1-800-LIPPER9, write the Fund's Distributor at the address listed below, send an electronic request to the following e-mail address: lipper.funds@lipper.com, or visit The Lipper Funds' Internet Site at http://www.lipper.com.

You can review and copy information about the Fund, including the Statement of Additional Information, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for more information on the operation of the SEC's Public Reference Room. You may also obtain reports and other information about the Fund from the EDGAR Database on the SEC's Internet site at http:// www.sec.gov or, upon payment of a duplicating fee, by sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

For further information
--------------------------------------------------------------------------------
       contact us at:          1-800-LIPPER9
       visit our web site:     www.lipper.com
       e-mail us at:           lipper.funds@lipper.com
       write us at:            The Lipper Funds, Inc.
                               101 Park Avenue
                               New York, NY 10178

INVESTMENT ADVISER:                       LIPPER & COMPANY, L.L.C.

ADMINISTRATOR AND
TRANSFER AGENT:                           ALPS MUTUAL FUNDS SERVICES, INC.

DISTRIBUTOR:                              LIPPER & COMPANY, L.P.

CUSTODIAN:                                CUSTODIAL TRUST COMPANY

LEGAL COUNSEL:                            SIMPSON THACHER & BARTLETT

INDEPENDENT ACCOUNTANTS:                  PRICEWATERHOUSECOOPERS LLP

BOARD OF DIRECTORS:                       KENNETH LIPPER
                                          --------------------------------------
                                          Chairman of the Board, Chief
                                          Officer and President
                                            The Lipper Funds, Inc.
                                          Chairman of the Board, Chief
                                          Executive Officer and President
                                            Lipper & Company

                                          ABRAHAM BIDERMAN
                                          --------------------------------------
                                          Executive Vice President
                                          Secretary and Treasurer
                                            The Lipper Funds, Inc.
                                          Executive Vice President
                                            Lipper & Company

                                          STANLEY BREZENOFF
                                          --------------------------------------
                                          Chief Executive Officer
                                            Maimonides Medical Center

                                          MARTIN MALTZ
                                          --------------------------------------
                                          Principal Scientist
                                            Xerox Corporation

                                          IRWIN RUSSELL
                                          --------------------------------------
                                          Attorney
                                            Law Offices of Irwin E. Russell
                                          Director Emeritus
                                            The Walt Disney Company

TICKER SYMBOLS:

     Premier Shares:                           LMFPX
     Retail Shares:                            LMFRX

Investment Company Act File No. 811-9108

The Lipper Funds(SM) and Lipper Mergers Fund(SM) are not affiliated with Lipper Inc., a Reuters company.

(C)2001, 2002 Lipper & Company, Inc. All rights reserved. LIPPER & COMPANY, THE LIPPER FUNDS and LIPPER MERGERS FUND are trademarks and/or service marks of Lipper & Company, Inc. Other Lipper & Company product or service names or logos referenced herein are trademarks, service marks or trade names of Lipper & Company, Inc.

                                                            THE LIPPER FUNDS(SM)

                         LIPPER HIGH INCOME BOND FUND(SM)
                            LIPPER U.S. EQUITY FUND(SM)
                        LIPPER PRIME EUROPE EQUITY FUND(SM)
                              LIPPER MERGERS FUND(SM)

                             The Lipper Funds, Inc.
                                 101 Park Avenue
                            New York, New York 10178

                                  1-800-LIPPER9
                              http://www.lipper.com
                             lipper.funds@lipper.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 30, 2002

     The Lipper Funds, Inc. is an open-end, management investment company that offers three diversified no-load portfolios -- the Lipper High Income Bond Fund, the Lipper U.S. Equity Fund and the Lipper Prime Europe Equity Fund -- and one non-diversified no-load portfolio -- the Lipper Mergers Fund.


     On April 24, 2002, The Lipper Funds announced that it was closing the Lipper U.S. Equity Fund series and Lipper Mergers Fund series to new purchases and liquidating those series as soon as possible and, subject to shareholder approval and certain other conditions, reorganizing the Lipper High Income Bond Fund series into a new series of the Neuberger Berman Income Funds.


     This Statement of Additional Information is not itself a prospectus and may be distributed only if it is preceded or accompanied by a prospectus. You should read this SAI in conjunction with the Funds' Prospectuses, and you should not make an investment in the Funds solely upon the information contained herein. This Statement of Additional Information is incorporated by reference in its entirety into each of the Prospectuses.

     The financial statements for the Funds for the year ended December 31, 2001, which appear in the Funds' 2001 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, the Funds' independent accountants, also appearing therein, were previously filed electronically with the Securities and Exchange Commission and are incorporated herein by reference.

     You may obtain copies of each of the Fund's Prospectuses and 2001 Annual Reports without charge by writing or calling the Company at the address and toll free telephone number set forth above, by accessing our Internet site at http://www.lipper.com or by sending us an electronic request at the following e-mail address: lipper.funds@lipper.com.

The Lipper Funds(SM), Lipper High Income Bond Fund(SM), Lipper U.S. Equity Fund(SM), Lipper Prime Europe Equity Fund(SM), Lipper Mergers Fund(SM) and Lipper & Company(SM) are not affiliated with Lipper Inc.

(C) 1995-2002 Lipper & Company, Inc. All rights reserved. LIPPER & COMPANY, THE LIPPER FUNDS, LIPPER HIGH INCOME BOND FUND, LIPPER U.S. EQUITY FUND, LIPPER PRIME EUROPE EQUITY FUND and LIPPER MERGERS FUND are trademarks and/or service marks of Lipper & Company, Inc. Other Lipper & Company product or service names or logos referenced herein are trademarks, service marks or trade names of Lipper & Company, Inc.

                                TABLE OF CONTENTS
                                                                            Page

The Company....................................................................1

Investment Objectives, Strategies and Risks....................................1
   Investment Objectives and Principal Investment Strategies...................1
   Additional Investments and Investment Strategies............................1
     Depositary Receipts.......................................................1
     Convertible Securities....................................................2
     Warrants..................................................................2
     Illiquid and Restricted Securities........................................3
     Preferred Stock...........................................................4
     Repurchase Agreements.....................................................4
     Zero Coupon Securities, Pay-in-Kind Bonds and Discount Obligations........4
     Index Securities..........................................................5
     Other Investment Funds....................................................5
     When-Issued and Delayed Delivery Securities...............................5
     U.S. Government Obligations...............................................6
     Bank Obligations..........................................................6
     Borrowing.................................................................6
     Loans of Fund Securities..................................................7
     Short Sales...............................................................7
     Hedging and Derivatives...................................................8
        General Characteristics of Options.....................................8
        Options on Securities Indices and Other Financial Indices.............10
        Options on Currencies.................................................11
        Forward Foreign Currency Exchange Contracts...........................11
        Combined Transactions.................................................11
        Options Hedging.......................................................11
        Use of Segregated and Other Special Accounts..........................12
   Investment Risks...........................................................12
     Non-U.S. Securities......................................................12
     Short Sales and Options Hedging..........................................13
     Derivatives..............................................................14
     Non-U.S. Derivatives.....................................................14
   Temporary Defensive Position...............................................15
   Turnover...................................................................15

Policies and Investment Limitations of the Funds..............................15


Management....................................................................18
   Management Information.....................................................18
     Interested Directors.....................................................19
     Independent Directors....................................................19
     Officers.................................................................20
   Board of Directors.........................................................20
   Committees.................................................................20

                                                                            Page


   Beneficial Ownership of the Company's Securities by Directors..............21
   Independent Directors......................................................21
   Compensation of the Directors and Officers.................................22
   Sales Loads................................................................23
   Codes of Ethics............................................................23

Control Persons and Principal Holders of Shares of the Funds..................23
   Control Persons............................................................23
   Principal Holders of Shares of the Funds...................................24
   Management Ownership of Shares of the Funds................................29

Investment Advisory and Other Services........................................29
   Investment Advisers........................................................29
   Investment Advisory Services and Compensation..............................30
   Approval of Investment Advisory Agreements.................................31
   Rule 12b-1 Plan............................................................31
   Administrator..............................................................32
   Custodian..................................................................33
   Transfer Agent.............................................................33

Distribution of the Funds.....................................................34
   Distribution of Securities.................................................34
   Compensation...............................................................34
   Other Payments.............................................................34
   Compensation to Dealers....................................................34

Brokerage Allocation and Other Practices......................................35
   Brokerage Transactions.....................................................35
   Brokerage Selection........................................................36

Capital Stock.................................................................37

Valuation of Shares...........................................................38

Additional Purchase, Redemption and Exchange Information......................39
   Purchase, Redemption and Exchange of Shares................................39
   Suspension of the Right of Redemption......................................39
   Redemption in Kind.........................................................39

Additional Information Concerning Taxation of the Funds.......................39

Performance Data..............................................................43
   Average Annual Total Return................................................43
   Aggregate Total Return.....................................................45
   Thirty Day Yield...........................................................46
   Other Information Concerning Performance Data..............................46

                                                                            Page
Independent Accountants.......................................................48

Counsel.......................................................................48

Financial Statements..........................................................48

Appendix: Description of Corporate Bond Ratings..............................A-1

                                   THE COMPANY

     The Lipper Funds, Inc. ("The Lipper Funds" or the "Company") was organized as a corporation under the laws of the State of Maryland on August 22, 1995. The Company is an open-end, management investment company that offers four portfolios: the Lipper High Income Bond Fund; the Lipper Prime Europe Equity Fund (formerly known as the "Prime Lipper Europe Equity Fund"); the Lipper U.S. Equity Fund; and the Lipper Mergers Fund (each, a "Fund" and collectively, the "Funds"). Lipper & Company, L.L.C. serves as the investment adviser to the Lipper High Income Bond Fund, the Lipper U.S. Equity Fund and the Lipper Mergers Fund. Prime Lipper Asset Management serves as the investment adviser to the Lipper Prime Europe Equity Fund. Other than the Lipper Mergers Fund, each Fund is diversified.


                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

     The investment objectives and principal investment strategies of each Fund are described in the Prospectuses.

     The Lipper High Income Bond Fund will invest at least 80% of its total assets under normal market conditions in U.S. intermediate-term, high yield corporate bonds rated at the time of investment "Baa1" to "B3" by Moody's Investors Service, Inc. or "BBB+" to "B-" by Standard & Poor's Corporation, or in comparable securities. The Fund may invest up to 20% of its total assets in preferred stock (including convertible preferred stock), warrants, convertible securities, common stock or other equity securities. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed income securities that include such securities or in connection with actual or proposed conversion or exchange of fixed income securities. However, the Fund may also purchase equity securities not associated with fixed income securities when, in the opinion of the Adviser, such purchase is appropriate.

     The Lipper U.S. Equity Fund will invest at least 80% of its total assets under normal market conditions in large capitalization U.S. common stocks.

     The Lipper Prime Europe Equity Fund will invest at least 80% of its total assets under normal market conditions in common stocks issued by medium and large capitalization European companies.

     The Lipper Mergers Fund expects to invest, under normal market conditions, in an investment strategy involving investments in connection with mergers, acquisitions, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.

ADDITIONAL INVESTMENTS AND INVESTMENT STRATEGIES

     In addition to the principal investment strategies set forth in the Prospectuses, the Funds may make investments in the securities, and engage in the investment strategies, set forth below.

   DEPOSITARY RECEIPTS

     The Funds may invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs) and other types of Depositary Receipts. Depositary Receipts evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation that have been deposited with a depository or custodian bank. Depositary Receipts may be issued in connection with an offering of securities by the issuer of the underlying securities or issued by a depository bank as a vehicle to promote investment and trading in the underlying securities. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of non-U.S. issuers held on deposit for use in the U.S. securities markets. GDRs, EDRs and other types of Depositary Receipts are typically issued by a U.S. bank or trust company and traded principally in the U.S. and other international markets. The Funds will treat Depositary Receipts as interests in the underlying securities for purposes of their investment policies. While Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted, they entail certain of the risks associated with investments in non-U.S. securities.

     Depositary Receipts that are not sponsored by the issuer of the underlying securities may not have unlimited voting rights. A purchaser of such unsponsored Depositary Receipts may not receive as much information about the issuer of the underlying security as with sponsored Depositary Receipts. Each Fund will limit its investment in such unsponsored Depositary Receipts to no more than 5% of the value of such Fund's net assets (at the time of investment).

   CONVERTIBLE SECURITIES

     The Funds may invest in convertible securities, including bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of equity securities (generally common stock) of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying security and therefore will also react to variations in the general market for equity securities. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         A unique feature of convertible securities is that as the market price of the underlying security declines, convertible securities tend to trade increasingly on a yield basis, and thus may not experience market value declines to the same extent as the underlying security. When the market price of the underlying security increases, the price of the convertible security tends to rise as a reflection of the value of the underlying security. Fixed income convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of current income because the issuer of fixed income convertible securities may default on its obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A fixed income convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature that enables the holder to benefit from increases in the market price of the underlying security. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

   WARRANTS

     The Funds may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date.

   ILLIQUID AND RESTRICTED SECURITIES

     Each Fund may invest up to 15% of its assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investments. Illiquid securities include securities with legal or contractual restrictions on resale, time deposits, repurchase agreements having maturities longer than seven days and securities that do not have readily available market quotations and may involve the risk that a Fund may be unable to sell such a security at the desired time. The price at which a Fund values these securities could be less than that originally paid by the Fund or less than that which may be considered the fair value of the securities. In addition, each Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter. These factors may have an adverse effect on a Fund's ability to dispose of particular securities and may limit a Fund's ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value and to sell securities at fair value. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.

     Each Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act. Rule 144A securities generally must be sold to other qualified institutional buyers. Rule 144A allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Advisers anticipate that the market for certain restricted securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-U.S. issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     The Advisers will monitor the liquidity of restricted and other illiquid securities under the supervision of the Company's Board of Directors. In reaching liquidity decisions with respect to Rule 144A securities, the Advisers will consider, among others, the following factors: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for a Rule 144A security; (3) the number of dealers wishing to purchase or sell the Rule 144A security and the number of other potential purchasers; (4) dealer undertakings to make a market in the Rule 144A security; (5) the trading markets for the Rule 144A security; and (6) the nature of the Rule 144A security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A security, the method of soliciting offers and the mechanics of the transfer).

     The Funds may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by
Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Funds who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors such as the Funds through, or with the assistance of, the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity.

     If a particular investment in Rule 144A securities, Section 4(2) paper or private placement securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities.

   PREFERRED STOCK

     The Funds may invest in preferred stocks. Generally, preferred stocks are non-voting shares of a corporation that pay a fixed or variable stream of dividends. Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is subordinate to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

   REPURCHASE AGREEMENTS

     The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The Funds will enter into repurchase agreements to generate additional income. The repurchase price under the repurchase agreements generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term interest rates (that may be more or less than the interest rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Company's custodian, sub-custodian or in the Federal Reserve/Treasury book-entry system. Each Fund will enter into repurchase agreements only with counterparties determined to be creditworthy by the Advisers. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

   ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS

     The Lipper High Income Bond Fund may invest in zero coupon securities and pay-in-kind bonds. In addition, each Fund may acquire certain debt securities at a discount. These discount obligations involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, consisting of the amortization of the discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities, sold at substantial discounts from their maturity value, provide for the commencement of regular interest payments at a deferred date. The Lipper High Income Bond Fund may also purchase pay-in-kind bonds, which pay all or a portion of their interest in the form of additional debt or equity securities.

     Zero coupon securities, pay-in-kind bonds and discount obligations tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and discount obligations appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Under current federal income tax law, the Lipper High Income Bond Fund is required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Lipper High Income Bond Fund will elect similar treatment for any market discount with respect to discount obligations. Accordingly, the Lipper High Income Bond Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements.

   INDEX SECURITIES

     The Lipper U.S. Equity Fund may invest in various securities that are intended to track broad-based U.S. market Indices, including Standard & Poor's Depositary Receipts (SPDRs), Diamonds and NASDAQ-100 Shares. SPDRs represent units in a trust that holds a portfolio of common stocks that closely tracks the price, performance and dividend yield of the S&P 500 Index. SPDRs also entitle holders to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying portfolio. Diamonds represent units in an investment trust that holds the 30 component stocks comprising the Dow Jones Industrial Average (DJIA) and are designed to track the performance of the DJIA. Diamonds pay monthly dividends that correspond to the dividend yields of the DJIA component stocks. NASDAQ-100 Shares represent ownership in the NASDAQ-100 Trust, a unit investment trust that accumulates and holds a portfolio of equity securities that track the NASDAQ-100 Index. NASDAQ-100 Shares are designed to track the performance and dividend yield of the NASDAQ-100 Index. SPDRs and Diamonds are listed on the American Stock Exchange. NASDAQ-100 Shares are listed on the NASDAQ Stock Market.

     The Lipper Prime Europe Equity Fund may invest in various securities that track broad-based European market Indices.

   OTHER INVESTMENT FUNDS

     Each Fund may invest in the securities of other investment funds to the extent permitted by the Investment Company Act of 1940, as amended (the "Investment Company Act"). Under the Investment Company Act, each Fund as a general rule may invest up to 10% of its total assets in shares of other investment funds and up to 5% of its total assets in any one investment fund, provided that the investment does not represent more than 3% of the voting stock of the acquired investment fund. By investing in another investment fund, a Fund bears a ratable share of the other investment fund's expenses, as well as continuing to bear the Fund's advisory and administrative fees with respect to the amount of the investment. In addition, each Fund may, in the future, seek to achieve its investment objective through the adoption of a "master-feeder" structure pursuant to which a Fund would invest all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

   WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     Each Fund may purchase securities on a "when-issued" or delayed delivery basis. When-issued and delayed delivery securities are securities purchased for delivery beyond the normal settlement date at a stated price. A Fund will generally not pay for such securities or start earning income on them until they are received. Fixed income securities purchased on a when-issued or delayed delivery basis are recorded as an asset and are subject to changes in value based, among other factors, upon changes in the general level of interest rates. A Fund will make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.


     When a Fund agrees to purchase when-issued or delayed delivery securities, Custodial Trust Company, The Lipper Funds' custodian (the "Custodian"), will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the

Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed delivery transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

   U.S. GOVERNMENT OBLIGATIONS

     Each Fund may hold certain types of U.S. government securities, including U.S. Treasury Bills, the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal Farm Credit Banks, Maritime Administration, Resolution Trust Corporation, Tennessee Valley Authority and the U.S. Postal Service.

   BANK OBLIGATIONS

     Each Fund may invest in bank obligations, including negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

   BORROWING

     Each Fund may borrow only from banks or by entering into reverse repurchase agreements. The Investment Company Act requires each Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows a Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes) equal to as much as 50% of the value of its net assets

(not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. Bank borrowings may be from U.S. or foreign banks and may be secured or unsecured.

     Each Fund may also borrow by entering into reverse repurchase agreements, pursuant to which it would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date and price. Each Fund may also enter into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase such securities. Each Fund will enter into reverse repurchase agreements only with counterparties determined to be creditworthy by its Adviser.

   LOANS OF FUND SECURITIES

     Each Fund may lend securities from its portfolio to brokers, dealers and other financial organizations in order to generate additional income. There is no limitation on the amount of securities that a Fund may loan. The Funds may not lend their portfolio securities to their Advisers or their affiliates without specific authorization from the Securities and Exchange Commission. The Funds may lend portfolio securities consisting of cash or securities that are consistent with their permitted investments, against collateral that is equal at all times to at least 100% of the value of the securities loaned. Loans of portfolio securities by a Fund will be collateralized by cash, letters of credit or securities that are consistent with its permitted investments, that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the Funds may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, that is unaffiliated with the Funds or the Advisers, and that is acting as a "finder." With respect to loans by a Fund of its portfolio securities, such Fund would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by a Fund in connection with such loans would be invested in securities in which such Fund is permitted to invest. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisers to be of good standing and only when, in the judgment of the Advisers, the income to be earned from the loans justifies the attendant risks.

   SHORT SALES

     The Funds may make short sales of securities "against the box." A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. In a short sale "against the box," at the time of sale a Fund owns or has the immediate and unconditional right to acquire the identical security. Short sales against the box are a form of hedging to offset potential declines in long positions in similar securities.

     In addition, the Funds (especially the Lipper Mergers Fund) may employ various hedging techniques, including short selling, in an effort to reduce the risks associated with certain of its investments. A short sale is the sale of a security not owned by the seller. For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the Fund may purchase common stock of the target company and, at approximately the same time, sell short an equivalent amount of the acquiring company's common stock and/or other securities. Typically, such short sale will be made with the intention of later closing out (i.e., covering) the short position with the securities of the acquiring company received upon consummation of the acquisition. In such case, the purpose of the short sale is to protect against a decline in the market value of the acquiring company's securities prior to the acquisition's completion. However, should the acquisition be called off or otherwise not completed, the Fund may realize losses on both its long position in the target company's shares and its short position in the acquiring company's securities. A short position may also be employed when the Adviser believes a transaction will break up, seeking to profit from a decline in the target company's share price.

     There are two requirements for a short sale: (1) for listed securities, the sale must be executed on an uptick, a price which is higher than the previous trade which occurred at a different price; and (2) the seller must be able to borrow the stock so it can deliver the shares to the buyer. On the trade settlement date, the Fund's custodian delivers the borrowed stock to the buyer in exchange for the cash proceeds of the sale. In turn, the custodian delivers the cash to the security lender as a collateral deposit against the security loan. The lender invests the collateral and may rebate to the Fund a negotiated portion of the interest earned. The borrower of a security is responsible for making all payments to the lender on the shares sold short. Any dividends declared must be paid on the payment date.

     At all times when a Fund does not own, or have an unconditional right to receive, securities which are sold short, such Fund will maintain or segregate, collateral consisting of cash, cash equivalents (including repurchase agreements, government securities and shares in money market funds) or liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

   HEDGING AND DERIVATIVES

     Each Fund is authorized to use various hedging and investment strategies to hedge market risks (such as broad or specific market movements and interest rates, or other factors relevant to the Fund's investments, such as rates of inflation), to manage the effective maturity or duration of debt instruments held by a Fund, or to seek to increase the Fund's income or gain. The Funds will not be obligated, however, to use any Derivatives (as defined below) and make no representations as to the availability or use of these techniques at this time or at any time in the future. "Derivatives," as used herein, refers to the purchase and sale (or writing) of exchange listed and over-the-counter put and call options on securities, securities Indices, currencies and other financial instruments, and entering into currency forward contracts. Over time, techniques and instruments may change as new instruments and strategies are developed or regulatory changes occur. The Funds will not engage in transactions in futures or options on futures.

     Derivatives may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased by a Fund resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to establish a position in the Derivatives markets as a substitute for purchasing or selling particular securities or to seek to enhance a Fund's income or gain. Each Fund may use any or all types of Derivatives at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Derivative will be a function of numerous variables, including market conditions. The ability of the Funds to utilize Derivatives successfully will depend on the Advisers' ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select securities. The use of Derivatives in certain circumstances will require a Fund to segregate cash or other liquid assets to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument.

     Set forth below is a detailed discussion of Derivatives that may be used by the Advisers on behalf of the Funds.

     GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving such Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, index or other instrument might be intended to protect such Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary, such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the Options Clearing Corporation as an example, but is also applicable to other similar financial intermediaries.

     OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

     Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other "counterparties" through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, that generally have standardized terms and performance mechanics, all of the terms of an over-the-counter option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use over-the-counter options will generally only enter into over-the-counter options that have cash settlement provisions, although it will not be required to do so.

     Unless the parties provide for it, no central clearing or guarantee function is involved in an over-the-counter option. As a result, if a counterparty fails to make or take delivery of the security or other instrument underlying an over-the-counter option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, such Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, a Fund's Adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the over-the-counter option will be met. A Fund will enter into over-the-counter option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that its Adviser deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, over-the-counter options purchased by a Fund and the amount of such Fund's obligation pursuant to an over-the-counter option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

     If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by such Fund or will increase such Fund's income. Similarly, the sale of put options can also provide gains.

     A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities Indices. All calls sold by a Fund must be "covered" (that is, the Fund must own the securities subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund will expose such Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

     Each Fund reserves the right to purchase or sell options on instruments and Indices that may be developed in the future to the extent consistent with applicable law, such Fund's investment objective and the restrictions set forth herein.

     Each Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities Indices. A Fund will not sell put options if, as a result, more than 50% of such Fund's assets would be required to be segregated to cover its potential obligations under put options. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

     OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. Each Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, a Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an over-the-counter option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     OPTIONS ON CURRENCIES. Each Fund may purchase and sell put and call options on foreign currencies for the purposes of protecting against declines in the U.S. dollar value of non-U.S. portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of non-U.S. securities to be acquired. Each Fund may use options on currency to cross-hedge, which involves writing or purchasing options of one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of options transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transactions costs. In addition, a Fund may purchase call or put options on a currency for non-hedging purposes when its Adviser anticipates that the currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities. Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Investment Risks."

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Fund may enter into forward foreign currency exchange contracts that provide for the purchase or sale of an amount of a specified currency at a future date. Forward contracts may be used to (1) protect against fluctuations in the value of a foreign currency against the U.S. dollar between the trade date and settlement date when a Fund purchases or sells securities, (2) lock in the U.S. dollar value of dividends declared on securities held by a Fund, and (3) generally protect the U.S. dollar value of securities held by a Fund against exchange rate fluctuation.

     COMBINED TRANSACTIONS. A Fund may enter into multiple transactions, including multiple options transactions, multiple interest rate transactions and any combination of options and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of its Adviser, it is in the best interests of such Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on its Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of such Fund's management objective.

     OPTIONS HEDGING. A Fund may also use put and call options to attempt to hedge its investments. A put option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option. A call option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to purchase the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option. The market price of a put option will normally vary inversely with the market price of the underlying security. Consequently, by purchasing put options on securities, it may be possible for a Fund to partially offset any decline in the market value of certain of the equity positions it holds. Also, in connection with the Lipper Mergers Fund's investment strategy involving a pending corporate reorganization, the Lipper Mergers Fund may write (i.e., sell) uncovered put options. The Funds may also purchase and sell call options to reduce the risks associated with individual investments and to increase total investment return.

     USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Use of many Derivatives by a Fund will require, among other things, that such Fund segregate cash or other assets with the Custodian, or a designated sub-custodian, to the extent such Fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or other assets at least equal to the current amount of the obligation must be segregated with the Custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require such Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require such Fund to own portfolio securities that correlate with the index or to segregate assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require such Fund to segregate assets equal to the exercise price.

     Over-the-counter options entered into by a Fund, including those on securities, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although such Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by such Fund other than those described above generally settle with physical delivery, and such Fund will segregate an amount of assets equal to the full value of the option. Over-the-counter options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

     Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by such Fund. Moreover, instead of segregating assets if it holds a forward contract, a Fund could purchase a put option on the same forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

INVESTMENT RISKS

     The principal risks of investing in each Fund is described in the Fund's Prospectus. Each Fund may also be subject to the additional investment risks set forth below.

   NON-U.S. SECURITIES

     The Lipper Prime Europe Equity Fund will, and the Lipper High Income Bond Fund, Lipper U.S. Equity Fund and Lipper Mergers Fund may from time to time, invest in securities of non-U.S. corporate and government issuers. The Lipper U.S. Equity Fund may invest up to 15% of its total assets in Depositary Receipts and equity securities issued by non-U.S. issuers. The Lipper High Income Bond Fund may invest up to 15% of its total assets in non-U.S. dollar-denominated securities. Securities of non-U.S. issuers may trade in U.S. or non-U.S. securities markets. Securities of non-U.S. issuers involve certain considerations and risks not typically associated with investing in securities of U.S. companies or the U.S. Government, including uncertainties regarding future social, political and economic developments, the possible imposition of foreign withholding taxes on dividend income payable on securities held by a Fund, the possible seizure or nationalization of non-U.S. assets and the possible establishment of non-U.S. government laws or restrictions that might adversely affect the payment of interest on equity securities held by a Fund. Because a Fund may invest in the securities of non-U.S. issuers denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in that Fund's net asset value and any net investment income and capital gains to be distributed in U.S.

dollars to shareholders of that Fund. Non-U.S. securities markets may have substantially less volume and may be smaller, less liquid and subject to greater price volatility than U.S. markets. Delays or problems with settlement in non-U.S. markets could affect the liquidity of a Fund's foreign investments and adversely affect performance. Investment in non-U.S. securities also may result in higher brokerage and other costs and the imposition of transfer taxes or transaction charges. Investment by a Fund in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain issuers or countries and may increase the costs and expenses of a Fund. In addition, the repatriation of both investment income and capital from some countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund. A Fund could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. In addition, there may be less publicly available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. Finally, in the event of a default in any such non-U.S. obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such securities.

     On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" that is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the Euro, it is possible that it could increase volatility in financial markets worldwide and adversely affect the value of a Fund's shares.

   SHORT SALES AND OPTIONS HEDGING

     A Fund's use of options and short selling to reduce the risks associated with certain of its investments entails additional risks. A Fund engages in options hedging in an attempt to limit or cushion downside risk. Hedging seeks to preserve portfolio capital value by offsetting declines in the value of one investment by investing in another instrument whose price is inversely related to the price of the first investment. Thus, although options hedging may limit the profits when the price of the underlying security moves in the direction anticipated by the Fund, it may also reduce the risks of both short-selling and taking long positions in certain transactions. It may also generate income.

     For example, the purpose of the Lipper Mergers Fund's use of a short sale and various options techniques is to protect against a decline in the market value of the acquiring company's securities prior to the completion of the transaction. However, should the transaction be called off or otherwise not completed, the Lipper Mergers Fund may realize losses on both its long position in the target company's securities and its short position in the acquiring company's securities. Notwithstanding, the Lipper Mergers Fund's Adviser believe that, when used for hedging purposes, short sales and options transactions should be viewed less as speculative strategies than as techniques to help protect the assets of the Lipper Mergers Fund against unfavorable market conditions that might otherwise adversely affect certain of its investments. Nonetheless, options transactions involve special risks including (1) possible imperfect correlation between the price movements of the option and the underlying security and (2) lack of assurance of a liquid secondary market for any given option at any particular time and possible price fluctuation limits, either of which may make it difficult or impossible to close a position when so desired.

     At all times when a Fund does not own, or have an unconditional right to receive, securities which are sold short, such Fund will maintain, or segregate, collateral consisting of cash, cash equivalents or liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

     Fluctuations in the price of the security underlying an option produce changes in the price of the option that are significantly greater (expressed as a percentage of the investment in the option) than the corresponding change in price of the underlying security (expressed as a percentage of the investment in the underlying security). The increased magnitude of gain or loss relative to investment that is characteristic of options is similar in effect to the utilization of leverage.

   DERIVATIVES

     Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Advisers' views as to certain market movements is incorrect, the risk that the use of Derivatives could result in greater losses than if they had not been used. Use of put and call options could result in losses to a Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security they might otherwise not purchase or sell. The use of currency transactions could result in a Fund's incurring losses as a result of the imposition of exchange controls or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. Losses resulting from the use of Derivatives will reduce a Fund's net asset value, and possibly income, and the losses may be greater than if Derivatives had not been used.

     The use of options transactions entails certain special risks. In particular, options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position.

     Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. Currency exchange rates may fluctuate based on factors extrinsic to the issuing countries' economies.

     Losses resulting from the use of Derivatives will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

   NON-U.S. DERIVATIVES

     When conducted outside the United States, Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities and other instruments. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

TEMPORARY DEFENSIVE POSITION

     For temporary defensive purposes, a Fund may invest up to all of a its assets in cash and/or high quality short-term U.S. debt instruments. A Fund may also at any time invest some of its assets in these instruments to meet redemptions and to cover operating expenses. If an Adviser takes a temporary defensive position, a Fund may not achieve its investment objective.

TURNOVER

     The portfolio turnover rate of a Fund is calculated by dividing the lesser of sales or purchases of portfolio securities for any given year by the average monthly value of the Fund's portfolio securities for that year. For purposes of this calculation, no regard is given to securities having a maturity or expiration date at the time of acquisition of one year or less. Portfolio turnover directly affects the amount of transaction costs that are borne by each Fund. Higher portfolio turnover results in the incurrence of higher transaction costs.

     The "Financial Highlights" section of each Fund's Prospectus (other than the Prospectus for the Lipper Mergers Fund) sets forth the portfolio turnover rates for the respective Fund. The Funds have not experienced any significant variation in their portfolio turnover rates over the two most recently completed fiscal years. Nor do the Funds anticipate any variation in their portfolio turnover rates in the fiscal year ending December 31, 2002, from the reported portfolio turnover rates for the fiscal year ended December 31, 2001.


                POLICIES AND INVESTMENT LIMITATIONS OF THE FUNDS

     Policies numbered 1 through 8 below are fundamental policies and may not be changed with respect to a Fund without a vote of that Fund's shareholders. Each Fund's investment objectives (as set forth in the Fund's Prospectus) and policies numbered 9 through 12 below may be changed by the Company's Board of Directors without shareholder approval at any time.

     1. Except for the Lipper Mergers Fund, a Fund may not purchase the securities of any one issuer if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation and provided that there is no limitation with respect to investments in U.S. Government Securities, and provided further that a Fund may invest all or substantially all of its assets in another regulated investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to such Fund.

     2. A Fund may not borrow money, except that each Fund may borrow money from banks or enter into reverse repurchase agreements, in each case for temporary or emergency purposes only (not for leveraging or investment), in aggregate amounts not exceeding 33 1/3% of the value of its total assets at the time of such borrowing. For purposes of the foregoing investment limitation, the term "total assets" shall be calculated after giving effect to the net proceeds of any borrowings and reduced by any liabilities and indebtedness other than such borrowings. Additional investments will not be made by a Fund when borrowings exceed 5% of its total assets.

     3. A Fund may not issue senior securities, except as permitted under the Investment Company Act.

     4. A Fund may not purchase any securities that would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that there is no limitation with respect to investments in U.S. Government Securities, and provided further, that a Fund may invest all or substantially all of its assets in another regulated investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to such Fund. In such circumstances, the Fund would invest all or substantially all of its assets in another regulated investment company in connection with the adoption by The Lipper Funds of a "master-feeder" structure.

     5. A Fund may not make loans, except that it may purchase or hold debt instruments in accordance with its investment objective and policies, may lend its portfolio securities as described in its Prospectus and may enter into repurchase agreements with respect to portfolio securities.

     6. A Fund may not act as an underwriter of securities, except insofar as it may be deemed an underwriter under applicable securities laws in selling portfolio securities.

     7. A Fund may not purchase or sell real estate or real estate limited partnerships, provided that it may purchase securities of issuers that invest in real estate or interests therein.

     8. A Fund may not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investment in securities or other instruments backed by or indexed to, or representing interests in, physical commodities or investing or trading in Derivatives), or invest in oil, gas or mineral exploration or development programs or in mineral leases.

     9. A Fund may not invest more than 15% of the value of its assets in securities that are illiquid, provided, however, that a Fund may invest all or substantially all of its assets in another regulated investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to such Fund.

    10. A Fund may not purchase securities on margin, make short sales of securities or maintain a short position, except (a) that a Fund may make short sales "against the box", (b) in connection with Derivatives, and (c) that a Fund may make short sales or maintain a short position in accordance with its investment policies as set forth in each Fund's Prospectus and this Statement of Additional Information. At all times when a Fund does not own, or have an unconditional right to receive, securities which are sold short, such Fund will maintain, or segregate, collateral consisting of cash, cash equivalents (including repurchase agreements, government securities and shares in money market funds) or liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

    11. A Fund may not write or sell puts, calls, straddles, spreads or combinations thereof except (a) in connection with Derivatives and (b) in accordance with its investment policies as set forth in each Fund's Prospectus and this Statement of Additional Information. At all times when a Fund does not own, or have an unconditional right to receive, securities that are subject to a written (or sold) put option, such Fund will maintain, or segregate, collateral consisting of cash, cash equivalents (including repurchase agreements, government securities and shares in money market funds) or liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

    12. A Fund may not purchase securities of other investment companies except as permitted under the Investment Company Act or in connection with a merger, consolidation, acquisition or reorganization.

     The percentage limitations set forth above apply at the time a transaction is effected. Subsequent changes in a percentage resulting from market fluctuations or any other cause other than a direct action by a Fund will not require the Fund to dispose of its securities or to take other action to satisfy the percentage limitation. Thus, if a percentage restriction set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation. However, with respect to investment restriction 2 above, to the extent that asset coverage with respect to borrowings falls at any time below 300%, then the Fund will within three business days or such longer period as the SEC may prescribe, reduce the amount of borrowings so that asset coverage shall be at least 300%.

     Each Fund may, in the future, seek to achieve its investment objective by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to a Fund. In such event, the Fund's investment advisory agreement would be terminated since the investment management would be performed by or on behalf of such other investment company.


                                   MANAGEMENT

MANAGEMENT INFORMATION

     Information regarding the directors and officers of The Lipper Funds is set forth below:

  INTERESTED DIRECTORS


============================= ================= ==================== ======================= =============== ===============
           (1)                   (2)                 (3)                   (4)                 (5)             (6)
============================= ================= ==================== ======================= =============== ===============
                                                                                               NUMBER OF
                                                                                             FUNDS IN FUND       OTHER
                                POSITION(S)       TERM OF OFFICE           PRINCIPAL            COMPLEX       DIRECTORSHIPS
     NAME, AGE AND               HELD WITH      AND LENGTH OF TIME    OCCUPATION(S) DURING     OVERSEEN BY       HELD BY
   ADDRESS OF DIRECTOR           REGISTRANT          SERVED*               PAST 5 YEARS         DIRECTOR        DIRECTOR
============================= ================= ==================== ======================= =============== ===============
Kenneth E. Lipper(61)(1),(2)  Director,         Director, Chairman   Chairman, Chief               4         Director, CNH
101 Park Avenue               Chairman of the   of the Board,        Executive Officer and
New York, NY 10178            Board, Chief      Chief Executive      President of Lipper &
                              Executive         Officer and          Company, L.P. and its
                              Officer and       President since      affiliates; Managing
                              President         1995                 Member, Chief
                                                                     Executive Officer and
                                                                     President of Lipper &
                                                                     Company, L.L.C.;
                                                                     Co-Chairman of Prime
                                                                     Lipper Asset
                                                                     Management
========================== ================= ==================== ======================= =============== ===============
Abraham Biderman (53)3     Director,         Director,            Executive Vice                4         Director,
101 Park Avenue            Executive Vice    Executive Vice       President of Lipper &                   mPhase
New York, NY 10178         President,        President,           Company, L.P., Lipper                   Technologies,
                           Treasurer and     Treasurer and        & Company, L.L.C. and                   Inc.
                           Secretary         Secretary since      their affiliates;
                                             1995                 Executive Vice
                                                                  President and Member
                                                                  of the Investment
                                                                  Committee of Prime
                                                                  Lipper Asset
                                                                  Management
========================== ================= ==================== ======================= =============== ===============

   INDEPENDENT DIRECTORS


============================= ================= ==================== ======================= =============== ===============
           (1)                   (2)                 (3)                   (4)                 (5)             (6)
============================= ================= ==================== ======================= =============== ===============
                                                                                                NUMBER OF
                                                                                              FUNDS IN FUND      OTHER
                                POSITION(S)        TERM OF OFFICE           PRINCIPAL            COMPLEX      DIRECTORSHIPS
     NAME, AGE AND               HELD WITH       AND LENGTH OF TIME    OCCUPATION(S) DURING    OVERSEEN BY       HELD BY
   ADDRESS OF DIRECTOR           REGISTRANT          SERVED*               PAST 5 YEARS         DIRECTOR        DIRECTOR
============================= ================= ==================== ======================= =============== ===============
Stanley Brezenoff (64)        Director          Director since 1995  Chief Executive               4         --
510 E. 23rd Street                                                   Officer and President
New York, NY 10010                                                   of Maimonides Medical
                                                                     Center
==========================    ================= ==================== ======================= =============== ===============
Martin Maltz (61)             Director          Director since 1995  Principal Scientist,          4         --
25 Dunrovin Lane                                                     Xerox Corporation
Rochester, NY 14618
==========================    ================= ==================== ======================= =============== ===============
Irwin E. Russell (76)         Director          Director since 1995  Attorney, Law Offices         4         --
9401 Wilshire Blvd.                                                  of Irwin E. Russell
Suite 780
Beverly Hills, CA 90212
==========================    ================= ==================== ======================= =============== ===============

----------

* Each Director serves an indefinite term, until his or her successor is elected.

(1)  Kenneth Lipper is the father of Daniella Lipper.

(2) Kenneth Lipper is deemed to be an "interested" director of the Fund for purposes of the Investment Company Act of 1940. Mr. Lipper is the Chairman, Chief Executive Officer and President of Lipper & Company, L.P., the Funds' principal underwriter, Managing Member, Chief Executive Officer and President of Lipper & Company, L.L.C., the investment adviser to the Lipper U.S. Equity Fund, the Lipper High Income Bond Fund and the Lipper Merger Fund, and Co-Chairman of Prime Lipper Asset Management, the investment adviser to the Lipper Prime Europe Equity Fund. Mr. Lipper also has a controlling ownership interest in each of Lipper & Company, L.P., Lipper & Company, L.L.C. and Prime Lipper Asset Management.

(3) Abraham Biderman is Executive Vice President of Lipper & Company, L.P., the Funds' principal underwriter, Lipper & Company, L.L.C., the investment adviser to the Lipper U.S. Equity Fund, the Lipper High Income Bond Fund and the Lipper Merger Fund, and Prime Lipper Asset Management, the investment adviser to the Lipper Prime Europe Equity Fund, and a member of the Investment Committee of Prime Lipper Asset Management.


============================= ================= ==================== ======================= =============== ===============
           (1)                   (2)                 (3)                   (4)                 (5)             (6)
============================= ================= ==================== ======================= =============== ===============
                                                                                                NUMBER OF
                                                                                              FUNDS IN FUND      OTHER
                                POSITION(S)        TERM OF OFFICE           PRINCIPAL            COMPLEX      DIRECTORSHIPS
     NAME, AGE AND               HELD WITH       AND LENGTH OF TIME    OCCUPATION(S) DURING    OVERSEEN BY       HELD BY
   ADDRESS OF DIRECTOR           REGISTRANT          SERVED*               PAST 5 YEARS         DIRECTOR        DIRECTOR
============================= ================= ==================== ======================= =============== ===============
Steven Finkel (54)            Executive Vice    Executive Vice       Executive Vice                --             --
101 Park Avenue               President         President since      President of Lipper &
New York, NY 10178                              1995                 Company, L.P., Lipper
                                                                     & Company, L.L.C. and
                                                                     their affiliates
============================= ================= ==================== ======================= =============== ===============
Lawrence S. Block (35)        Vice President    Vice President       General Counsel,              --             --
101 Park Avenue                                 since 1998           Lipper & Company,
New York, NY 10178                                                   L.P., Lipper &
                                                                     Company, L.L.C. and
                                                                     their affiliates;
                                                                     formerly Attorney,
                                                                     Cadwalader,
                                                                     Wickersham & Taft
============================= ================= ==================== ======================= =============== ===============
Daniella Lipper (27)4         Vice President    Vice President       Vice President and            --             --
101 Park Avenue                                 since May 1998       Fixed Income and
New York, NY 10178                                                   Convertible Arbitrage
                                                                     Analyst, Lipper &
                                                                     Company, L.P.;
                                                                     formerly Research
                                                                     Analyst, Bloomberg,
                                                                     L.P.; formerly
                                                                     Investment Banking,
                                                                     Bear Stearns & Co.
============================= ================= ==================== ======================= =============== ===============



BOARD OF DIRECTORS

     The Board of Directors manages the business and affairs of The Lipper Funds and is responsible for the overall management and operations of each Fund. The Board of Directors approves all significant agreements between The Lipper Funds and the persons or companies that furnish services to it, including agreements with the Lipper & Company, L.L.C. and Prime Lipper Asset Management, the Funds' investment advisers (each, an "Adviser" and collectively, the "Advisers"), Lipper & Company, L.P., the Company's principal underwriter and distributor (the "Distributor"), ALPS Mutual Funds Services, Inc. the Company's administrator and transfer agent (the "Administrator"), and Custodial Trust Company, the Company's custodian. The Board of Directors delegated the day-to-day operations of The Lipper Funds to the Advisers and the Administrator.

COMMITTEES

     The Board of Directors has two committees: the Nominating Committee and the Audit Committee.

     The primary function of the Nominating Committee is to consider and nominate individuals to stand for election as Directors who are not "interested persons" as defined by the Investment Company Act. Stanley Brezenoff, Martin Maltz and Irwin Russell are members of the Nominating Committee. The Nominating Committee did not meet during the 2001 fiscal year. The Nominating Committee will consider nominees recommended by security holders.

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing (a) the financial reports and other financial information provided by the Company to any governmental or regulatory body or the public, (b) the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established, and (c) the Company's auditing, accounting and financial reporting processes generally. Stanley

----------
(4)  Kenneth Lipper is the father of Daniella Lipper.

Brezenoff, Martin Maltz and Irwin Russell are members of the Audit Committee. The Audit Committee met once during the 2001 fiscal year.

BENEFICIAL OWNERSHIP OF THE COMPANY'S SECURITIES BY DIRECTORS

     Set forth below is the dollar range of securities of each Fund and of the Company beneficially owned by each Director:



======================================================================================================================
      (1)                          (2)                                                    (3)
================= ============================================== =====================================================
                                                                   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                                                  REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR
NAME OF DIRECTOR  DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS       IN FAMILY OF INVESTMENT COMPANIES
================= ============================================== =====================================================
Kenneth Lipper    Lipper U.S. Equity Fund:  None
                  Lipper High Income Bond Fund:  Over $100,000
                  Lipper Prime Europe Equity Fund:  Over $100,000                      Over $100,000
                  Lipper Mergers Fund:  None
================= ============================================== =====================================================
Abraham Biderman  Lipper U.S. Equity Fund:  None
                  Lipper High Income Bond Fund:  $1-$10,000
                  Lipper Prime Europe Equity Fund:  None                               $1-$10,000
                  Lipper Mergers Fund:  None
================= ============================================== =====================================================
Stanley Brezenoff Lipper U.S. Equity Fund:  None
                  Lipper High Income Bond Fund:  None
                  Lipper Prime Europe Equity Fund:  None                               None
                  Lipper Mergers Fund:  None
================= ============================================== =====================================================
Martin Maltz      Lipper U.S. Equity Fund:  $10,000-$50,000
                  Lipper High Income Bond Fund:  $10,000-$50,000
                  Lipper Prime Europe Equity Fund:  $10,000-$50,000                    $50,001-$100,000
                  Lipper Mergers Fund:  None
================= ============================================== =====================================================
Irwin Russell     Lipper U.S. Equity Fund:  None
                  Lipper High Income Bond Fund:  None
                  Lipper Prime Europe Equity Fund:  None                               None
                  Lipper Mergers Fund:  None
================= ============================================== =====================================================


INDEPENDENT DIRECTORS

     No independent director, nor any of his immediate family members, (a) owns any security beneficially or of record in the Adviser or the Distributor, or any person directly or indirectly controlling, controlled by or under common control with the Advisers or the Distributor, (b) has any direct or indirect interest, the value of which exceeds $60,000 during the two most recently completed calendar years in the Advisers or the Distributor or any person directly or indirectly controlling, controlled by or under common control with the Advisers or the Distributor, (c) has any material interest, direct or indirect, in any transaction, or series of similar transactions, during the two most recently completed calendar years, in which the amount involved exceeded $60,000 and to which any of the following persons was a party: (i) the Company; (ii) an officer of the Company; (iii) an investment company, or a person that would be an investment company but for the exclusions provided by

Sections 3(c)(1) and 3(c)(7) of the Investment Company Act, having the same investment adviser or principal underwriter as the Company or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of the Company; (iv) an officer of an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the Investment Company Act, having the same investment adviser or principal underwriter as the Company or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of the Company; (v) the Advisers or the Distributor; (vi) an officer of the Advisers or the Distributor; (vii) a person directly or indirectly controlling, controlled by, or under common control with the Advisers or the Distributor; or (viii) an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisers or the Distributor, (d) has any direct or indirect relationship, in which the amount involved exceeds $60,000, that existed at any time during the two most recently completed calendar years with the Company or an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the Investment Company Act, having the same investment adviser or principal underwriter as the Company or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of the Company, or (e) was an officer of any company, during the two most recently completed calendar year, in which an officer of the Advisers or the Distributor, or an officer of a person directly or indirectly controlling, controlled by or under common control with the Advisers or the Distributor, served during the two most recently completed calendar years, on the board of directors of such company.



COMPENSATION OF THE DIRECTORS AND OFFICERS

     The Lipper Funds does not pay any compensation to any officer or employee of either of the Advisers or the Administrator for serving as an officer or director of The Lipper Funds, including Messrs. Lipper and Biderman. The Lipper Funds pays each director who is not a director, officer or employee of either of the Advisers or the Administrator (or any of their affiliates) a fee of $13,000 per annum plus $500 per quarterly meeting attended and reimburses them for their travel and out-of-pocket expenses. The Lipper Funds does not provide any pension or retirement benefits to any of its directors. The aggregate amount of fees paid to each non-interested director of The Lipper Funds during the fiscal year ended December 31, 2001 is set forth below:

=========================================================================
        (1)                      (2)                      (3)
===================== =========================== =======================
NAME OF BOARD MEMBER    AGGREGATE COMPENSATION      TOTAL COMPENSATION
===================== =========================== =======================
Stanley Brezenoff              $11,250                  $11,250
===================== =========================== =======================
Martin Maltz                   $11,250                  $12,322
===================== =========================== =======================
Irwin Russell                  $11,250                  $23,250
=========================================================================

     In addition, the Company reimbursed directors for travel and out-of-pocket expenses for the fiscal year ended December 31, 2001 in the aggregate amount of $13,072.

     By virtue of the responsibilities assumed by the Funds' Advisers, the Administrator and their affiliates under their respective agreements with The Lipper Funds, The Lipper Funds itself requires no employees other than its officers.

SALES LOADS

     The Lipper Funds does not charge investors any sales loads for the Funds. The Lipper Funds offers shares of the Funds to directors, officers and other affiliated persons on the same terms as it offers such shares to the public.

CODES OF ETHICS

     The Lipper Funds, the Advisers and the Distributor have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes of ethics permit persons subject to the codes to invest in securities for their personal accounts, but restrict such persons from investing in securities that may be purchased or held by any of the Funds at certain times and under certain circumstances.


          CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES OF THE FUNDS

CONTROL PERSONS

     Listed below are the names, addresses and percentage ownership of those shareholders of record of each Fund who own greater than 25% of the shares of a class of a Fund as of April 5, 2002. Because of their percentage ownership of shares of a class, such shareholders are deemed to be "control persons" of such class. In the event of a vote by all of shareholders of The Lipper Funds or by the shareholders of a particular Fund, the vote of such "control person" will have greater weight than the vote of other shareholders.


FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER                 PERCENTAGE HELD
------------------------                -------------------------------                 ---------------
LIPPER MERGERS FUND - PREMIER SHARES    Lipper & Company Salary Savings Plan                 82.11%
                                        101 Park Avenue, 6th Floor
                                        New York, NY 10178

LIPPER HIGH INCOME BOND FUND -          Charles Schwab & Co. Inc.                            65.23%
RETAIL SHARES                           Special Custody Account
                                        For the Benefit of Our Customers
                                        Attn: Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA 94104

LIPPER PRIME EUROPE EQUITY FUND -       Bruce E. Katner                                      27.34%
RETAIL SHARES                           1051 Candlecrest Drive
                                        Westlake Village, CA 91362

PRINCIPAL HOLDERS OF SHARES OF THE FUNDS

     Listed below are the names, addresses and percentage ownership of those shareholders of record of each Fund who own greater than 5% of the shares of a class of a Fund as of April 5, 2002.

FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER                 PERCENTAGE HELD
------------------------                -------------------------------                 ---------------

LIPPER HIGH INCOME BOND FUND -          Charles Schwab & Co. Inc.                            23.89%
PREMIER SHARES                          Special Custody Account
                                        For the Benefit of Our Customers
                                        Attn: Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA 94104

                                        Bank Leumi Le Israel Corp.                            7.03%
                                        Attn: John Derpich
                                        420 Lexington Avenue, 10th Floor
                                        New York, NY 10170

                                        National Financial Services Co.                       6.93%
                                        FBO Exclusive Benefit of Customers
                                        One World Financial Center
                                        200 Liberty Street
                                        New York, NY 10281

                                        SEI Trust Co.                                         5.76%
                                        Attn: Mutual Fund Administrator
                                        One Freedom Valley Drive
                                        Oaks, PA 19456

LIPPER HIGH INCOME BOND FUND -          Charles Schwab & Co. Inc.                            65.23%
RETAIL SHARES                           Special Custody Account
                                        For the Benefit of Our Customers
                                        Attn: Mutual Funds
                                        101 Montgomery St.
                                        San Fancisco, CA 94104

                                        FTC & Co.                                             5.14%
                                        Datalynx 187
                                        P.O. Box 173736
                                        Denver, CO 80217-3736

LIPPER U.S. EQUITY FUND -               Lipper & Company Salary Savings Plan                 23.37%
PREMIER SHARES                          101 Park Avenue, 6th Floor
                                        New York, NY 10178

                                        Richard M. Wolf                                      16.98%
                                        92 Victoria Drive
                                        Basking Ridge, NJ 07920


FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER                 PERCENTAGE HELD
------------------------                -------------------------------                 ---------------

LIPPER U.S. EQUITY FUND -               Julie Lipper                                         16.98%
PREMIER SHARES (Continued)              101 Park Avenue
                                        New York, NY 10178

                                        Tamara Lipper                                        14.15%
                                        101 Park Avenue
                                        New York, NY 10178

                                        Robert E. LaBlanc                                     8.62%
                                        323 Highland Ave.
                                        Ridgewood, NJ 07450

                                        Peter Lipton                                          5.78%
                                        Cust. Jonah H. Lipton
                                        936 Fifth Ave.
                                        New York, NY 10021

                                        Peter Lipton                                          5.78%
                                        Cust. Jacob E. Lipton
                                        936 Fifth Ave.
                                        New York, NY 10021

LIPPER U.S. EQUITY FUND -               Kimberly P. Tufo TTEE                                39.61%
RETAIL SHARES                           FBO Kimberly Stern Trust
                                        DTD 1-1-84
                                        400 East 84th Street, Apt. 19-C
                                        New York, NY 10028

                                        Lauren B. Anderson                                   10.96%
                                        60 East End Ave., Apt. 21B
                                        New York, NY 10028

                                        Steven S. Anderson                                    9.74%
                                        60 East End Ave., Apt. 21B
                                        New York, NY 10028

                                        Kennith Lipper Trste                                  8.19%
                                        FBO Trust U/W/O Norma Reid
                                        C/O Steven Finkel
                                        101 Park Avenue, 6th Floor
                                        New York, NY 10178

                                        Carol Goren                                           6.56%
                                        P.O. Box 1216
                                        Amagansett, NY 11930

                                        Alexei J. Cowett                                      5.12%
                                        160 East 48th Street, 12-D
                                        New York, NY 10017


FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER                 PERCENTAGE HELD
------------------------                -------------------------------                 ---------------

LIPPER U.S. EQUITY FUND -               Charles Schwab & Co. Inc.                             5.06%
RETAIL SHARES (Continued)               Special Custody Account
                                        For the Benefit of Our Customers
                                        Attn: Mutual Funds
                                        101 Montgomery St.
                                        San Fancisco, CA 94104

LIPPER PRIME EUROPE EQUITY FUND -       The Gruss-Lipper Foundation                          13.46%
PREMIER SHARES                          Joanna Lipper, Succ. Trustee
                                        101 Park Avenue, 6th Floor
                                        New York, NY 10178

                                        Joseph S. Gruss Trust                                12.98%
                                        Raymond Golden Trustee
                                        C/O Kenneth Lipper
                                        101 Park Avenue, 6th Floor
                                        New York, NY 10178

                                        Daniel K. Thorne                                     11.30%
                                        C/O Star Lake Capital
                                        142 W. 57th St., 16th Floor
                                        New York, NY 10019

                                        Kenneth Lipper Trste                                  9.54%
                                        UWIL Joseph Gruss Trust
                                        FBO Evelyn G. Lipper Descendants
                                        101 Park Avenue, 6th Floor
                                        New York, NY 10178

                                        Prime Lipper Asset Management                         7.87%
                                        101 Park Avenue, 6th Floor
                                        New York, NY 10178

                                        Lipper & Company LP                                   7.58%
                                        101 Park Avenue, 6th Floor
                                        New York, NY 10178

                                        Ntl. Society for Hebrew Day Schools                   6.42%
                                        Rabbi Joshua Fishman Secretary
                                        160 Broadway, 4th Floor
                                        New York, NY 10038-4201

                                        George Weinberger                                     5.69%
                                        1757 E. 23rd Street
                                        Brooklyn, NY 11229

LIPPER PRIME EUROPE EQUITY FUND -       Bruce E. Kanter                                      27.34%
RETAIL SHARES                           1051 Candlecrest Dr.
                                        Westlake Village, CA 91362



FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER                 PERCENTAGE HELD
------------------------                -------------------------------                 ---------------

LIPPER PRIME EUROPE EQUITY FUND -       Lee Caldecot Chubb Trste                             19.96%
RETAIL SHARES (Continued)                FBO Chubb Family Trust
                                        410 23rd St.
                                        Santa Monica, Ca 90402-3281

                                        Charles Schwab & Co. Inc.                             8.49%
                                        Special Custody Account
                                        For the Benefit of Our Customers
                                        Attn: Mutual Funds
                                        101 Montgomery St.
                                        San Fancisco, CA 94104

                                        Gabriel Ferrucci Trste                                8.42%
                                        FBO The Gabriel Ferrucci Living Trust
                                        23832 Brant Lane
                                        Laguna Niguel, Ca 92677

LIPPER MERGERS FUND -                   Lipper & Company Salary Savings Plan                 82.11%
PREMIER SHARES                          101 Park Avenue, 6th Floor
                                        New York, NY 10178

                                        National Financial Services Co.                      17.89%
                                        FBO Exclusive Benefit of Customers
                                        One World Financial Center
                                        200 Liberty Street
                                        New York, NY 10281

LIPPER MERGERS FUND -                   Kimberly P. Tufo TTEE                                22.70%
RETAIL SHARES                           FBO Kimberly Stern Trust
                                        DTD 1-1-84
                                        400 East 84th Street, Apt. 19-C
                                        New York, NY 10028

                                        Herbert Rausman Trste                                 6.99%
                                        FBO 7 Grandchildren Trust
                                        FBO Nathan Hassan
                                        15 W. 47th St., Suite 510
                                        New York, NY 10036

                                        Herbert Rausman Trste                                 6.99%
                                        FBO Trust
                                        FBO Susan Hassan DTD 12/19/90
                                        15 W. 47th St., Suite 510
                                        New York, NY 10036



FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER                 PERCENTAGE HELD
------------------------                -------------------------------                 ---------------

LIPPER MERGERS FUND -                   Herbert Rausman Trste                                 6.99%
RETAIL SHARES (Continued)               FBO 7 Grandchildren Trust
                                        FBO Pearl A. Gaye
                                        15 W. 47th St., Suite 510
                                        New York, NY 10036

                                        Herbert Rausman Trste                                 6.99%
                                        FBO Trust
                                        FBO Cindy Hassan DTD 6/14/91
                                        15 W. 47th St., Suite 510
                                        New York, NY 10036

                                        Herbert Rausman Trste                                 6.99%
                                        FBO 7 Grandchildren Trust
                                        FBO Rachel Hassan
                                        15 W. 47th St., Suite 510
                                        New York, NY 10036

                                        Herbert Rausman Trste                                 6.99%
                                        FBO 7 Grandchildren Trust
                                        FBO Chana A. Farchi
                                        15 W. 47th St., Suite 510
                                        New York, NY 10036

                                        Herbert Rausman Trste                                 6.99%
                                        FBO 7 Grandchildren Trust
                                        FBO Joseph J. Abikhzer
                                        15 W. 47th St., Suite 510
                                        New York, NY 10036

                                        Herbert Rausman Trste                                 6.99%
                                        FBO Trust
                                        FBO Susan R. Abikhzer DTD 6/14/91
                                        15 W. 47th St., Suite 510
                                        New York, NY 10036

                                        Herbert Rausman Trste                                 6.99%
                                        FBO 7 Grandchildren Trust
                                        FBO Miriam Abikhzer
                                        15 W. 47th St., Suite 510
                                        New York, NY 10036

                                        John R. Young                                         6.98%
                                        523 Farwell Drive
                                        Madison, WI 53704-6027


MANAGEMENT OWNERSHIP OF SHARES OF THE FUNDS

     The following table sets forth the percentage of shares of each class of each Fund owned beneficially by all directors and officers of The Lipper Funds as a group as of August 5, 2002. An asterisks (*) indicates that the percentage owned by the directors and officers as a group is less than 1% of such class.

                                                               PERCENTAGE
         FUND AND CLASS                                        OWNERSHIP
         --------------                                        ----------


         LIPPER HIGH INCOME BOND FUND
              Premier Shares .................................     4.83%
              Retail Shares ..................................       *

         LIPPER PRIME EUROPE EQUITY FUND
              Premier Shares .................................    20.35%
              Retail Shares ..................................     1.17%

         LIPPER U.S. EQUITY FUND
              Premier Shares .................................    14.16%
              Retail Shares ..................................     2.73%

         LIPPER MERGERS FUND
              Premier Shares .................................    67.21%
              Retail Shares ..................................       *


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISERS

     Lipper & Company, L.L.C. serves as the investment adviser to the Lipper High Income Bond Fund, the Lipper U.S. Equity Fund and the Lipper Mergers Fund. Prime Lipper Asset Management serves as investment adviser to the Lipper Prime Europe Equity Fund. The Advisers are located at 101 Park Avenue, New York, New York 10178, and are registered as investment advisers under the Investment Advisers Act of 1940, as amended.


     Lipper & Company, L.L.C. is an affiliate of Lipper & Company, L.P., which serves as the Fund's distributor. Lipper & Company, L.P. is a privately owned investment management and investment banking firm founded in 1987. Lipper & Company, L.P. and its affiliates serve as the general partner and/or investment adviser to U.S. and non-U.S. private investment partnerships and as investment adviser to other series of The Lipper Funds.

     On March 26, 2002, the general partners of Lipper & Company, L.P.'s private investment partnerships invested primarily in hedged convertible securities informed investors that those partnerships were being liquidated in other than the normal course of operations as a result of the significant reduction in the valuation of those portfolios. The Securities and Exchange Commission is conducting an investigation of those partnerships, as well as Lipper & Company, L.P. and certain of its affiliates. These developments and related matters may have an adverse effect on Lipper & Company, L.P. and its affiliates, including the Adviser.

     On April 24, 2002, The Lipper Funds announced that it was closing the Lipper U.S. Equity Fund and Lipper Mergers Fund to new purchases and liquidating those series subject to shareholder approval. The Adviser also intends to recommend to The Lipper Funds' Board of Directors the reorganization of the Lipper High Income Bond Fund into a new series of the Neuberger Berman Income Funds, subject to shareholder approval and certain other conditions.

     Prime Lipper Asset Management is a joint venture between Lipper Europe Holdings, L.P., an affiliate of Lipper & Company, L.P., and Prime USA Inc., a wholly owned subsidiary of Prime S.p.A. Lipper Europe Holdings, L.P. is a limited partnership for which Lipper & Company, Inc. is the general partner and Lipper & Company, L.P. is the limited partner.

     Prime S.p.A. is a subsidiary of Assicurazioni Generali S.p.A., the Italian insurance company. Prime, through subsidiaries and affiliates, is among the oldest asset managers in Italy, and specializes in management of portfolios invested in European issuers.

     Kenneth Lipper, Chairman and President of The Lipper Funds, is a control person of the Funds' Advisers and the Distributor. Mr. Lipper is the Chief Executive Officer, President and Managing Member of Lipper & Company, L.L.C., Chief Executive Officer and President of Lipper & Company, L.P., and Co-Chairman of Prime Lipper Asset Management and its Investment Committee. Abraham Biderman, a Director, Secretary, Treasurer and Executive Vice President of The Lipper Funds, is an Executive Vice President of Lipper & Company, L.P. and the Advisers and a member of the Investment Committee of Prime Lipper Asset Management. Guido Guzzetti, Director of PrimeGest S.p.A., is Co-Chairman of Prime Lipper Asset Management and its Investment Committee. Steven Finkel, an Executive Vice President of The Lipper Funds, is an Executive Vice President of Lipper & Company, L.L.C. and Lipper & Company, L.P. Daniella Lipper, a Vice President of The Lipper Funds, is a control person of the Funds' Advisers and the Distributor and is a Vice President of Lipper & Company, L.P. Lawrence Block, a Vice President of The Lipper Funds, is General Counsel for Lipper & Company, L.P. and the Advisers.


INVESTMENT ADVISORY SERVICES AND COMPENSATION

     The Advisers serve as the Funds' investment advisers pursuant to separate written advisory agreements approved by the Company's Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the Investment Company Act) of The Lipper Funds or the Advisers.

     The Lipper Funds has agreed to pay Lipper & Company, L.L.C. under separate investment advisory agreements an annual fee computed daily and paid monthly at the annual rate of 0.75% of the Lipper High Income Bond Fund's average daily net assets, 0.85% of the Lipper U.S. Equity Fund's average daily net assets and 1.35% of the Lipper Mergers Fund's average daily net assets. The Lipper Funds has agreed to pay Prime Lipper Asset Management under an investment advisory agreement an annual fee computed daily and paid monthly at the annual rate of 1.10% of the Lipper Prime Europe Equity Fund's average daily net assets. From time to time, the Advisers may voluntarily waive for a period of time all or a portion of their investment advisory fees with respect to any of the Funds.

     The following tables set forth the amount of fees the Funds paid to the Advisers and the amount of advisory fees (if any) waived by the Advisers:


                           MANAGEMENT FEES PAID BY THE
            LIPPER HIGH INCOME BOND FUND TO LIPPER & COMPANY, L.L.C.

         Period                    Management Fees Paid   Management Fees Waived
         ------                    --------------------   ----------------------
Year ended December 31, 2001 ......      $539,959                $130,298
Year ended December 31, 2000 ......      $432,165                $139,968
Year ended December 31, 1999 ......      $522,540                $140,133


                           MANAGEMENT FEES PAID BY THE
               LIPPER U.S. EQUITY FUND TO LIPPER & COMPANY, L.L.C.

         Period                    Management Fees Paid   Management Fees Waived
         ------                    --------------------   ----------------------
Year ended December 31, 2001 ......      $113,047                $105,434
Year ended December 31, 2000 ......       $80,202                $131,597
Year ended December 31, 1999 ......      $118,893                $110,370

                           MANAGEMENT FEES PAID BY THE
                 LIPPER MERGERS FUND TO LIPPER & COMPANY, L.L.C.

         Period                    Management Fees Paid   Management Fees Waived
         ------                    --------------------   ----------------------
Period ended December 31, 2001 ....       $4,449                  $4,449


                           MANAGEMENT FEES PAID BY THE
        LIPPER PRIME EUROPE EQUITY FUND TO PRIME LIPPER ASSET MANAGEMENT

         Period                    Management Fees Paid   Management Fees Waived
         ------                    --------------------   ----------------------
Year ended December 31, 2001 ......     $1,135,560                  $0
Year ended December 31, 2000 ......     $1,669,314                  $0
Year ended December 31, 1999 ......     $1,494,623                  $0

     The Advisers bear all expenses in connection with the performance of their services and pay the salaries of all officers or employees who are employed by them. Each Fund pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.


APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

     In determining to continue the investment advisory agreements with the Advisers, the Board of Directors considered all information reasonably necessary to evaluate the terms of the agreements, including (a) the nature, quality and scope of services provided, (b) the revenue and profit of the Advisers resulting from the relationship to the respective Funds, (c) economics of scale, (d) the competitiveness of the Fund's fees, costs and expense ratios, (d) alternatives to the Advisers and (e) the policies and procedures of the Advisers with respect to portfolio transactions for the Funds.

     In approving the continuance of the investment advisory agreements, the Board of Directors, after considering the factors listed above and reviewing various materials and reports, concluded that (a) the Advisers and their personnel were sufficiently experienced and qualified to provide investment advisory services for the Funds, (b) the profitability of the Advisers for providing services to the Funds was fair and reasonable, (c) the Fund's performance results were competitive compared to the Fund's competitors and (d) the Fund's expense ratios were fair and reasonable compared to the Fund's competitors.


RULE 12b-1 PLAN

     The Board of Directors has adopted a Rule 12b-1 distribution plan for the Retail Shares of the Funds.

     An investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with Rule 12b-1, promulgated by the SEC under the Investment Company Act. Some or all of the fees paid by the Retail Shares of each Fund to the Distributor and to certain participating dealers, including banks and financial services firms that provide distribution, administrative or shareholder services to the Funds, could be deemed to be payment of distribution expenses. Accordingly, the Board of Directors has adopted a plan with respect to the Retail Shares of each Fund. The Board of Directors believes that there is a reasonable likelihood that the Retail Distribution Plan will benefit each Fund and the holders of its Retail Shares.

     Under the Retail Distribution Plan, Retail Shareholders pay the Funds' Distributor an annual fee of 0.25% of the value of the average daily net assets of the Funds' Retail Shares for distributing those shares. The Retail Shareholders pay this fee to cover various expenses of the Distributor, including advertising, printing and mailing prospectuses to persons other than current shareholders of the Funds, and compensation to participating dealers, without regard to the actual expenses the Distributor incurs. The Distributor may, in turn, pay one or more participating dealers a fee for distributing the Funds' Retail Shares in an amount and manner the Distributor determines. The Retail Distribution Plan also provides that the Advisers may pay participating dealers out of their investment advisory fees, their past profits or any other source available to the Advisers. From time to time, the Distributor may defer or waive for a period of time its fees under the Retail Distribution Plan. The Funds' Premier Shares do not bear any fees under the Retail Distribution Plan.

     Quarterly reports of the amounts expended under the Retail Distribution Plan with respect to each Fund, and the purposes for which such expenditures were incurred, must be made to the Board of Directors for its review. In addition, the Retail Distribution Plan provides that it may not be amended to increase materially the costs that the Retail Shares of any Fund may bear pursuant to such plan without approval of the holders of such Fund's Retail Shares, and that other material amendments of the Retail Distribution Plan must be approved by the Board of Directors and by the directors who are neither interested persons of The Lipper Funds nor have any direct or indirect financial interest in the operation of such plan or in any agreements entered into in connection with such plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Retail Distribution Plan and any agreements entered into in connection with such plan are subject to annual approval with respect to each Fund by such vote of the Board of Directors cast in person at a meeting called for the purpose of voting on the Retail Distribution Plan. The Retail Distribution Plan may be terminated at any time with respect to any Fund by vote of a majority of the directors who are not interested persons and have no direct or indirect financial interest in the operation of such plan or in any agreements entered into in connection with such plan or by vote of a majority of the Retail Shares of a Fund. Any agreement entered into in connection with the Retail Distribution Plan may be terminated without penalty at any time, by such vote. Each such agreement will terminate automatically in the event of its assignment (as defined in the Investment Company Act).

     In accordance with the Retail Distribution Plan, the Distributor accrued fees from the Lipper High Income Bond Fund, Lipper U.S. Equity Fund and Lipper Prime Europe Equity Fund in the amount of $27,208, $1,795 and $7,682 respectively, as compensation for the distribution of the Funds' Retail Shares during the fiscal year ended December 31, 2000.

     For the fiscal year ended December 31, 2001, the Distributor incurred the following fees for distributing the Funds:


                                                     Lipper                                         Lipper Prime
                                                   High Income     Lipper U.S.        Lipper           Europe
                                                    Bond Fund      Equity Fund     Mergers Fund     Equity Fund
                                                   -----------     -----------     ------------     ------------
Printing Prospectuses ..........................     $ 5,511         $ 1,575          $3,397           $ 1,512
Advertising ....................................     $14,499         $     0          $    0           $     0
Compensation to Other Broker-Dealers
 for Distributing the Funds' Shares ............     $26,476         $24,329          $    4           $24,515


ADMINISTRATOR


     Effective April 29, 2002, ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, CO 80202, serves as the Funds' administrator pursuant to an Administrative Services Agreement. The Administrator has agreed to provide the following services to the Company: (1) assist generally in supervising each Fund's operations, providing and supervising the operation of an automated data processing system to process purchase and redemption orders, providing information concerning the Funds to their shareholders of record, handling shareholder problems, supervising the services of employees whose principal responsibility and function is to preserve and strengthen shareholder relations and monitoring the arrangements pertaining to The Lipper Funds' agreements with participating dealers; (2) prepare reports to the Funds' shareholders and prepare tax returns and reports to and filings with the SEC; (3) compute the net asset value per share of each class of each Fund; (4) provide the services of certain persons who may be elected as directors or appointed as officers by the Board of Directors; and (5) maintain the registration of each Fund's shares for sale under state securities laws.

     The Lipper Funds pays the Administrator as compensation for its services a monthly fee at the annual rate of 0.10% of the value of the Funds' average daily net assets up to and including $500 million; 0.075% of the Funds' average daily net assets in excess of $500 million up to and including $1 billion; and 0.05% of the Funds' average daily net assets in excess of $1 billion. The following table sets forth the amount of fees paid by each of the Funds to JP Morgan Investor Services Co., previous administrator to The Lipper Funds:

                                 FEES PAID BY THE FUNDS TO THE PREVIOUS ADMINISTRATOR
                                    Administration        Administration      Administration        Administration
                                   Fee Paid by the       Fee Paid by the     Fee Paid by the        Fee Paid by the
                                     Lipper High           Lipper U.S.            Lipper             Lipper Prime
                Period             Income Bond Fund        Equity Fund         Mergers Fund       Europe Equity Fund
                ------             ----------------        -----------         ------------       ------------------
Year ended December 31, 2001 ......    $181,214              $79,657             $25,088               $231,698
Year ended December 31, 2000 ......    $169,560              $77,264               N/A                 $296,359
Year ended December 31, 1999 ......    $193,025              $78,306               N/A                 $271,813

CUSTODIAN


     Effective April 29, 2002, Custodial Trust Company, 101 Carnegie Center, Princeton, NJ 08540-6231, serves as The Lipper Funds custodian pursuant to a Custody Agreement. Under the Custody Agreement, the Custodian holds the Funds' portfolio securities and keeps all necessary accounts and records. For its services, the Custodian receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Lipper Funds' assets are held under bank custodianship in compliance with the Investment Company Act.


TRANSFER AGENT

     ALPS Mutual Funds Services, Inc. serves as The Lipper Funds' transfer agent pursuant to a Transfer Agency and Services Agreement. Under the Transfer Agency and Services Agreement, the Transfer Agent maintains the shareholder account records for The Lipper Funds, handles certain communications between shareholders and The Lipper Funds, distributes dividends and distributions payable by The Lipper Funds and produces statements with respect to account activity for The Lipper Funds and its shareholders. For these services, the Transfer Agent receives a monthly fee computed separately for each class of each Fund's shares and is reimbursed separately by each class for out-of-pocket expenses.

                            DISTRIBUTION OF THE FUNDS

DISTRIBUTION OF SECURITIES

     Lipper & Company, L.P., 101 Park Avenue, New York, NY 10178, serves as the principal underwriter and distributor of the shares of The Lipper Funds. The Distributor and its employees are affiliated persons of the Advisers and The Lipper Funds. The Distributor distributes the Funds' shares continuously on a best efforts basis pursuant to an agreement that is renewable annually. Pursuant to the Retail Distribution Plan, the Distributor is entitled to receive an annual distribution fee in the amount of 0.25% of the value of the average daily net assets of the Funds' Retail Shares. See "Rule 12b-1 Plans."


     The following table sets forth the amount of fees accrued by the Distributor under the Rule 12b-1 Plans:

                                            Rule 12b-1 Fee        Rule 12b-1 Fee      Rule 12b-1 Fee        Rule 12b-1 Fee
                                            Accrued by the        Accrued by the      Accrued by the        Accrued by the
                                             Lipper High           Lipper U.S.            Lipper             Lipper Prime
                Period                     Income Bond Fund        Equity Fund         Mergers Fund       Europe Equity Fund
                -------                    ----------------        -----------         ------------       ------------------
Year ended December 31, 2001 .............     $27,208                $1,795               $267                 $7,682
Year ended December 31, 2000 .............     $14,729                $2,233               N/A                  $10,980
Year ended December 31, 1999 .............     $17,158                $2,778               N/A                  $8,142

COMPENSATION

         Set forth below is the commissions and other compensation received by the Distributor, directly or indirectly, for the fiscal year ended December 31, 2001:

====================== ========================= ============================ =====================
         (1)                      (2)                        (3)                       (4)
====================== ========================= ============================ =====================
       NAME OF            NET UNDERWRITING             COMPENSATION ON
PRINCIPAL DISTRIBUTOR  DISCOUNTS AND COMMISSIONS REDEMPTIONS AND REPURCHASES  BROKERAGE COMMISSIONS
====================== ========================= ============================ =====================
Lipper & Company, L.P.             $0                         $0                        $0
====================== ========================= ============================ =====================

OTHER PAYMENTS

     The Distributor, the Advisers and their affiliates may pay one or more participating dealers out of their fees, past profits or any other available source a fee for distributing the Funds' Premier Shares.

COMPENSATION TO DEALERS

     Under the Retail Distribution Plan, the Funds' Retail Shareholders pay the Distributor an annual fee of up to 0.25% of the value of the average daily net assets of the Funds' Retail Shares for distributing those shares. The Distributor may use this distribution fee, among other things, to compensate or reimburse selected dealers for providing distribution and related services to a Fund.

     The Distributor customarily pays selected dealers with whom it has entered into a distribution agreement a fee in the amount of 0.25% of the value of the average daily net assets of the Funds attributable to the dealer. However, the Distributor has entered into distribution agreements with Fidelity Investment Advisor Group and Charles Schwab & Co., Inc., whereby the Distributor has agreed to pay 0.35% of the value of the average daily net assets of the Funds' Retail Classes attributable to Fidelity and Schwab, respectively.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

     Subject to the general control of the Board of Directors, Advisers are responsible for making decisions with respect to, and placing orders for, all purchases and sales of portfolio securities for the Funds for which each serves as investment adviser. Portfolio transactions for the Lipper U.S. Equity Fund, the Lipper Prime Europe Equity Fund and the Lipper Mergers Fund will involve the payment of brokerage commissions. Portfolio transactions for the Lipper High Income Bond Fund will occur primarily with issuers, underwriters and major dealers acting as principals. Portfolio transactions for the Lipper U.S. Equity Fund, the Lipper Prime Europe Equity Fund and the Lipper Mergers Fund may consist of such transactions. Such transactions are normally on a net basis, include any markups and markdowns, and do not involve the payment of brokerage commissions. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased from and sold to dealers include an undisclosed dealer spread. Transactions on foreign securities exchanges may involve the payment of negotiated brokerage commissions that may vary among different brokers or the payment of fixed brokerage commissions.

     Investment decisions for each Fund are made independently from those for the other Funds or other investment company portfolios or accounts advised by the Advisers or their affiliates. Such other portfolios may also invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other portfolios or accounts, transactions are averaged as to price, and available investments allocated as to amount, in a manner that the Advisers believe to be equitable to each portfolio, including the Funds, pursuant to procedures adopted by the Advisers and approved by the Company's Board of Directors. In some instances, these investment procedures may adversely affect the price paid or received by the Funds or the size of the position obtainable for a Fund.

     To the extent permitted by law, the Advisers may aggregate or "bunch" the securities to be sold or purchased for the Funds with those to be sold or purchased for such other portfolios or accounts in order to obtain best execution. Bunching allows the Advisers to facilitate best execution and to reduce brokerage commissions or other costs. The Funds and such other portfolios participate at the average share price for all of the Advisers' transactions in a particular security on a given business day for such bunched order. An Adviser generally allocates securities purchased or sold in a bunched transaction to the Fund and such other portfolio before the bunched order is placed, as determined by the Adviser to be fair and equitable and consistent with the Adviser's fiduciary responsibility. Allocation decisions may vary from transaction to transaction and depend upon factors including, but not limited to, the type of investment, the number of shares purchased or sold, the size of the account, and the size of an existing security position in a client account. After execution of the bunched order, the Adviser allocates the transaction to the Fund and such other portfolio according to the allocation decision made by the Adviser before it placed the transaction. If the Adviser is unable to fully execute a bunched transaction, the transaction is allocated pro rata to the Fund and such other portfolio. However, if the Adviser determines that it would be impractical to allocate a small number of securities among the Fund and such other portfolios on a pro-rata basis, the Adviser may allocate the securities in a manner determined in good faith to be fair and equitable. In addition, the Adviser may increase or decrease the amount of securities allocated to the Fund and such other portfolio if necessary to avoid holding odd-lot or small number of shares or to satisfy the regulatory or other investment requirements of the Fund or such other portfolio.

     The following table sets forth the amount of brokerage commissions paid by the Funds:

                                   Brokerage Fees        Brokerage Fees      Brokerage Fees        Brokerage Fees
                                    Paid by the           Paid by the         Paid by the            Paid by the
                                    Lipper High           Lipper U.S.            Lipper             Lipper Prime
                Period            Income Bond Fund        Equity Fund         Mergers Fund       Europe Equity Fund
                ------            ----------------        -----------         ------------       ------------------
Year ended December 31, 2001 .....       $0                 $71,277               $693                $216,588
Year ended December 31, 2000 .....       $0                 $67,450               N/A                 $309,812
Year ended December 31, 1999 .....       $0                 $38,813               N/A                 $343,786

BROKERAGE SELECTION

     In making portfolio investments, the Advisers seek to obtain the best net price and the most favorable execution of orders, taking into account factors such as (1) the general execution and operational facilities of the broker or dealer, (2) the type and size of the transaction involved, (3) the creditworthiness of the broker or dealer, (4) the stability of the broker or dealer, (5) execution and settlement capabilities, (6) time required to negotiate and execute the trade, (7) overall performance and (8) the broker's commissions or dealer's spread or mark-up. To the extent that the execution and price offered by more than one broker or dealer are comparable, the Advisers may, in their discretion, effect transactions in portfolio securities with brokers or dealers who provide the Advisers with research advice or other services. Research advice and other services furnished by brokers through whom the Funds effect securities transactions may be used by the Advisers and their affiliates in servicing accounts in addition to the Funds, and not all such services will necessarily benefit the Funds.

     While the Advisers generally seek the best price in placing its order, the Funds may not necessarily be paying the lowest price available. Notwithstanding the above, the Advisers may, in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, select brokers who charge a commission in excess of that charged by other brokers, if the Advisers determine in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the Advisers by such broker. The Advisers may also have arrangements with brokers pursuant to which such brokers provide research services to the Advisers in exchange for a certain volume of brokerage transactions to be executed through such broker.

     With respect to over-the-counter transactions, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.

     The Funds will not execute portfolio transactions through, acquire portfolio securities issued by or enter into repurchase agreements with the Advisers or any affiliated person (as such term is defined in the Investment Company Act) of the Advisers, except to the extent permitted by the SEC. The Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisers or any affiliate thereof is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment company portfolios that have similar investment objectives but are not subject to such limitations.

                                  CAPITAL STOCK

     The Lipper Funds has authorized capital stock of 14,000,000,000 shares having a par value of $.001 per share. The Lipper Funds' Charter currently authorizes the issuance of four series of shares, one series corresponding to each of the Lipper U.S. Equity Fund, the Lipper High Income Bond Fund, the Lipper Prime Europe Equity Fund and the Lipper Mergers Fund. The Charter also authorizes three classes of shares with respect to each series, Premier Shares, Retail Shares and Group Retirement Plan Shares, although currently The Lipper Funds offers only Premier and Retail Shares. The Board of Directors may, in the future, authorize the issuance of additional series of capital stock representing shares of additional investment funds or additional classes of shares of the Funds.

     Shares of each class of each Fund represent interests in the Fund in proportion to the net asset value of each class. A Fund's expenses are allocated to each class of the Fund's shares based upon expenses identifiable by class or the relative net assets of the class and the other classes of its shares.

     All shares of The Lipper Funds have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects one series or class. Under the corporate law of the State of Maryland, The Lipper Funds' state of incorporation, and The Lipper Funds' By-Laws (except as required under the Investment Company Act), The Lipper Funds is not required and does not currently intend to hold annual meetings of shareholders for the election of directors. Shareholders, however, do have the right to call for a meeting to consider the removal of one or more of the directors if such a request is made, in writing, by the holders of at least 10% of the outstanding voting The Lipper Funds' securities. To the extent required by law, The Lipper Funds will assist in shareholder communication in such matters.

     All shares of The Lipper Funds, when issued, will be fully paid and nonassessable.

     As used in this Statement of Additional Information and in the Prospectuses, a "majority of the outstanding shares," when referring to the Investment Company Act approvals to be obtained from shareholders in connection with matters affecting any particular Fund (e.g., approval of investment advisory contracts) or any particular class (e.g., approval of the plan of distribution with respect to the Retail Shares of each Fund) means the lesser of
(1) 67% of the shares of that particular portfolio or class, as appropriate, represented at a meeting at which the holders of more than 50% of the outstanding shares of such portfolio or class, as appropriate, are present in person or by proxy, or (2) more than 50% of the outstanding shares of such portfolio or class, as appropriate.

     Shares of each class of each Fund are entitled to such dividends and distributions out of the assets belonging to that class as are declared in the discretion of the Board of Directors. In determining the net asset value of a class of a portfolio, assets belonging to a particular class are credited with a proportionate share of any general assets of The Lipper Funds not belonging to a particular class of a portfolio and are charged with the direct liabilities in respect of that class of the portfolio and with a share of the general liabilities of The Lipper Funds that are normally allocated in proportion to the relative net asset values of the respective classes of the portfolios of The Lipper Funds at the time of allocation.

     Shareholders of each class of each Fund have the right to redeem their shares, as more fully set forth in the Prospectuses under "Shareholder Information - Purchasing Fund Shares" and "Shareholder Information - Other Purchase Information."

     Subject to compliance with the requirements of the Investment Company Act, the Charter authorizes the Board of Directors to provide that shareholders of each class of each Fund shall have the right to convert or exchange their shares into shares of one or more other Funds. The Board of Directors has established such procedures, which are more fully set forth in the Prospectuses under "Shareholder Information - Exchange Privilege" and "Shareholder Information - Other Exchange Information."

     In the event of the liquidation or dissolution of The Lipper Funds, shares of each class of a Fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of the classes of each portfolio, of any general assets not attributable to a portfolio that are available for distribution. Shareholders do not have any preemptive rights.

     Subject to the provisions of the Charter, determinations by the Board of Directors as to the direct and allocable liabilities and the allocable portion of any general assets of The Lipper Funds with respect to a particular portfolio or class are conclusive.


                               VALUATION OF SHARES

     The net asset value of each share is based on the net asset value of each of the Fund's classes. Because of the differences in distribution fees, service fees and class-specific expenses, the net asset value per share of each class of each Fund may differ. In addition, although The Lipper Funds does not charge any sales loads, certain dealers may charge you fees in connection with your purchases of the Funds' shares.

     The Lipper Funds computes the net asset value per share by dividing the value of the net assets of each of the Fund's classes by the total number of shares of that class outstanding as of the close of regular trading on the New York Stock Exchange. The net asset value per share of each class of shares of each Fund is calculated Monday through Friday, except on days on which the NYSE is closed. Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day.

     The following is a description of the procedures used by each Fund in valuing its assets. Except as described below, securities traded on an exchange will be valued on the basis of the last sale price occurring prior to the close of trading on the NYSE (currently 4:00 p.m., New York time) on the principal market on which such securities are traded, on the date on which the valuation is made or, in the absence of sales in such market will be valued at the mean between the closing bid and asked prices, if available. Equity securities traded on the NASDAQ National Market for which no sales prices are available and over-the-counter securities will be valued on the basis of the bid prices at the close of business on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Board of Directors. Fixed income securities may be valued on the basis of valuations provided by brokers and/or a pricing service that uses information with respect to transactions in fixed income securities, quotations from dealers and prices of comparable securities. Such valuations may reflect bid or mean between bid and asked prices for securities. Securities that are traded both in the over-the-counter market and on a stock exchange will be valued according to the broadest and most representative market. Securities may be valued by independent pricing services or other sources. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Directors. Amortized cost involves valuing an instrument at its original cost to a Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of a Fund will be valued at fair value as determined in good faith by the Advisers in accordance with procedures approved by The Lipper Funds' Board of Directors.

            ADDITIONAL PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

     Information on how to purchase, redeem and exchange shares of each Fund is included in the Prospectuses under "Shareholder Information." The issuance of a Fund's shares is recorded on such Fund's books, and certificates for shares are not issued unless expressly requested in writing to the Transfer Agent. Certificates are not issued for fractional shares.

SUSPENSION OF THE RIGHT OF REDEMPTION

     Under the Investment Company Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

REDEMPTION IN KIND

     Each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of its net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Board of Directors determines that conditions exist that make payment of redemption proceeds wholly in cash unwise or undesirable. In such a case, a Fund may make payment wholly or partly in readily marketable securities or other property, valued in the same way as such Fund determines net asset value. Redemption in kind is not as liquid as a cash redemption. Shareholders who receive a redemption in kind may incur transaction costs, if they sell such securities or property, and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

     Pursuant to procedures approved by The Lipper Funds' Board of Directors, each Fund may satisfy a redemption request from an affiliated person (whether or not such affiliated person is an investment company registered under the Investment Company Act) by means of an in-kind distribution of portfolio securities, provided that (1) the redemption in kind is effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the Fund's net asset value, (3) the redemption in kind is consistent with the Fund's redemption policies and undertakings, as set forth in the Fund's Prospectus and this SAI, and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind selects, or influences the selection of, the distributed securities.


             ADDITIONAL INFORMATION CONCERNING TAXATION OF THE FUNDS

     The following discussion is only a brief summary of certain additional tax considerations affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of all federal, state and local tax concerns, and the discussion set forth here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their own tax advisers with specific questions relating to federal, state or local taxes.

     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to continue to so qualify. Qualification as a regulated investment company requires, among other things, that a Fund: (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (2) diversify its holdings so that, at the end of each quarter of each taxable year, (a) at least 50% of the market value of such Fund's assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any issuer, to an amount not greater than 5% of the value of such Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses.

     If a Fund qualifies as a regulated investment company, such Fund will not be subject to federal income tax on the portion of its net investment income (i.e., it investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provides that it distributes at least 90% of its net investment income for the taxable year. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy this distribution requirement. Each Fund intends to make sufficient distributions or deemed distributions of its net investment income to satisfy this distribution requirement.

     If for any taxable year a Fund does not qualify for tax treatment as a regulated investment company, all of such Fund's taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to such Fund's shareholders. In such event, dividend distributions to shareholders would be taxable as ordinary income to the extent of such Fund's earnings and profits, and would be generally eligible for the dividends received deduction in the case of corporate shareholders.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     A Fund may make investments that produce income that is not matched by a corresponding cash distribution to such Fund, such as investments in obligations that have original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its basis immediately after it was acquired) if such Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund for federal income tax purposes and therefore would be subject to the distribution requirements for avoiding income and excise taxes. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors.

     Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, option and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by a Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer recognition of certain of a Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any forward contracts, futures contracts, options or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     A Fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains.

     Each Fund's net capital gain, if any, will be taxable to the Fund's shareholders as long-term capital gain, regardless of how long a shareholder has held such Fund's shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his, her or its shares. Such distributions will be designated as capital gain dividends in a written notice mailed by a Fund to its shareholders not later than 60 days after the close of such Fund's taxable year.

     Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his, her or its pro rata share of such gain, with the result that each shareholder will be required to report his, her or its pro rata share of such gain on his, her or its tax return as long-term capital gain, will receive a refundable tax credit for his, her or its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his, her or its shares by an amount equal to the deemed distribution less the tax credit.

     Distributions of a Fund's net investment income will be taxable to such Fund's shareholders as ordinary income, whether paid in cash or reinvested in additional shares.

     Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return or capital to the extent of (and in reduction of) the shareholder's tax basis in his, her or its shares; any excess will be treated as gain from the sale of his, her or its shares, as discussed below.

     Investors should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those purchasing just prior to a distribution will receive a distribution that will nevertheless be taxable to them.

     Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholder (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

     Gain or loss, if any, on the sale or other disposition of shares of a Fund will generally result in capital gain or loss to a shareholder in an amount equal to the difference between the proceeds of the sale or other disposition and the shareholder's adjusted tax basis in his, her or its shares. However, all or a portion of any loss so recognized may be disallowed if the shareholder purchases substantially identical shares of the Fund within

30 days before or after the sale or other disposition. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of a Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or undistributed capital gains credited) with respect to such share. Currently, the maximum federal income tax rate imposed on individuals with respect to long-term capital gain is 20% (or 15% with respect to capital assets held for more than five years and whose holding period began after December 31, 2000).

     Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury a portion of taxable dividends or gross redemption proceeds paid to its shareholders (1) who have failed to provide a correct tax identification number in the manner required, (2) who are subject to backup withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or (3) who have failed to certify to such Fund that they are not subject to backup withholding or that they are "exempt recipients."

     A portion of the dividends of net investment income received by corporate shareholders from a Fund may qualify for the federal dividends received deduction generally available to corporations. The dividends received deduction for corporate shareholders may be reduced if the securities with respect to which dividends are received by a Fund are (1) considered to be "debt-financed" (generally, acquired with borrowed funds), (2) held by a Fund for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date that is 45 days before the date on which such shares become ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock)) or
(3) subject to certain forms of hedges or short sales. The amount of any dividend distribution eligible for the corporate dividends received deduction will be designated by a Fund in a written notice within 60 days of the close of the taxable year. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund. The Lipper High Income Bond Fund and the Lipper Prime Europe Equity Fund each do not expect to pay a significant amount, if any, of dividends that will be eligible for the corporate dividends received deduction.

     If more than 50% of the value of the total assets of the Lipper Prime Europe Equity Fund at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of foreign taxes paid it. If the Lipper Prime Europe Equity Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Lipper Prime Europe Equity Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (1) has held shares of the Lipper Prime Europe Equity Fund for less than a specified minimum period during which it is not protected from risk of loss or (2) is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Lipper Prime Europe Equity Fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

     If a Fund purchases shares in "passive foreign investment companies," the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if the income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund with respect to deferred taxes arising from the distribution or gain. If a Fund were to invest in a passive foreign investment company and (if the Fund received the necessary information available from the passive foreign investment company, which information may be difficult to obtain) elected to treat the passive foreign investment company as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the passive foreign investment company, even if not distributed to the Fund. Alternatively, a Fund can elect to mark-to-market at the end of each taxable year its shares in a passive foreign investment company; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income with respect to such shares. Under either election, a Fund might be required to recognize in a year income in excess of its distributions from passive foreign investment companies and its proceeds from dispositions of passive foreign investment company stock during that year, and such income would nevertheless be subject to the distribution requirements to avoid corporate level taxes and the 4% excise tax.


                                PERFORMANCE DATA

     From time to time, each Fund may quote total return information, and the Lipper High Income Bond Fund may quote yield information, for one or more classes of its shares in advertisements or in reports and other communications to shareholders and compare total return and yield on one or more classes of its shares to that of other funds or accounts with a similar objective and to relevant indices. Total return for the Lipper High Income Bond Fund and the Lipper Prime Europe Equity Fund will include the performance of a corresponding limited partnership that was the predecessor entity to each Fund.

AVERAGE ANNUAL TOTAL RETURN

     Under the rules of the SEC, advertising performance for the Funds must include "average annual total return" figures computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                           P(1 + T)n = ERV

Where:

         P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years

         ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10 year periods at the end of the 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

     The following tables sets forth the average annual return for the Funds for the one and five year periods and since inception:


                                              ANNUAL RETURN          AVERAGE ANNUAL RETURN          AVERAGE
                                         FOR THE ONE YEAR PERIOD   FOR THE FIVE YEAR PERIOD      ANNUAL RETURN
FUND AND CLASS                          ENDING DECEMBER 31, 2001   ENDING DECEMBER 31, 2001     SINCE INCEPTION*
--------------                          ------------------------   ------------------------     ----------------
LIPPER PRIME EUROPE EQUITY FUND**
     Premier Shares ....................        (23.67)%                     3.97%                   7.64%
     Retail Shares .....................        (23.79)%                     3.74%                   7.52%
LIPPER U.S. EQUITY FUND
     Premier Shares ....................         (9.12)%                     6.10%                   8.28%
     Retail Shares .....................         (9.44)%                     5.83%                   8.02%
LIPPER HIGH INCOME BOND FUND**
     Premier Shares ....................          9.27%                      6.58%                   8.37%
     Retail Shares .....................          8.61%                      6.13%                   8.12%
LIPPER MERGERS FUND
     Premier Shares ....................           N/A                        N/A                   (0.70)%
     Retail Shares .....................           N/A                        N/A                   (0.80)%

----------
 * Inception dates for the Lipper Prime Europe Equity Fund are April 1, 1996 for the Premier Shares, April 11, 1996 for the Retail Shares, and April 12, 1996 for the Group Retirement Plan Shares. The Lipper Prime Europe Equity Fund's predecessor partnership had an inception date of January 13, 1992. Inception dates for the Lipper U.S. Equity Fund are January 2, 1996 for the Premier Shares and January 4, 1996 for the Retail and Group Retirement Plan Shares. Inception dates for the Lipper High Income Bond Fund are April 1, 1996 for the Premier Shares, April 11, 1996 for the Retail Shares, and April 12, 1996 for the Group Retirement Plan Shares. The Lipper High Income Bond Fund's predecessor partnership had an inception date of February 1, 1992.

** Average Annual Return for the Five Year Period Ending December 31, 2000 and Average Annual Return Since Inception reflects the performance of the Fund's predecessor partnership for periods prior to the Fund's inception date. On April 1, 1996, the assets of the Fund's predecessor partnership were transferred to the Fund and the limited partnership interests of the Fund's predecessor partnership were exchanged for Premier Shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the Fund's predecessor partnership. As a mutual fund registered under the Investment Company Act, the Fund is subject to certain restrictions under the Act and the Internal Revenue Code to which its predecessor partnership was not subject. Had the Fund's predecessor partnership been registered under the Act and subject to the provisions of the Act and the Code, its investment performance may have been adversely affected.

AGGREGATE TOTAL RETURN

     "Aggregate total return" figures represent the cumulative change in the value of an investment in a class of a Fund's shares for the specified period and are computed by the following formula:

                           AGGREGATE TOTAL RETURN = ERV - P
                                                    -------
                                                        P

Where:

         P = a hypothetical initial payment of $10,000.

         ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of the 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

     The following tables sets forth the aggregate total return for the Funds for the for a five year period and since inception:


                                          AGGREGATE TOTAL RETURN FOR
                                         THE FIVE YEAR PERIOD ENDING          AGGREGATE TOTAL
FUND AND CLASS                                DECEMBER 31, 2001           RETURN SINCE INCEPTION*
--------------                           ---------------------------      -----------------------
LIPPER PRIME EUROPE EQUITY FUND**
     Premier Shares .....................           21.48%                          108.44%
     Retail Shares ......................           20.19%                          105.99%
LIPPER U.S. EQUITY FUND
     Premier Shares .....................           34.51%                          61.15%
     Retail Shares ......................           32.78%                          58.83%
LIPPER HIGH INCOME BOND FUND**
     Premier Shares .....................           37.38%                          121.66%
     Retail Shares ......................           34.64%                          116.89%
LIPPER MERGERS FUND
     Premier Shares .....................            N/A                            (0.70)%
     Retail Shares ......................            N/A                            (0.80)%

----------

 * Inception dates for the Lipper Prime Europe Equity Fund are April 1, 1996 for the Premier Shares, April 11, 1996 for the Retail Shares, and April 12, 1996 for the Group Retirement Plan Shares. The Lipper Prime Europe Equity Fund's predecessor partnership had an inception date of January 13, 1992. Inception dates for the Lipper High Income Bond Fund are April 1, 1996 for the Premier Shares, April 11, 1996 for the Retail Shares, and April 12, 1996 for the Group Retirement Plan Shares. The Lipper High Income Bond Fund's predecessor partnership had an inception date of February 1, 1992. Inception dates for the Lipper U.S. Equity Fund are January 2, 1996 for the Premier Shares and January 4, 1996 for the Retail and Group Retirement Plan Shares.

** Average Annual Return for the Five Year Period Ending December 31, 2000 and Average Annual Return Since Inception reflects the performance of the Fund's predecessor partnership for periods prior to the Fund's inception date. On April 1, 1996, the assets of the Fund's predecessor partnership were transferred to the Fund and the limited partnership interests of the Fund's predecessor partnership were exchanged for Premier Shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the Fund's predecessor partnership. As a mutual fund registered under the Investment Company Act, the Fund is subject to certain restrictions under the Act and the Internal Revenue Code to which its predecessor partnership was not subject. Had the Fund's predecessor partnership been registered under the Act and subject to the provisions of the Act and the Code, its investment performance may have been adversely affected.

THIRTY DAY YIELD

     The Lipper High Income Bond Fund may advertise the yield on one or more classes of its shares based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           YIELD = 2[(a-b)/CD+1)6-1]
Where:

         a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
         d = the maximum offering price per share on the last day of the period

     Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Lipper High Income Bond Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation in the Lipper High Income Bond Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations during the 30-day or one month period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

     The thirty-day yield of the Lipper High Income Bond Fund as of December 31, 2001 was 7.00% for the Premier Shares and 6.74% for the Retail Shares.

OTHER INFORMATION CONCERNING PERFORMANCE DATA

     Each Fund may also from time to time include in advertisements a total return figure that is not calculated according to the formulas set forth above. Any such figure, and any quotation of the Lipper High Income Bond Fund's performance stated in terms of yield (whether or not based on a 30-day period), will be given no greater prominence than the information prescribed under SEC rules.

     Each Fund's performance will vary from time to time depending upon market conditions, the composition of such Fund's portfolio and operating expenses. Consequently, any given performance quotations should not be considered representative of the performance of any class of a Fund's shares for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in a Fund's shares with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions.

     Each Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment. Each Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing and the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in relevant articles appearing in newspapers or periodicals, shareholder reports (including the investment composition of a Fund), as well as the views of the Funds' Advisers as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected index may be used to illustrate historic performance of select asset classes. Each Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements, sales literature, shareholder communications or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, benefits, characteristics or services associated with a particular class of shares, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such advertisements or communications may include symbols, headlines or other materials that highlight or summarize the information discussed in more detail therein. Materials may include lists of representative clients of the Funds' Advisers. Materials may refer to the CUSIP numbers of the various classes of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials may also include discussions of other Funds, products and services and may include rankings based on performance or other characteristics as measured by independent third parties, including but not limited to Morningstar and Lipper Inc. (not affiliated with The Lipper Funds).

     Charts and graphs using net asset value, adjusted NAVs and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid and reflects all elements of return. Unless otherwise indicated, the adjusted NAVs are not adjusted for sales charges, if any.

     Each Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

     Each Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, each Fund may compare these measures to those of other mutual funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     Momentum indicators indicate a Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

     Each Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. Each Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, that may produce superior after-tax returns over time.

     Each Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

     Advertisements and sales materials relating to a Fund may include information regarding the background, experience and expertise of the Advisers and/or portfolio managers for each Fund.


                             INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the The Lipper Funds' independent accountant. The financial statements incorporated by reference in this Statement of Additional Information have been so incorporated in reliance on the report of the Company's independent accountant, given on the authority of that firm as experts in auditing and accounting


                                     COUNSEL

     Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017-3954, serves as counsel to The Lipper Funds. Piper Marbury Rudnick & Wolfe LLP, 36 South Charles Street, Baltimore, Maryland 21201-3018, passed upon the validity of the The Lipper Funds' shares issued in connection with the Lipper High Income Bond Fund, the Lipper U.S. Equity Fund and the Lipper Prime Europe Equity Fund under Maryland law. Venable, Beatjer and Howard, LLP, Two Hopkins Plaza, Baltimore, Maryland 21201, passed upon the validity of the The Lipper Funds' shares issued in connection with the Lipper Mergers Fund under Maryland law.


                              FINANCIAL STATEMENTS

     The financial highlights for each Fund for the year ended December 31, 2001 are set forth in each Fund's Prospectus. The financial statements for each Fund for the year ended December 31, 2001, and the report thereon of PricewaterhouseCoopers LLP, that appear in each Fund's 2001 Annual Report to Shareholders, were previously filed electronically with the SEC and are incorporated herein by reference.

                                    APPENDIX

                      DESCRIPTION OF CORPORATE BOND RATINGS

     A description of the rating policies of Moody's Investor Services Corp. and Standard & Poor's with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

     Aaa -- Bonds rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in "Aaa" securities.

     A -- Bonds rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds re rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

     Caa -- Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds re rated "Ca" represent obligations that are speculative in high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. 0

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

     AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

     AA -- Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

     A -- Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

     BB-B-CCC-CC-C -- Bonds rated "BB," "B," "CCC," "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI -- Bonds rated "CI" are income bonds on which no interest is being paid.

     D -- Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

     PRIME-1 -- Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2 -- Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     PRIME-3 -- Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME -- Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

     A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

     A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B -- Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                             THE LIPPER FUNDS, INC.

                            PART C. OTHER INFORMATION


Item 22.  Financial Statements

(a)     Registration Statement.

        (1) Financial Highlights for the year ended December 31, 2001 and previous years.

(b)     Annual Report.

        Included in Part B of the Registration Statement+:

        (i)     Statement of Assets and Liabilities dated December 31, 2001.+

        (ii)    Independent Accountants' Reports dated February 25, 2002.+

        (iii) Portfolio of Investments for the Lipper High Income Bond Fund dated December 31, 2001.+

        (iv) Portfolio of Investments for the Lipper U.S. Equity Fund dated December 31, 2001.+

        (v) Portfolio of Investments for the Lipper Prime Europe Equity Fund dated December 31, 2001.+

        (vi) Portfolio of Investments for the Lipper Mergers Fund dated December 31, 2001.+

        (vii) Statement of Assets and Liabilities for the Lipper High Income Bond Fund, Lipper U.S. Equity Fund, Lipper Prime Europe Equity Fund and Lipper Mergers Fund dated December 31, 2001.+

        (viii) Statement of Operations for the Lipper High Income Bond Fund, Lipper U.S. Equity Fund, Lipper Prime Europe Equity Fund and Lipper Mergers Fund for the period ended December 31, 2001.+

        (ix) Statement of Changes in Net Assets for the Lipper High Income Bond Fund, Lipper U.S. Equity Fund, Lipper Prime Europe Equity Fund and Lipper Mergers Fund for the periods ended December 31, 2001 and December 31, 2000.+

           + Incorporated by reference to the Annual Reports of the Lipper High Income Bond Fund, Lipper U.S. Equity Fund, Lipper Prime Europe Equity Fund and Lipper Mergers Fund for the year ended December 31, 2001 filed on March 8, 2002 with the SEC on Form N-30D (Accession No. 0000950110-02-000120).

Item 23. Exhibits:

(a)     Articles of Incorporation.

        (1) Registrant's Articles of Incorporation.

        (2) Registrant's Articles of Amendment and Restatement.*

        (3) Registrant's Certificate of Correction.

        (4) Registrant's Certificate of Correction.

        (5) Registrant's Articles of Amendment Changing Name of Series Pursuant to MGCL Section 2-605(a)(4).

        (6) Registrant's Articles Supplementary.%

        (7) Registrant's Articles of Amendment Changing Name of Series Pursuant to MGCL Section 2-605(a)(4) (attached hereto).

(b)     By-Laws.

        (1) Registrant's Amended and Restated By-Laws.**

(c)     Instruments Defining Rights of Security Holders.

        (1) Form of Stock Certificate for Premier Shares of common stock.**

        (2) Form of Stock Certificate for Retail Shares of common stock.**

        (3) Form of Stock Certificate for Group Retirement Plan Shares of common stock.**

The rights of security holders of the Registrant are further defined in the following sections of the Registrant's By-Laws and Declaration:

        a. By-Laws.
           See Article I and Article V.

        b. Declaration.
           See Article V.

(d)     Investment Advisory Contracts.

        (1) Investment Advisory Agreement between Registrant and Lipper & Company, L.L.C. relating to the Lipper High Income Bond Fund.***

        (2) Investment Advisory Agreement between Registrant and Lipper & Company, L.L.C. relating to the Lipper U.S. Equity Fund.***

        (3) Investment Advisory Agreement between Registrant and Prime Lipper Asset Management relating to the Lipper Prime Europe Equity Fund.**

        (4) Investment Advisory Agreement between Registrant and Lipper & Company, L.L.C. relating to the Lipper Mergers Fund.%

(e)     Underwriting Contracts.

        (1) Distribution Agreement between Registrant and Lipper & Company, L.P.***

        (2) Addendum to Distribution Agreement between Registrant and Lipper and Company, L.P.%

(f)     Bonus or Profit Sharing contracts.

            None.

(g)     Custodian Agreements.

        (1) Global Custody Agreement between Registrant and The Chase Manhattan Bank.***

        (2) Custody Agreement between Registrant and Custodial Trust Company (attached hereto)

(h)     Other Material Contracts.

        (1) Administration Agreement between Registrant and Chase Global Funds Services Company.***

        (2) Fund Accounting Services Agreement between Registrant and ALPS Mutual Funds Services, Inc. (attached hereto).

        (3) Transfer Agency of Services Agreement between ALPS Mutual Funds Services, Inc. and Registrant (attached hereto).

        (4) Administration Agreement between ALPS Mutual Funds Services, Inc. and Registrant (attached hereto).

(i)     Legal Opinion.

        (1) Opinion and Consent of Piper & Marbury.**

        (2) Opinion of Venable, Baetjer and Howard, LLP.%

(j)     Other Opinions.

        (1) Consent of Independent Accountants (attached hereto).

(k)     Omitted Financial Statements.

            None.

(l)     Initial Capital Agreements.

        (1) Purchase Agreement among Registrant, Lipper & Company, L.L.C. and Prime Lipper Asset Management.***

(m)     Rule 12b-1 Plan.

        (1) Amended and Restated Retail Distribution Plan.***

        (2) Form of Group Retirement Servicing Plan.***

        (3) Addendum to Amended and Restated Distribution Plan.%

(n)     Financial Data Schedule.

        (1) Financial Data Schedules.***

(o)     Rule 18f-3 Plan.

        (1) Multiclass Plan.***

        (2) Addendum to Multiclass Plan.%

(p)     Power of Attorney.

        (1) Powers of Attorney for Kenneth Lipper, Abraham Biderman and Stanley Brezenoff.*

        (2) Power of Attorney for Irwin Russell.**

        (3) Power of Attorney for Martin Maltz.***

(q)     Codes of Ethics

        (1) Code of Ethics of The Lipper Funds, Inc.#

        (2) Code of Ethics of Lipper & Company, L.L.C.#

        (3) Code of Ethics Prime Lipper Asset Management.#

        (4) Code of Ethics of Lipper & Company, L.P.#

        (5) Addendum to Code of Ethics of The Lipper Funds, Inc.%

        (6) Addendum to Code of Ethics of Lipper & Company, L.L.C.%

----------

         + Incorporated by reference to Registration Statement filed with the SEC on October 10, 1995.


         * Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement filed with the SEC on December 29, 1995.

        ** Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement filed with the SEC on March 25, 1998.

       *** Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement filed with the SEC on February 26, 1999.

         # Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement filed with the SEC on March 1, 2001.


         % Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement filed with the SEC on June 25, 2001.

Item 24.       Persons Controlled by or under Common Control with the Registrant

               Kenneth Lipper may be deemed to control Registrant, Lipper & Company, L.L.C., Prime Lipper Asset Management, Lipper & Company, L.P. and affiliates thereof. Accordingly, these entities may be deemed to be under common control with Registrant.

Item 25.       Indemnification

               Reference is made to Article VII of Registrant's Articles of Incorporation, Article IV of Registrant's By-laws, and subsections 4.1 and 4.2 of the Distribution Agreement between the Registrant and Lipper & Company, L.P.

               Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.       Business and Other Connections of the Investment Advisers

               Reference is made to the Sections entitled "Management" in the Prospectuses and the Statement of Additional Information.

               The list required by this Item 26 of officers and directors of Lipper & Company, L.L.C., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers, directors and partners during the past two years, is incorporated by reference to Schedules C and D to Form ADV filed by Lipper & Company, L.L.C. pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act") (SEC File No. 801-50666).

               The list required by this Item 26 of officers, directors and partners of Prime Lipper Asset Management, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers, directors and partners during the past two years, is incorporated by reference to Schedules B and D to Form ADV filed by Prime Lipper Asset Management pursuant to the Advisers Act (SEC File No. 801-41430).

Item 27.       Principal Underwriters

        (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor: None.

        (b) The information required by this Item 29(b) with respect to each director, officer and partner of Lipper & Company, L.P. is incorporated by reference to the Form BD filed by Lipper & Company, L.P. pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-030161).

        (c)    Not applicable.

Item 28.       Location of Accounts and Records

               All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of:

               Lipper & Company, L.L.C., 101 Park Avenue, New York, New York 10178;

               Prime Lipper Asset Management, 101 Park Avenue, New York, New York 10178 and Via Turati 9, Milan, Italy 20124;


               Custodial Trust Company, 101 Carnegie Center, Princeton, NJ 08540-6231

               ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, CO 80202



Item 29.       Management Services

               Not applicable.

Item 30.       Undertakings

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York and State of New York on the 30th day of April, 2002.
                                                   THE LIPPER FUNDS, INC.



                                                   By  /s/ Abraham Biderman
                                                       --------------------
                                                           Abraham Biderman
                                                           Director

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                  Title                                    Date


/s/ Kenneth Lipper         Director, Chairman of the Board     April 30, 2002
---------------------      (principal executive officer),
Kenneth Lipper             and President


/s/ Abraham Biderman       Director, Executive Vice            April 30, 2002
---------------------      President, Treasurer (principal
Abraham Biderman           financial and accounting officer)
                           and Secretary


      *                    Director                            April 30, 2002
---------------------
Stanley Brezenoff


      *                    Director                            April 30, 2002
---------------------
Martin Maltz


      *                    Director                            April 30, 2002
---------------------
Irwin E. Russell


*By: /s/ Abraham Biderman
     --------------------
         Abraham Biderman
         Attorney-in-Fact